UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1.   Report to Shareholders.

WASATCH GLOBAL INVESTORS

WASATCHGLOBAL.COM

SEPTEMBER 30, 2020

# 2020 Annual Report

| Fund Name | Investor Class | Institutional Class |
|---|---|---|
| Wasatch Core Growth Fund | WGROX | WIGRX |
| Wasatch Emerging India Fund | WAINX | WIINX |
| Wasatch Emerging Markets Select Fund | WAESX | WIESX |
| Wasatch Emerging Markets Small Cap Fund | WAEMX | WIEMX |
| Wasatch Frontier Emerging Small Countries Fund | WAFMX | WIFMX |
| Wasatch Global Opportunities Fund | WAGOX | WIGOX |
| Wasatch Global Select Fund | WAGSX | WGGSX |
| Wasatch Global Value Fund | FMIEX | WILCX |
| Wasatch International Growth Fund | WAIGX | WIIGX |

| Fund Name | Investor Class | Institutional Class |
|---|---|---|
| Wasatch International Opportunities Fund | WAIOX | WIIOX |
| Wasatch International Select Fund | WAISX | WGISX |
| Wasatch Micro Cap Fund | WMICX | WGICX |
| Wasatch Micro Cap Value Fund | WAMVX | WGMVX |
| Wasatch Small Cap Growth Fund | WAAEX | WIAEX |
| Wasatch Small Cap Value Fund | WMCVX | WICVX |
| Wasatch Ultra Growth Fund | WAMCX | WGMCX |
| Wasatch-Hoisington U.S. Treasury Fund | WHOSX | — |

Beginning January 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Wasatch Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Wasatch Funds or from your financial intermediary, (such as a broker-dealer or bank). Instead, reports will be made available on Wasatch Funds' website wasatchglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Wasatch Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with Wasatch Funds, by calling 800.551.1700 or by enrolling in "eDelivery" by logging into your account at https://wasatchfunds.olaccess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with Wasatch Funds, you can call 800.551.1700 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Wasatch Funds held in your account if you invest through a financial intermediary or all Wasatch Funds held with the fund complex if you invest directly with Wasatch Funds.

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Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders — Our Thoughts on Stock Valuations

Ken Korngiebel, CFA Portfolio Manager	Jagjit Sahota Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

Because stocks have rebounded so strongly despite the ongoing effects of the coronavirus, we’re frequently asked about the level of valuations in the market. In response, we acknowledge the higher prices but we emphasize that many of our companies — tech-related companies, in particular — have actually benefited from the pandemic because they facilitate activities like working remotely, seeing a doctor online, renovating household spaces and enjoying home-based recreation. Moreover, we think these activities will continue even after the pandemic ends because people have become accustomed to new routines.

STOCK PRICES ARE FORWARD-LOOKING

Another consideration has to do with the forward-looking nature of stock prices. In this regard, think about the discussion from a recent CNBC interview with Wharton School professor Dr. Jeremy Siegel. The interviewer asked him to assess the effects of potentially lost earnings on stock valuations. Dr. Siegel responded that stocks represent claims on long-term company performance. He said that over 90% of a stock’s worth is generally based on earnings beyond one year into the future. In other words, if a company loses all of its earnings in the current year, the stock price should be down less than 10%. This is a very broad generalization, of course, and from our perspective it assumes the company can stay in business without impairment to its long-term competitive position, without dilution to its ownership structure and without a major increase in debt.

Because so much of a stock’s worth is forward-looking, it can be perfectly rational for a stock to experience a V-shaped recovery in the short term even if it takes the business and the broad economy much longer to get back on track. Additionally, for fast-growing small-cap companies such as those targeted by Wasatch, it’s likely that an even greater percentage of a stock’s worth is based on future earnings.

This is because especially fast growth puts extra emphasis on the future. For example, with the benefit of 20/20 hindsight, we all would have paid what would have seemed like very expensive share prices in the early years of Amazon.com and Netflix if we had known how fast the companies would grow and how long the duration of the growth would be.*

WASATCH’S PERSPECTIVE ON GROWTH-ORIENTED INVESTING

When considering the stock valuations of growth-oriented companies — especially in the current environment of generally elevated prices — we think there are two main points to keep in mind. But before we describe them, let’s start with a discussion of a standard valuation measure: the price/earnings (P/E) ratio.

While we generally prefer metrics like enterprise value to sales (EV/S), the more common expression of the perceived expensiveness of a company is the P/E ratio, which is the stock price divided by the earnings per share (EPS). The P/E ratio can be calculated in several ways — for example, based on trailing earnings or based on projected future earnings. We think most investors would agree that a high-quality company deserves to sell at a greater P/E ratio than a lower-quality company. The question is: How much greater?

At Wasatch Global Investors, we often invest in companies with significantly larger P/E ratios than the ratios for companies in the benchmark indexes. Our reason for this is we believe the high-quality characteristics we emphasize will allow our companies to grow sales and earnings much faster than the average index constituent. In other words, we’re not afraid to “pay up” for growth if, for example, we think a company can double in size within the next five years or so. Moreover, we believe high-quality companies are often better able to maintain operations during periodic downturns (like the current pandemic) and emerge stronger and well-positioned for the long term — even if their stocks are priced somewhat more richly in the short term.

This brings us to our first point. When we invest in a company with a high P/E ratio today, we don’t do so with the expectation the ratio will stay high indefinitely because that would require us to depend on the irrational behavior of other investors. Instead, we plan for P/E ratio contraction.

We try to estimate the company’s earnings about five years into the future. Then we calculate an expected future stock price based on the estimated earnings and based on a lower, less expensive P/E ratio. If the stock price at today’s higher P/E ratio is significantly below the expected future stock price at the less expensive P/E ratio, we think we can make an adequate return.

Our second point is we try to assess the likely duration of a company’s growth at various rates. For example, consider hypothetical investments in two different companies at the same valuation today. One company grows 25% annually for 10 years. The other company grows 25% annually for five years and then 10% annually for the next five years.

After the full 10 years, the company that maintained its 25% annual growth would be almost twice as large as the company that faltered in its growth. As you can see from this example, an investor who made good assessments of the differing growth rates and durations would have been well-rewarded for choosing the company with consistent 25% growth — even if the investor had been willing to pay a somewhat higher starting valuation.

SEPTEMBER 30, 2020

FOCUS ON QUALITY FIRST, GROWTH SECOND

At Wasatch, we consider ourselves to be quality-oriented investors first and growth-oriented investors second. In contrast, we think some other growth investors that are less focused on quality get into trouble when there’s a bubble in stock prices for companies that don’t live up to their hype as total game-changers. A prime example was 2000’s peak in the dot-com mania — which, by the way, we at Wasatch largely avoided because we were grounded in our bottom-up research of company fundamentals.

Today, we don’t see a situation that’s analogous to the dot-com mania. Software-as-a-Service (SaaS) companies, for example, really are changing productivity, commerce and entertainment for the better. As mentioned earlier, many of these companies have actually benefited from the pandemic. Moreover, we continue to see headroom for ongoing growth based on new ways of living and conducting business.

An attractive feature of many higher-tech and other non-capital-intensive businesses is they can grow sales quickly without the risk of having to take on large amounts of debt or having to dilute their equity ownership excessively or repeatedly. Although these businesses may have stocks that seem to sell at relatively high P/E ratios, many of the businesses could reduce their sales growth and immediately become much more profitable if necessary. For example, Amazon and Netflix continue to operate with low earnings compared to their sales volumes because it still makes sense to plow cash back into expanding their businesses.

WASATCH OUTLOOK AND POSITIONING

Despite the lingering effects of the pandemic, stock markets around the world remained relatively strong during the third quarter of 2020, supported to a large extent by government-sponsored fiscal measures and accommodative central-bank monetary policies. In fact, the U.S. Federal Reserve recently announced its intention to keep interest rates extremely low for at least the next few years.

A close analysis of stock-price movements during September, however, showed the U.S. generally lagged many international developed markets and emerging markets. In addition, the information-technology sector trailed several other sectors. This underperformance wasn’t surprising to us because the U.S. and the information-technology sector were previously the leading areas of the markets, and it’s often the case that stocks take a breather after strong upward surges.

Going forward, we think that international developed markets and emerging markets — supported by strengthening currencies versus the dollar — may continue to outperform the U.S. as they did in September. After all, non-U.S. markets prior to their recent leadership had lagged the U.S. for several years. And they may still have some catching up to do. Moreover, our research indicates the combination of high-quality businesses and reasonable stock prices is especially prevalent beyond U.S. borders.

As for information technology, the sector holds an important place in our quality-oriented approach to investing because it is being propelled by key secular trends such as remote work, telemedicine and streaming entertainment that could continue to accelerate.

More generally, we believe sales and earnings growth drive stock prices over the long term. We favor industry-leading companies that are largely able to self-fund their growth without much debt and, if possible, without high fixed costs. We also look for sustainable competitive advantages, healthy balance sheets, high returns on capital and strong cash flows.

To sum up, we think well-chosen growth companies will benefit from the fact that today’s worth of a quickly developing business is especially dependent on future earnings. And this characteristic is likely to be reinforced by the Fed’s “lower for longer” interest-rate policy, which also places a premium on the future. So rather than attempting to navigate macro events like vaccine development and political election results, we prefer to stay squarely focused on assessing duration and quality for the long term.

With sincere thanks for your continuing investment and for your trust,

Ken Korngiebel and Jagjit Sahota

*	As of September 30, 2020, none of the Wasatch Funds held Amazon.com, Inc. or Netflix, Inc.

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.

CFA® is a trademark owned by the CFA Institute.

Wasatch Global Investors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 38.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

During the 12-month period ended September 30, 2020, stocks fluctuated wildly in large part due to the outbreak of the novel coronavirus and the ensuing responses. For the full period, the Wasatch Core Growth Fund — Investor Class gained 17.41% while the benchmark Russell 2000 Index increased 0.39% and the Russell 2000 Growth Index rose 15.71%.

Many stocks showed strong returns during the 12 months even though the pandemic remained unresolved. While companies were fairly resilient, no reasonable analyst would minimize the effects on stock prices from support by fiscal initiatives and monetary policies. For example, the U.S. Federal Reserve (Fed) recently announced its plans to keep interest rates extremely low for at least the next few years and to promote higher employment and inflation. In addition, the Fed stepped outside its monetary mandate by publicly encouraging Congress to do even more on the fiscal front to assist individuals and businesses facing hardship.

DETAILS OF THE YEAR

The information-technology and consumer-discretionary sectors were large sources of outperformance relative to the benchmark. In both sectors, a significant weighting and stock selection were key factors. In financials, the Fund benefited from being underweighted and having a few strong performers. Elsewhere, the Fund’s industrials did well and having no energy stocks was fortuitous. On the other hand, lagging returns in health care and an underweight in the sector were detrimental to the Fund’s relative performance.

The Fund’s top contributor was Five9, Inc., which provides contact-center software that is managed and hosted from the cloud. The company offers real-time and historical reporting, quality monitoring, and workforce and customer-relationship-management integrations. The stock benefited from the superiority of cloud-based software, which has become especially evident during the pandemic. On a longer-term basis, Five9 has competitive advantages that make it the dominant growth company in its industry. First, Five9 offers compelling products that address mission-critical customer needs, and the company has been leveraging these products with high research-and-development spending. Second, the company has been enhancing its products for reliability, functionality and scalability at the enterprise level — thereby opening new revenue opportunities. Third, in our estimation, Five9’s leadership team has talent and depth at the home office and at the regional levels, and the company has created a culture that attracts and retains best-in-class personnel.

The largest detractor from Fund performance was Monro, Inc., a leading chain of automotive-repair shops with more than 1,280 locations spread across 32 states. The company has certainly been impacted in the short term by stay-at-home orders and decreased travel. Also, Monro’s CEO recently resigned to become the CEO of a larger company. Board Chairman Robert Mellor has been appointed interim CEO, and the search for a successor has been initiated. We spoke to Mr. Mellor recently and feel comfortable that a sound, long-term business plan remains in place for the company. Given an already-impressive footprint, we believe Monro still has significant headroom for growth over the next few years despite the company’s short-term challenges.

OUTLOOK

With the success of growth-oriented tech and tech-related stocks over the past several years, many investors are questioning whether there will be a market rotation away from growth stocks and toward value stocks — which are typically in more basic industries like oil drilling, mining and banking. For our part, we don’t think it’s possible to successfully navigate growth and value cycles. Instead, we prefer to stay invested in growth names that meet our strict quality standards.

More broadly, with the Fed committed to near-zero interest rates (and therefore a low cost of capital) for years on end, cash-generative growth companies should be particularly well-positioned to produce attractive returns on invested capital — especially if the companies’ total addressable markets are very large and expanding. Additionally, from a discounted-cash-flow perspective, low interest rates should favor companies that defer profits today in order to achieve large, recurring profits well into the future.

In closing, we’d like to emphasize that our expertise isn’t in trying to predict the intricacies of politics, vaccine development, the “reopening trade” or growth versus value cycles. We leave attempts at those predictions to others. For our part, we prefer to stay immersed in analyzing company fundamentals, activities we think actually give us an edge in the competitive field of investments.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	17.41%	14.43%	14.69%

Core Growth (WIGRX) — Institutional	17.58%	14.59%	14.80%

Russell 2000® Index	0.39%	8.00%	9.85%

Russell 2000® Growth Index	15.71%	11.42%	12.34%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Pool Corp.	3.8%

ICON plc (Ireland)	3.1%

Trex Co., Inc.	3.0%

Paylocity Holding Corp.	2.9%

Floor & Decor Holdings, Inc., Class A	2.8%

Company	% of Net Assets

Monolithic Power Systems, Inc.	2.7%

Five9, Inc.	2.7%

Medpace Holdings, Inc.	2.6%

Morningstar, Inc.	2.6%

Ensign Group, Inc. (The)	2.4%

*

As of September 30, 2020, there were 58 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Although the coronavirus pandemic roiled equity markets during the 12-month period ended September 30, 2020, the Wasatch Emerging India

Fund — Investor Class declined only -0.38%. The Fund modestly underperformed the benchmark MSCI India Investable Market Index (IMI), which rose 1.10%.

During the second half of the period, Indian equities moved solidly higher amid better-than-expected corporate earnings and strong inflows of foreign capital. Restrictions on the activities of individuals and businesses eased as the government continued to unlock India’s economy in phases. Many investors are now optimistic regarding consumer sentiment heading into the annual festive season. The period from mid-October through December is typically the busiest time of the year in India for sales of big-ticket items such as gold jewelry, automobiles and apartments.

Additionally, manufacturing activity in September jumped to its highest level in more than eight years — which helped to reassure investors that India’s economy was on the mend following a sharp contraction in the April-to-June quarter. As for agriculture, India has reported the best monsoon rainfall in the past six years. This has improved crop yields and should also support gross domestic product (GDP) growth and rural consumption.

DETAILS OF THE YEAR

Although financials were down for the 12 months, the Fund benefited relative to the benchmark from favorable stock selection. Regarding communication services, the Fund saw excellent relative performance in a strong sector. Health care also proved advantageous, as the Fund was overweighted in this highflying sector. On the other hand, the Fund was disadvantaged by having no exposure to soaring energy stocks. Also on the negative side of the ledger, the Fund experienced poor stock performance among consumer-discretionary names.

Top contributors for the Fund included Divi’s Laboratories Ltd. and Info Edge India Ltd. Divi’s produces active pharmaceutical ingredients and intermediates. The company has benefited as international manufacturers of pharmaceuticals shift supply chains out of China or seek secondary sources of supply. Info Edge runs an online job-posting website and leading internet portals dedicated to matrimony, real estate and education. Following a sharp drop-off during India’s Covid-19 lockdown, traffic on the company’s flagship recruitment-solutions platform has increased in recent months. Management noted significant acceleration in the real-estate segment as well. The matrimony segment of Info Edge also has benefited as Indians sheltering in place browsed the company’s portal, uploaded their profiles and availed themselves of industry-first video applications.

Financial companies accounted for several of the Fund’s greatest detractors. Among these were Bajaj Finance Ltd., AU Small Finance Bank Ltd. and Aavas Financiers Ltd. Bajaj is a non-bank financial company (NBFC) offering a broad spectrum of lending services. AU is a small finance bank that primarily targets unbanked and underbanked low- and middle-income individuals and small businesses. Aavas is an NBFC specializing in housing loans to low- and middle-income customers in semi-urban and rural areas. After contacting all three of these companies, we believe they have ample capital buffers and we expect them to emerge from the coronavirus crisis even stronger. We used the sharp declines in their share prices to add selectively to our positions. We think Bajaj is particularly well-situated because it focuses on India’s salaried class, whose loan payments are often made through automatic transfers.

OUTLOOK

In August, Federal Reserve Chairman Jerome Powell announced a new, more accommodative approach to U.S. monetary policy. As governments around the world struggle to revive their economies from virus-induced slowdowns, we think the Fed’s shift toward keeping U.S. interest rates lower for longer will prove especially beneficial for countries such as India.

India’s government and central bank sometimes find themselves hamstrung by rising energy prices. Because India imports about 80% of the oil it uses, higher-priced oil widens the country’s current-account deficit and stokes inflation. That, in turn, forces the Reserve Bank of India to keep interest rates high to defend the currency, and limits the government’s ability to run large deficits without scaring away the foreign capital needed to fund them. Although the risk of escalating crude-oil prices seems remote in the current environment, other factors can also create inflationary pressures that constrain efforts by India’s government and central bank to stimulate economic growth.

By making the U.S. dollar less attractive to international investors, the Fed’s new approach should give India’s policy makers some additional breathing room on both the fiscal and monetary sides. Moreover, we think the Fed’s updated monetary framework is likely to provide India and other emerging markets with a tailwind for at least the next few years.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since Inception 4/26/2011

Emerging India (WAINX) — Investor	-0.38%	9.25%	9.79%

Emerging India (WIINX) — Institutional	-0.15%	9.44%	9.89%

MSCI India IMI	1.10%	5.01%	2.00%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.68% / Institutional Class: 1.49%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd. (India)	8.7%

Divi’s Laboratories Ltd. (India)	7.0%

HDFC Bank Ltd. (India)	6.0%

Mindtree Ltd. (India)	5.9%

Larsen & Toubro Infotech Ltd. (India)	5.8%

Company	% of Net Assets

Info Edge India Ltd. (India)	5.3%

Avenue Supermarts Ltd. (India)	4.8%

Dr. Lal PathLabs Ltd. (India)	4.5%

Trent Ltd. (India)	4.5%

Britannia Industries Ltd. (India)	4.4%

*

As of September 30, 2020, there were 27 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

†Inception: April 26, 2011. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

Despite the arrival of the coronavirus pandemic during the 12-month period ended September 30, 2020, the Wasatch Emerging Markets Select Fund — Investor Class rose 27.12%. The Fund significantly outperformed the benchmark MSCI Emerging Markets Index, which increased 10.54%.

Optimism for a rapid economic recovery drove solid gains in emerging-market equities during the second half of the period. A flagging U.S. dollar and progress toward vaccines and therapeutics also encouraged investors. Appreciation of emerging-market currencies against the dollar boosted performance of both the Fund and the Index. In addition to its direct effects on performance, a falling dollar supports riskier assets in emerging markets by increasing their appeal to international investors. A weaker greenback also makes it easier for developing nations to issue debt denominated in their own currencies. The dollar dropped to two-year lows against a basket of major rivals after the Federal Reserve unveiled a more accommodative approach to monetary policy.

DETAILS OF THE YEAR

From a country perspective, the Fund benefited relative to the benchmark from especially advantageous stock selection in Taiwan and Brazil. China, including Hong Kong, also contributed to the Fund’s return, but a larger weighting there would have been beneficial to relative performance. On the negative side of the ledger, the Fund was hurt by poor results in Korea and a sizable allocation and underperformance in India.

The Fund’s top contributor for the 12-month period was Silergy Corp., a Taiwanese manufacturer of high-performance mixed-signal and analog integrated circuits (ICs) used in a wide array of electronic devices. The company’s products include step-down regulators, step-up regulators, linear regulators, protection switches, power-management ICs and audio amplifiers. We think Silergy’s business model — which is based on analog design engineering — is difficult to replicate and is likely to provide the company with significant headroom for growth over the coming decade. On a shorter-term basis, strong revenues have recently helped alleviate concerns about potentially weak demand from China.

The Fund’s largest detractor was Bajaj Finance Ltd., a leading Indian non-bank financial company that offers a broad spectrum of lending services. The company’s shares languished earlier in the period as strict stay-at-home orders and a government-imposed moratorium on loan repayments battered Indian financials. Confident in the ability of Bajaj to ride out the pandemic and emerge stronger competitively, we continued to hold the Fund’s position. Our patience was rewarded with a rebound in the stock as the phased unlocking of India’s economy drove steady improvement in the company’s collection efficiency. Still, the stock hasn’t fully recovered its losses for the period.

OUTLOOK

We expect China to remain in the spotlight regarding issues such as the country’s response to the outbreak of Covid-19 in Wuhan, the Hong Kong national security law, human-rights concerns, and a host of issues related to trade and intellectual property. In a speech meant to demonstrate the failure of engagement efforts with China, U.S. Secretary of State Michael Pompeo added accusations of general nefariousness, lying, global hegemony, tyranny and communism.

For its part, China may already have concluded that — no matter what it does — the United States will never accept China’s rise and will instead seek to constrain it. If so, China’s leaders have little incentive to make concessions designed to appease U.S. antagonism. In the short term, this tension may create some volatility in emerging-market stocks. From a longer-term perspective, however, China appears to already have reached critical mass in terms of its own economy and sphere of influence. As a result, it’s doubtful that U.S.-led containment efforts will succeed to any significant degree. Put simply, we think China is too big to ignore, and we believe its relative contribution to world gross domestic product is only likely to increase from here.

Beyond China, we think Covid-19 has highlighted technological changes that are here to stay. In particular, the abrupt transformation of the workplace through videoconferencing and productivity platforms — initially adopted out of necessity — now appears likely to benefit both businesses and their employees going forward. In short, we expect what began as social-distancing requirements during the coronavirus pandemic to hasten a broad societal trend that had already been underway. We believe emerging markets with young populations are uniquely positioned to reap the benefits of these changes.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since Inception 12/13/2012

Emerging Markets Select (WAESX) — Investor	27.21%	11.50%	4.83%

Emerging Markets Select (WIESX) — Institutional	27.58%	11.80%	5.15%

MSCI Emerging Markets Index	10.54%	8.97%	2.95%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.97%, Net: 1.51% / Institutional Class — Gross: 1.43%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd. (India)	7.2%

MercadoLibre, Inc.	5.7%

HDFC Bank Ltd. (India)	5.1%

Silergy Corp. (Taiwan)	5.0%

Sea Ltd. ADR (Singapore)	4.7%

Company	% of Net Assets

Larsen & Toubro Infotech Ltd. (India)	4.2%

Globant S.A. (Argentina)	4.1%

Voltronic Power Technology Corp. (Taiwan)	3.6%

Raia Drogasil S.A. (Brazil)	3.5%

Wuxi Biologics Cayman, Inc. (China)	3.2%

*

As of September 30, 2020, there were 41 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

†Inception: December 13, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas and Kevin Unger.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

Although the coronavirus pandemic took hold during the 12-month period ended September 30, 2020, the Wasatch Emerging Markets Small Cap Fund — Investor Class gained 21.12%. The Fund meaningfully outperformed the benchmark MSCI Emerging Markets Small Cap Index, which rose 6.89%.

Following steep

Covid-related losses, emerging-market equities rebounded during the second half of the period as economies battered by the virus began to reopen and hopes grew that vaccines and therapeutics would be developed. Stimulus measures enacted by governments and central banks also encouraged investors.

Moreover, our emphasis on what we consider high-quality companies with strong balance sheets and robust business models served the Fund well. Against a backdrop of heightened uncertainty, well-situated firms with the potential to survive and benefit from consolidation in their industries became more appealing to investors.

DETAILS OF THE YEAR

Although business conditions in many developing nations remained poor, not all companies were affected equally. The pandemic has been accelerating the adoption of e-commerce, social media and other technologies that replace person-to-person contact with digital content. We tend to focus our research on businesses we believe are aligned with broad societal trends. Companies that have been benefiting from increased use of digital forms of interaction were among the key contributors to Fund performance during the period.

In terms of countries, the Fund’s return relative to the benchmark was helped by favorable stock selection in Taiwan, Brazil, Argentina and Hong Kong. Conversely, Korea was a source of disappointment because our holdings lagged the benchmark’s Korean positions and the Fund was underweighted in a country that saw strong returns overall. Similarly, we were disappointed by the Fund’s performance in Mexico, where our overweight position was disadvantageous and where our holdings trailed the benchmark’s Mexican constituents.

One of the Fund’s largest contributors was Microport Scientific Corp., which is based in Shanghai, China. The company manufactures interventional and minimally invasive devices for keyhole surgery. While Microport’s current products are used in the treatment of vascular diseases, the company is developing additional devices to treat diabetes and orthopedic disorders. Reports that a well-respected, Asia-focused private-equity firm had acquired an ownership stake sent Microport’s stock price soaring.

Indian financial companies accounted for some of the Fund’s greatest detractors, including Bajaj Finance Ltd., AU Small Finance Bank Ltd. and Aavas Financiers Ltd. Bajaj is a non-bank financial company (NBFC) offering a broad spectrum of lending services. AU is a small finance bank that primarily targets unbanked and underbanked low- and middle-income individuals and small businesses. Aavas is an NBFC specializing in housing loans to low- and middle-income customers in semi-urban and rural areas. After contacting all three of these companies, we believe they have ample capital buffers and we expect them to emerge from the coronavirus crisis even stronger. We think Bajaj is particularly well-situated because it focuses on India’s salaried class, whose loan payments are often made through automatic transfers.

OUTLOOK

In September, Chinese manufacturing activity grew faster than expected. Driven by a pickup in export demand as global economies reopened, China’s economic recovery appears to be on relatively firm footing. Consumption also increased as the Chinese government continued to ease restrictions on travel and in-person entertainment. China’s success in battling the Covid-19 pandemic has cemented its substantial regional influence and growing economic status. These developments aren’t difficult to understand. As of this writing, China’s vast industrial sector has approached its pre-pandemic might — fueled by government-funded infrastructure expansion, rising exports and pent-up demand.

Of course, investing in China carries its own unique set of risks. Among these are the country’s deepening disputes with the U.S. over issues such as trade, technology and the situation in Hong Kong. When researching companies to own in the Fund, we seek firms whose fortunes are comparatively independent of geopolitics. We look for growing businesses that we think are well-positioned to benefit from secular trends in areas that include health care and technology.

We believe China will continue to develop and open up its economy. At the same time, we think ongoing improvements in China’s financial markets will deepen liquidity and attract increasing capital flows from around the world.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	21.12%	8.62%	4.60%

Emerging Markets Small Cap (WIEMX) — Institutional	21.41%	8.74%	4.66%

MSCI Emerging Markets Small Cap Index	6.89%	4.60%	1.03%

MSCI Emerging Markets Index	10.54%	8.97%	2.50%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 1.99%, Net: 1.97% / Institutional Class — Gross: 1.85%, Net: 1.82%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Voltronic Power Technology Corp. (Taiwan)	5.5%

Silergy Corp. (Taiwan)	5.0%

Magazine Luiza S.A. (Brazil)	4.6%

Globant S.A. (Argentina)	4.6%

Bajaj Finance Ltd. (India)	3.1%

Company	% of Net Assets

Raia Drogasil S.A. (Brazil)	3.1%

Larsen & Toubro Infotech Ltd. (India)	3.1%

Info Edge India Ltd. (India)	3.0%

Mindtree Ltd. (India)	3.0%

ICICI Lombard General Insurance Co. Ltd. (India)	3.0%

*

As of September 30, 2020, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class finished the fiscal year ended September 30, 2020 with a gain of 9.85%, significantly outperforming its benchmark, the MSCI Frontier Emerging Markets Index, which declined -11.52% over the same period.

Macroeconomic concerns, including upcoming elections in numerous countries, ongoing trade wars and the coronavirus pandemic, made the past 12-month period an unprecedented time. That said, we believe signs generally have been positive relative to worst-case projections earlier in 2020 following the onset of the pandemic. Certainly, given the unprecedented market environment, it was easy to envision a more muted outcome.

DETAILS OF THE YEAR

MercadoLibre, Inc., whose stock is traded in the U.S., was the largest individual contributor to the Fund’s return for the 12-month period. The company operates e-commerce platforms in Latin America. We believe MercadoLibre’s investments into payment and logistics opportunities has been paying off in the current environment, which has seemed to favor companies facilitating access to digital payment platforms.

As the demand for and adoption of online shopping has accelerated during the pandemic, we believe e-commerce is an industry in which companies may have valuations that appear high compared to their pre-pandemic levels, but that may in fact be justified by the industry’s growth. A Fund holding that highlights the dramatic rise of e-commerce across the world is Sea Ltd., a Singapore-based company and one of our top contributors for the fiscal year. The company’s offerings include digital gaming content, e-commerce and digital-payment platforms across Southeast Asia. We believe Sea’s market position is advantageous and we expect that will help the company to continue to grow over the long-term, in addition to being aided by rapid digitalization across the region in countries such as Indonesia, Vietnam, the Philippines and Thailand to name a few.

Globant S.A., a software-solutions company headquartered in Argentina, was also among the Fund’s top overall contributors. Globant provides engineering, design and innovation services for clients in North and South America, Europe and other regions. The large-scale migration of corporate clients to digital platforms has been benefiting IT service providers such as Globant. The company is considered a world-wide leader in digital-strategy consulting services.

AU Small Finance Bank Ltd. was the most-significant individual detractor from Fund performance for the period.

Based in India, AU primarily serves underbanked low- and middle-income individuals and small businesses. Indian financials have faced challenges in recent months. In addition to their stocks selling off early in the pandemic, financial institutions have also reckoned with stringent economic measures from the government in response to the crisis.

Philippine Seven Corp. was another of the Fund’s largest individual detractors. The company licenses the operation of 7-Eleven convenience stores in the Philippines, as well as leasing and constructing commercial real estate. The pandemic is likely to impact the company’s earnings over the short term, but we believe it should bounce back quickly and resume its earnings trajectory once the environment normalizes. However, we are monitoring Philippine Seven to make sure our investment thesis continues to hold true.

Cleopatra Hospital also detracted, but we continue to like the company’s long-term prospects. Cleopatra is the largest private hospital operator in Egypt and is at the forefront of consolidating a fragmented and underdeveloped hospital market. Egypt has a population of nearly 100 million people, a significant undersupply of hospital beds, and one of the lowest levels of health care spending per capita in the region. As a result, we believe demand for Cleopatra’s services is set to grow at a rapid pace.

OUTLOOK

The 12-month period was dominated by unique macroeconomic factors, not the least of which is the ongoing global pandemic. While we are cognizant of these factors and their potential impacts, we strive to be “macro aware” rather than “macro driven.” We have found that the news of the day rarely has much relevance to the fundamental investment thesis we develop for each of our holdings. Our investment thesis is grounded in research of company fundamentals — including whether a company has adequate cash reserves and a management team capable of guiding it through crises like the current one.

Indeed, in addition to highlighting the value of a bottom-up focus on fundamentals, we believe the current environment also highlights the value of thoughtful, active management with an eye toward the longer term. We believe our disciplined approach to investing in frontier markets and emerging small countries accounted for the strength of the Fund and was key to positive performance in an otherwise uncertain year for these markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since Inception 1/31/2012

Frontier Emerging Small Countries (WAFMX) — Investor	10.22%	1.71%	5.13%

Frontier Emerging Small Countries (WIFMX) — Institutional	10.51%	1.98%	5.29%

MSCI Frontier Emerging Markets Index	-11.52%	0.92%	1.45%

MSCI Frontier Markets Index	-2.74%	3.76%	4.97%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.30%, Net: 2.20% / Institutional Class — Gross: 2.15%, Net: 2.00%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Sea Ltd. ADR (Singapore)	9.0%

MercadoLibre, Inc.	7.0%

Globant S.A. (Argentina)	5.2%

Qualitas Controladora S.A.B. de C.V. (Mexico)	4.7%

Bajaj Finance Ltd. (India)	4.6%

Company	% of Net Assets

TCS Group Holding plc (Russia)	4.5%

Raia Drogasil S.A. (Brazil)	4.5%

TQM Corp. Public Co. Ltd. (Thailand)	4.3%

Naspers Ltd., Class N (South Africa)	3.9%

Bank for Foreign Trade of Vietnam JSC (Vietnam)	3.8%

*

As of September 30, 2020, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

†Inception: January 31, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund — Investor Class finished the fiscal year ended September 30, 2020 with a gain of 23.20%, significantly outperforming its benchmark, the MSCI AC (All Country) World Small Cap Index, which gained 3.22% over the same period.

A large portion of the Fund’s outper-

formance of the benchmark came from the information-technology (IT) sector. Going forward, it’s certainly possible that tech companies may have short-term trouble exceeding their recent success and that other sectors may outpace IT for a period of time. It’s also possible that value-oriented stocks may temporarily outshine growth-oriented stocks. But we don’t attempt to navigate such cycles in the market. Instead, we remain focused on the fundamentals of individual companies: management quality, business-model viability, scope for increased market share and market expansion, returns on capital and balance-sheet health.

DETAILS OF THE YEAR

Beyond the contribution from IT, the Fund’s outperformance of the benchmark was aided by stock selection, most notably in the U.S., Japan, the United Kingdom and Taiwan. India, Korea and Mexico were among the markets where the Fund had lagging performance for the 12-month period.

Taiwan-based Silergy Corp. was the top individual contributor to Fund performance for the year. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide variety of consumer and enterprise electronic devices.

Globant S.A., a software-solutions company headquartered in Argentina, was also among the Fund’s top overall contributors. Globant provides engineering, design and innovation services for clients in North and South America, Europe and other regions. The large-scale migration of corporate clients to digital platforms has been benefiting IT service providers such as Globant. The company is considered a world-wide leader in digital-strategy consulting services.

Another leading contributor was MercadoLibre, Inc. The company operates e-commerce platforms in Latin America.

We believe MercadoLibre’s investments into payment and logistics opportunities have been paying off in the current environment, which has seemed to favor companies facilitating access to digital payment platforms.

Indian financials have faced challenges in recent months. In addition to their stocks selling off early in the pandemic, financial institutions have also reckoned with stringent economic measures from the government in response to the crisis. India-based financial firms — AU Small Finance Bank Ltd. and Bajaj Finance Ltd. — were two of the Fund’s most-significant detractors for the 12-month period. AU is a bank that primarily serves underbanked low- and middle-income individuals and small businesses. Bajaj is a non-bank financial company. We are optimistic that positive trends in the most-recent quarter may continue over the long-term and believe both companies should benefit from pent-up demand as India slowly returns to normalcy.

Euronet Worldwide, Inc. was also a notable detractor. The company provides electronic-payment services, including automated teller machines, point-of-sale services and related financial services. Despite the anticipated drop-off in financial transactions due to the pandemic, we believe Euronet has the ability to generate double-digit annual sales growth over the long term, fueled by its meaningfully improved earnings and potential to generate significant free cash flows.

OUTLOOK

The 12-month period was dominated by unique macroeconomic factors, not the least of which is the ongoing global pandemic. While we are cognizant of these factors and their potential impacts, we strive to be “macro aware” rather than “macro driven.” We have found that the news of the day rarely has much relevance to the fundamental investment thesis we develop for each of our holdings. Our investment thesis is grounded in in-depth research of company fundamentals—including whether a company has adequate cash reserves and a management team capable of guiding it through crises like the current one.

As we navigate the current environment, we feel confident in the companies we hold. We also believe that irrational reactions to market volatility can lead to great buying opportunities for us as long-term investors. By applying our due-diligence process to companies that we see as having the strongest underlying fundamentals and management teams and by making thoughtful tactical decisions, we believe we can continue to make the Fund’s portfolio of companies even stronger over the five-year-plus time horizon toward which we prefer to invest.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	23.20%	14.74%	11.60%

Global Opportunities (WIGOX) — Institutional	23.09%	14.90%	11.67%

MSCI AC World Small Cap Index	3.22%	7.63%	7.88%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.56% / Institutional Class — Gross: 1.57%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

MercadoLibre, Inc.	3.1%

Silergy Corp. (Taiwan)	3.0%

Globant S.A. (Argentina)	3.0%

Trex Co., Inc.	2.9%

Kornit Digital Ltd. (Israel)	2.7%

Company	% of Net Assets

HubSpot, Inc.	2.5%

Monolithic Power Systems, Inc.	2.5%

Five9, Inc.	2.4%

Voltronic Power Technology Corp. (Taiwan)	2.4%

AU Small Finance Bank Ltd. (India)	2.3%

*

As of September 30, 2020, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Ken Korngiebel, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager Mike Valentine Portfolio Manager	Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Global Select Fund — Investor Class gained 26.00% for the 12 months ended September 30, 2020. The Fund outperformed its benchmark, the MSCI AC (All Country) World Index, which gained 10.44% over the same period.

DETAILS OF THE YEAR

The largest individual contributor to Fund performance for the 12-month period was DocuSign, Inc. The San Francisco-based company offers e-signature software that enables businesses to digitally prepare and execute agreements. With the pandemic scattering corporate operations to home offices and curtailing business travel, DocuSign has been positioned to benefit as more companies sign contracts electronically over the internet.

Another strong contributor was Pool Corp., a wholesale distributor of swimming pools and related equipment and supplies. The company is headquartered in the U.S. and has sales centers in locations around the world including North America, Europe and Australia. Pool saw its stock price increase over the 12 months on rising demand from families increasingly favoring activities that can be enjoyed at home. The company also benefited from cost-saving measures put in place at the start of the pandemic. We believe Pool is on a promising long-term growth trajectory and also has the potential to see more business in the short term from greater use of swimming pools by housing communities and individual households.

Adyen NV was also one of the Fund’s leading contributors. Adyen is a Dutch company that provides payment solutions including an online payment processing platform, as well as mobile and point-of-sale systems. By enabling businesses to streamline payments coming from multiple channels, we believe Adyen is timely in addressing a broad operational need of companies seeking to modernize.

Based in India, Bajaj Finance Ltd. is a non-bank financial company that finished the 12-month period as the Fund’s largest individual detractor. Indian financials have faced challenges in recent months. In addition to their stocks selling off early in the pandemic, financial institutions have also reckoned with stringent economic measures from the government in response to the crisis. We are optimistic that positive trends in the most-recent quarter may continue over the long-term and believe Bajaj and other Indian financial firms should benefit from pent-up demand as the country slowly returns to normalcy.

Euronet Worldwide, Inc. was also a notable detractor. The company provides electronic-payment services, including automated teller machines, point-of-sale services and related financial services. Despite the anticipated drop-off in financial transactions due to the pandemic, we believe Euronet has the ability to generate double-digit annual sales growth over the long term, fueled by its meaningfully improved earnings and potential to generate significant free cash flows.

Sonova Holding AG, a medical-device manufacturer based in Switzerland, was another detractor. A recall of one of Sonova’s devices caused us to question our long-term investment thesis for the company. As a result, we chose to exit our position in Sonova during the second quarter of 2020.

OUTLOOK

The 12-month period was dominated by unique macroeconomic factors, not the least of which is the ongoing global pandemic. While we are cognizant of these factors and their potential impacts, we strive to be “macro aware” rather than “macro driven.” We have found that the news of the day rarely has much relevance to the fundamental investment thesis we develop for each of our holdings. Our investment thesis is grounded in in-depth research of company fundamentals — including whether a company has adequate cash reserves and a management team capable of guiding it through crises like the current one.

As we navigate the current environment, we feel confident in the companies we hold. We also believe that irrational reactions to market volatility can lead to great buying opportunities for us as long-term investors. By applying our due-diligence process to companies that we see as having the strongest underlying fundamentals and management teams and by making thoughtful tactical decisions, we believe we can continue to make the Fund’s portfolio of companies even stronger over the five-year-plus time horizon toward which we prefer to invest.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	26.00%	26.00%

Global Select (WGGSX) — Institutional	26.40%	26.40%

MSCI AC World Index	10.44%	10.44%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 1.86%, Net: 1.35% / Institutional Class — Gross: 1.55%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Copart, Inc.	4.6%

Pool Corp.	4.2%

Assa Abloy AB, Class B (Sweden)	4.0%

AMETEK, Inc.	3.8%

Amphenol Corp., Class A	3.8%

Company	% of Net Assets

Bajaj Finance Ltd. (India)	3.6%

Old Dominion Freight Line, Inc.	3.6%

Cochlear Ltd. (Australia)	3.6%

ICON plc (Ireland)	3.4%

Veeva Systems, Inc., Class A	3.4%

*

As of September 30, 2020, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2020, the Wasatch Global Value Fund — Investor Class declined -12.18% and underperformed its benchmark, the MSCI AC (All Country) World Index, which gained 10.44%.

Early in 2020, as investors, businesses and city, state and national govern-

ments struggled to grasp the implications of the unforeseen emergence of the novel coronavirus, stocks around the world plummeted on economic concerns and fear of the unknown. Later, when lockdown restrictions imposed to prevent the spread of Covid-19 began to be eased, progress was made toward developing vaccines and therapeutics to treat the disease, and central banks injected unprecedented amounts of stimulus into ailing economies, investors began to feel more optimistic and stocks rallied. In particular, markets responded when U.S. Federal Reserve Chairman Jerome Powell outlined a new approach to monitoring inflation that gives the central bank the flexibility to maintain an exceptionally low benchmark interest rate even if inflation were to break through the 2% target.

DETAILS OF THE YEAR

The Fund’s underperformance of its benchmark for the 12-month period was driven by our position in the U.S. Our U.S. stocks underperformed their benchmark counterparts and an underweight position was detrimental given that the U.S. constituent outperformed the benchmark’s overall return. Information technology (IT), the Index’s strongest-performing sector, also detracted from the Fund’s performance versus the benchmark. Our IT holdings lagged those in the benchmark and an underweight position hurt. An overweight position in the energy sector was also disadvantageous, and our energy stocks were weaker than the benchmark’s.

A significant position in Canadian oil-sands company Suncor Energy, Inc. drove much of the Fund’s underperformance within energy, and the stock was the largest individual detractor from Fund performance for the year. Suncor’s business is refining the petroleum byproduct bitumen into a range of products including oil, gas and asphalt. The company faced challenges in August as a fire led to a halt in production at its base plant mining operation. Presented with this downtime, Suncor decided to accelerate planned maintenance, which will impact results in the short term as the associated expenses are brought forward. We expect that this decision will help production in 2021, and we believe that Suncor will be well-positioned to benefit as oil prices likely strengthen in coming quarters.

Real estate investment trusts focused on entertainment and leisure activities — EPR Properties and VICI Properties, Inc. — also weighed on performance given the dimmed outlook for public venues such as casinos, hotels, amusement parks and theaters. Given that people may want to avoid large public gatherings for some time, we decided to move on and invest the proceeds from the sale of these holdings into companies that we believe have better prospects.

A number of the Fund’s leading individual contributors for the 12-month period were U.S. companies. The top contributor was homebuilder PulteGroup, Inc. We purchased Pulte as its stock suffered along with most other cyclicals in April as coronavirus concerns crested. Pulte has benefited from the recovery in housing, which has been supported by undersupply and high affordability given the low cost of borrowing. In addition, the work-from-home trend has sparked an increase in demand for housing in the suburbs and exurbs.

Electrical equipment and hydraulic-systems manufacturer Eaton Corp. plc was also a notable contributor. With customers ranging across industries including vehicle and aircraft manufacturers, builders and utilities, Eaton is highly levered to the global economy. As such, Eaton has been a prime beneficiary of the rebound in conditions that began in the second quarter of 2020, especially in the U.S. We continue to hold both Eaton and Pulte on the view that the up cycle has just begun for both companies.

OUTLOOK

We are of the opinion that, in the wake of the coronavirus-driven recession, a new cycle has begun and the global economy is likely to slowly mend and gain strength from here. In addition to ongoing support from policy makers world-wide, substantial progress has been made in treating Covid-19 and it appears likely that one or more vaccines may become broadly available by the middle of 2021. Moreover, absent a razor-thin margin and contested outcome in the presidential race, a significant source of uncertainty will be eliminated with the U.S. elections in early November. There is also the potential for the legislative logjam around a second stimulus package to break after the elections. Against this backdrop, we have continued to shift toward smaller, more cyclical companies within our value universe and have raised the overall market sensitivity of the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	-12.18%	4.48%	5.99%

Global Value (WILCX) — Institutional	-11.93%	4.61%	6.11%

MSCI AC World Index	10.44%	10.30%	8.55%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.10% / Institutional Class — Gross: 1.23%, Net: 0.97%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

China Mobile Ltd. (China)	4.7%

Duke Energy Corp.	4.4%

Johnson & Johnson	4.3%

Exelon Corp.	3.9%

Eaton Corp. plc	3.8%

Company	% of Net Assets

Science Applications International Corp.	3.4%

Novartis AG (Switzerland)	3.4%

Axis Capital Holdings Ltd.	3.0%

KT&G Corp. (South Korea)	3.0%

Universal Health Services, Inc., Class B	3.0%

*

As of September 30, 2020, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class finished the fiscal year ended September 30, 2020 with a gain of 23.73% and outperformed its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which gained 6.97% over the same period.

DETAILS OF THE YEAR

Silergy Corp. was the top individual contributor to Fund performance for the 12-month period. The company is a Taiwanese manufacturer of high-performance mixed-signal and analog integrated circuits used in a wide variety of consumer and enterprise electronic devices.

Italian diagnostics company DiaSorin S.p.A. was also among the top contributors. The company saw its stock price rally starting in the second quarter of 2020 following a March announcement that DiaSorin had received Emergency Use Authorization from the U.S. Food and Drug Administration for a test that detects the virus that causes Covid-19. DiaSorin is also currently developing a saliva-based test for Covid-19 that we expect will drive greater revenue and awareness of the company’s products and services. Fundamentally, we believe DiaSorin is in an even stronger place today with a sharp acceleration in placements of its diagnostic instruments, which should continue to support growth in recurring revenues.

Another top contributor was Hypoport SE, which also saw the strongest stock-price rally of all the Fund’s holdings during the period. Hypoport is a property-financing intermediary between financial sales teams and credit institutions in Germany. The company operates Europace, the country’s largest business-to-business financial marketplace, as well as operating a franchise system of advisors and providing institutional financing. Moreover, Hypoport has been investing to replicate its platform in other areas including real estate and insurance. Hypoport has seen a strong increase in customer interest during the pandemic and its stock price gained more than 150% during the period.

AU Small Finance Bank Ltd. was the most-significant individual detractor from Fund performance for the 12 months. Based in India, AU primarily serves underbanked low- and middle-income individuals and small businesses. Indian financials, in particular, have faced challenges in recent months. In addition to their stocks selling off early in the pandemic, financial institutions have also reckoned with stringent economic measures from the government in response to the crisis.

However, we believe recent trends may suggest a positive turn. After a downturn in August that followed a rally from mid-May through the end of July, AU’s stock was up in September and finished the most recent quarter with a double-digit positive return. We believe the bank is moving in the right direction through improving credit quality, cost controls and net interest margins. In light of these trends, we continue to believe AU has a convincing growth narrative ahead of it.

Two positions we exited in the most recent quarter — Ashmore Group plc and Webjet Ltd. — were the Fund’s second- and third-largest detractors, respectively.

Ashmore Group is a United Kingdom-based investment manager focused on emerging markets. In our view, Ashmore Group remains a great company, but we chose to focus on other opportunities after the company’s weak relative investment performance and heightened uncertainty in emerging-market economies led to net outflows and lower-than expected earnings growth for Ashmore Group.

Webjet is an online travel agency that offers travel shopping and reservation booking in Australia and New Zealand. Although we still believe the company has a shot at gaining market share in the current pandemic, we ultimately chose to consolidate the Fund’s travel-related holdings and decided that our long-term thesis for Webjet was less convincing than other, similarly positioned holdings.

OUTLOOK

This year has been unprecedented, both from a market perspective and otherwise. The unforeseen emergence of the Covid-19 pandemic has combined with other macro factors — an election year in many countries (including the U.S.), increased discussion of climate change and social issues, to name a few — to create a volatile and uncertain environment. We believe our disciplined approach to investing in growing companies in international markets accounted for the strength of the Fund and was key to our positive performance in an uncertain time for many markets.

As we look to the future, we feel confident in the companies we hold. We also believe that irrational reactions to market volatility can lead to great buying opportunities for long-term-oriented investors such as ourselves.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	23.73%	9.60%	9.37%

International Growth (WIIGX) — Institutional	23.89%	9.71%	9.42%

MSCI AC World ex USA Small Cap Index	6.97%	6.80%	5.31%

MSCI World ex USA Small Cap Index	6.88%	7.35%	6.55%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.46% / Institutional Class: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

DiaSorin S.p.A. (Italy)	2.2%

Cochlear Ltd. (Australia)	2.2%

Fevertree Drinks plc (United Kingdom)	2.0%

Descartes Systems Group, Inc. (The) (Canada)	1.9%

Halma plc (United Kingdom)	1.8%

Company	% of Net Assets

Voltronic Power Technology Corp. (Taiwan)	1.8%

Reply S.p.A. (Italy)	1.8%

Diploma plc (United Kingdom)	1.7%

Tecan Group AG (Switzerland)	1.7%

Patrizia AG (Germany)	1.6%

*

As of September 30, 2020, there were 88 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund — Investor Class finished the 12-month period ended September 30, 2020 with a gain of 34.24%, significantly outperforming its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which increased 6.97% over the same period.

DETAILS OF THE YEAR

On a country basis, Japan was the Fund’s top contributor to performance relative to the benchmark for the 12-month period as our holdings outperformed their benchmark peers by a wide margin. In fact, three of our five top individual contributors were Japanese companies, including BASE, Inc. and IR Japan Holdings Ltd.

BASE is a provider of internet-based services including net-shop creation, shopping-application development and online-payment development. The current market environment has favored companies such as BASE that offer innovative and effective products and services that help people adhere to stay-at-home orders and social-distancing measures.

IR Japan’s consulting business aligns with the increasing focus in Japan on shareholder-friendly investor relations. The company, which we have owned for several years, was also among the Fund’s top contributors in the previous annual period.

Hypoport SE was also a strong contributor for the Fund. Hypoport is a property-financing intermediary between financial sales teams and credit institutions in Germany. The company operates Europace, the country’s largest business-to-business financial marketplace, as well as operating a franchise system of advisors and providing institutional financing. Moreover, Hypoport has been investing to replicate its platform in other areas including real estate and insurance. Hypoport has seen a strong increase in customer interest during the pandemic and its stock price gained more than 150% during the period.

Johnson Service Group plc was the largest detractor from Fund performance for the 12-month period. The company provides workwear and linens for hotels, restaurants and catering businesses throughout the United Kingdom. The company reported that the overwhelming majority of the customers it serves are now back in operation following pandemic-induced shutdowns. With high customer retention and satisfaction rates and a strong market position, we believe Johnson Service Group is poised for continued growth.

The Fund’s overweight position in Mexico hindered relative performance as the country’s equity market was down for the 12-month period. Nevertheless, we believe Mexico offers exciting opportunities for long-term investors. Recent stock-market volatility has caused some Mexican companies to confront valuations of “worth more dead than alive,” so to speak. We see much of this activity as being rooted in irrational responses to market volatility, and in a myopic view of current pandemic-related pressures on business activity. One example is Unifin Financiera S.A.B. de C.V., which operates as a multi-purpose financial firm and is the largest equipment-leasing company in Mexico. Despite finishing the period as a large detractor, we continue to believe Unifin Financiera possesses significant headroom for growth, particularly as the company increases its focus on financial-technology offerings.

Another detractor was Webjet Ltd., an online travel agency that offers travel shopping and reservation booking in Australia and New Zealand. Although we still believe the company has a shot at gaining market share in the current pandemic, we ultimately chose to consolidate the Fund’s travel-related holdings and decided that our long-term thesis for Webjet was less convincing than other, similarly positioned holdings. As a result, we exited the position in order to focus on what we believe are more promising new ideas.

OUTLOOK

The past 12 months were an unprecedented time, to say the least, both from a market perspective and otherwise. Numerous macro factors, not the least of which is the ongoing global pandemic, created a uniquely volatile and uncertain environment that is likely to continue in the months ahead.

In addition to highlighting the value of a bottom-up focus on company fundamentals, we believe the current environment also highlights the value of thoughtful, active management with an eye toward the longer term. We believe our disciplined approach to investing in micro-cap companies in international markets accounted for the strength of the Fund and was key to positive performance in an uncertain year for many markets. We think our investment discipline will continue to serve the Fund well going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	34.24%	14.85%	11.37%

International Opportunities (WIIOX) — Institutional	34.71%	15.17%	11.52%

MSCI AC World ex USA Small Cap Index	6.97%	6.80%	5.31%

MSCI World ex USA Small Cap Index	6.88%	7.35%	6.55%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.09% / Institutional Class: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BASE, Inc. (Japan)	3.0%

Rakus Co. Ltd. (Japan)	3.0%

Fortnox AB (Sweden)	2.5%

Avon Rubber plc (United Kingdom)	2.5%

Hypoport SE (Germany)	2.5%

Company	% of Net Assets

IR Japan Holdings Ltd. (Japan)	2.3%

Metropolis Healthcare Ltd. (India)	2.3%

Esker S.A. (France)	2.3%

Future plc (United Kingdom)	2.1%

LEENO Industrial, Inc. (South Korea)	2.0%

*

As of September 30, 2020, there were 88 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2020, the Wasatch International Select Fund — Investor Class gained 26.10%. In its first full year of operation, the Fund dramatically outperformed its benchmark, the MSCI EAFE Index, which rose just 0.49% over the same period.

DETAILS OF THE YEAR

Sartorius Stedim Biotech was the top individual contributor to Fund performance for the 12-month period. The company is based in France and makes products used in biopharmaceutical manufacturing and life-sciences research, including cell lines, cell-culture media, laboratory services, and a data-analytics tool that aids in the development and production of biopharmaceuticals. We believe the company possesses deep expertise and a strong position in a rapidly expanding segment of the $1.25 trillion-plus pharmaceuticals market.

Japan’s M3, Inc. was also among the Fund’s top contributors. M3 provides medical-related services online, including portals through which medical professionals can easily access up-to-date medical news and journal articles, learn about available services and communicate with other medical professionals.

We previously held M3 in our International Growth Fund and first bought shares in 2007 when the company’s market capitalization was about US$1 billion. M3 subsequently leveraged its technology platform to expand into adjacent markets, which drove growth and ultimately carried M3’s market cap well beyond the small-cap mandate of our International Growth Fund. The Wasatch International Select Fund was created to capture precisely these sorts of “graduates” — companies that we know and like, but that have grown beyond the small-cap realm. We still like M3’s long-term growth potential.

Another leading contributor was Adyen NV, a Dutch company that provides payment solutions including an online payment processing platform, as well as mobile and point-of-sale systems. By enabling businesses to streamline payments coming from multiple channels, we believe Adyen is timely in addressing a broad operational need of companies seeking to modernize.

CAE, Inc., a leading commercial and defense pilot-training vendor, was the largest detractor from Fund performance for the 12-month period. We chose to sell our position and put the proceeds toward companies that we viewed as having more attractive prospects given the current environment.

Sonova Holding AG, a medical-device manufacturer based in Switzerland, was another detractor. A recall of one of Sonova’s devices caused us to question our long-term investment thesis for the company. As a result, we chose to exit our position in Sonova during the second quarter of 2020.

Temenos AG also detracted from Fund performance. Temenos provides software designed for managing administrative tasks within financial institutions. The company’s services include tools to provide analytics, mitigate potential financial crimes and simplify the processes associated with risk and compliance. We believe secular trends have favored software companies that enable their business customers to shift to the more-centralized, cloud-based framework that has quickly become the standard across innumerable industries. We expect this trend to continue and believe Temenos will be among the companies to benefit long-term.

OUTLOOK

The 12-month period was dominated by unique macroeconomic factors, not the least of which is the ongoing global pandemic. While we are cognizant of these factors and their potential impacts, we strive to be “macro aware” rather than “macro driven.” We have found that the news of the day rarely has much relevance to the fundamental investment thesis we develop for each of our holdings. Our investment thesis is grounded in in-depth research of fundamentals —including whether a company has adequate cash reserves and a management team capable of guiding it through crises like the current one.

In addition to highlighting the value of a bottom-up focus on fundamentals, we believe the current environment also highlights the value of thoughtful, active management with an eye toward the longer term. We believe our disciplined approach to investing in select companies in international markets accounted for the strength of the Fund and was key to positive performance in an otherwise uncertain year for many markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	26.10%	26.10%

International Select (WGISX) — Institutional	26.90%	26.90%

MSCI EAFE Index	0.49%	0.49%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 2.03%, Net: 1.30% / Institutional Class — Gross: 1.79%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Assa Abloy AB, Class B (Sweden)	4.1%

Xero Ltd. (New Zealand)	4.1%

Tsuruha Holdings, Inc. (Japan)	3.7%

Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	3.7%

Dassault Systemes SE (France)	3.6%

Company	% of Net Assets

ICON plc (Ireland)	3.5%

Intertek Group plc (United Kingdom)	3.5%

Halma plc (United Kingdom)	3.5%

Kakaku.com, Inc. (Japan)	3.5%

Sartorius Stedim Biotech (France)	3.4%

*

As of September 30, 2020, there were 30 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW For the 12-month period ended September 30, 2020, the Wasatch Micro Cap Fund — Investor Class gained 43.47% and outperformed the benchmark

Russell Microcap Index, which increased 4.44%.

Concerns over the effects of the coronavirus pandemic on business and the economy overshadowed most other factors during the 12-month period. Stocks were down significantly early in 2020 as whole cities shut down in an effort to contain the spread of the virus. Stocks then staged a remarkable rally over the next six months as lockdowns eased and there was positive news on the development of vaccines and therapeutics.

In this environment, our disciplined approach and long-term focus served the Fund well. Over the past 12 months, the leading contributors to the Fund’s performance relative to the benchmark were the financials, health-care and information-technology (IT) sectors. The Fund also outperformed the benchmark in the consumer-discretionary, communication-services and industrials sectors. The Fund’s low weighting in the weak-performing energy sector aided relative performance too, although our energy stocks were also down.

DETAILS OF THE YEAR

For the 12-month period, the top individual contributor to Fund performance was communication-services firm Bandwidth, Inc. The company operates a cloud-based software platform that enables enterprises to create, scale and operate voice or text communications. Use of Bandwidth’s platform skyrocketed during the first quarter of 2020 as the pandemic scattered corporate operations to home offices.

The next-best contributor to Fund performance was Inovio Pharmaceuticals, Inc., a biotechnology company developing a Covid-19 vaccine candidate, INO-4800. The company’s stock was lifted by an upswell of optimism from March through June, but then headed lower amid worries that Inovio may be falling behind its competitors in the race to develop a vaccine for the disease. Concerns grew in September after the company disclosed that the U.S. Food and Drug Administration (FDA) had placed a partial hold on a combined Phase 2/3 clinical trial of INO-4800 that Inovio had planned to initiate by the end of the month. According to the company, the FDA’s partial hold did not result from any adverse events in its ongoing Phase 1 trial. Additionally, the hold does not affect the advancement of the company’s other pipeline assets. Should INO-4800 eventually gain approval, we think its advantages — especially with respect to safety, storage and administration — would position it as a potentially valuable weapon in the fight against Covid-19. Inovio’s DNA medicines currently in development for various cancers and pre-cancers also offer meaningful upside potential, in our view.

In a year of such strong performance, the majority of our holdings contributed to the Fund’s return. Of the companies that detracted, ICF International, Inc. was notable. The company provides consulting and contracting services to government and commercial clients in the U.S. and internationally. Noting general uncertainty surrounding the pandemic, management cited program cancellations in ICF’s commercial marketing-services business and postponements by international government clients in its event-management segment. We believe these developments represent a temporary setback for ICF. Because the great majority of the company’s revenues are derived from government and utility clients under long-term contracts, we continue to view ICF as a stable grower. In addition, we believe the company’s IT segment is positioned to benefit from increased government outlays for computer modernization and cybersecurity.

Other large detractors included three holdings — Chefs’ Warehouse, Inc., Heritage-Crystal Clean, Inc. and Lonestar Resources US, Inc. — that were sold because we saw better opportunities elsewhere.

OUTLOOK

While the coronavirus pandemic will eventually fade and life will begin to approach some form of normalcy, the impact on America’s economy will linger. In particular, massive debts incurred by the government and corporate sectors are likely to restrain U.S. economic growth for at least the next decade.

The primary drivers of economic growth are demographics and productivity — more people producing more goods and services more efficiently. As a larger share of future cash flows are diverted to servicing debt, those resources cannot be used for productive investment. The demographic picture isn’t any better, as aging Baby Boomers continue to exit the workforce faster than they are replaced by younger workers and the birthrate decreases.

With structural economic growth in the U.S. likely to remain subdued, we believe it will be the type of environment that tends to favor our active, bottom-up investment style. As businesses vie for their respective shares of a slowly growing macroeconomic pie, we think innovative micro caps taking market share from their competitors have the potential to generate attractive returns over time.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	43.47%	23.23%	17.05%

Micro Cap (WGICX) — Institutional	43.32%	23.21%	17.04%

Russell Microcap® Index	4.44%	6.72%	9.50%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kornit Digital Ltd. (Israel)	3.1%

Silk Road Medical, Inc.	2.8%

Purple Innovation, Inc.	2.8%

Open Lending Corp., Class A	2.8%

GenMark Diagnostics, Inc.	2.7%

Company	% of Net Assets

Freshpet, Inc.	2.5%

Castle Biosciences, Inc.	2.4%

Collectors Universe, Inc.	2.1%

Five9, Inc.	2.1%

Cresco Labs, Inc. (Canada)	2.0%

*

As of September 30, 2020, there were 71 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

During the fiscal year ended September 30, 2020, the Wasatch Micro Cap Value Fund — Investor Class outperformed the benchmark Russell Microcap Index by a wide margin. Despite the ramifications of the coronavirus, the Fund gained 24.17% while the benchmark rose 4.44%.

Beyond progress health-care companies are making toward developing vaccines and therapeutics to treat the virus, we believe the Federal Reserve’s low-interest-rate policies have been important in driving optimism among investors. And while it had already been leading other central banks around the world, the Fed recently unveiled an even more accommodative approach. In August, Fed Chairman Jerome Powell announced a shift toward letting inflation and employment run higher.

DETAILS OF THE YEAR

From a sector perspective, the Fund’s performance relative to the benchmark was aided by an underweighting and beneficial stock selection in financials. As for information technology, a large weighting and favorable stock selection were beneficial. Stock selection was also favorable in industrials. Regarding communication services and consumer staples, the weighting was small for each sector, but stock selection was advantageous. On the negative side, an underweighting in health care and disadvantageous stock selection in consumer discretionary subtracted from relative performance.

One of the Fund’s top contributors was SiTime Corp., a developer of silicon-based timing components. The company made a special announcement to raise its earnings guidance. SiTime manufactures oscillators, clock generators and embedded resonators used for ethernet switches, computing devices, graphics cards, disk drives, mobile phones and subscriber-identity cards. With time-keeping devices transitioning from quartz to silicon, which improves accuracy, we think the company is particularly well-positioned as a technology leader that’s years ahead of the competition. As we’ve communicated before, SiTime is an almost ideal example of a holding we like for the Fund. The company ranks exceedingly well in our assessment of its balance sheet, business model, management team, market share and growth potential. Moreover, we want to own SiTime in good environments and in bad ones too.

The greatest detractor from Fund performance was National CineMedia, Inc., which operates the largest cinema-advertising network in the United States. The company also facilitates meetings and digital-programming events. Relative to companies that provide “essential” services, we’re less optimistic about National CineMedia because we think sizable public gatherings for entertainment may be on hold for an extended period. Broadly speaking, companies that make us nervous are those that continually need to raise capital to pay for ongoing operations. If such a company issues more equity, our ownership stake would be diluted. And if the company issues more debt, interest payments could become burdensome. For these reasons, we sold National CineMedia during the fiscal year.

OUTLOOK

Based on the recent runup, we’ve been expecting a pause in the stock market. That hasn’t yet happened to any significant degree. And regardless of this expectation, our investment approach remains unchanged because we’re fully aware that the market often delivers returns in unpredictable ways — particularly for micro-cap stocks. The good news is that we’ve been pleased with the Fund’s long- and short-term performance. This trend of strong performance continued during the fiscal year even as we witnessed some evidence of market rotation.

We think many investors are grappling with two potential scenarios: (1) the economy returns to normal in relatively short order, or (2) the economy muddles along with certain segments of business and society partially or completely shut down. While we saw some signs during the past few months of a rotation toward the first scenario, our recent positioning has mostly been in alignment with the second scenario. Fortunately, based on the Fund’s strong absolute and relative performance, this has been a good decision.

Now the question is: Should we shift our positioning to be more in alignment with the first scenario? Our response is a wavering yes. Our reason is that some of the stocks likely to benefit from the first scenario look attractively priced while some of the stocks that have already benefited from the second scenario look relatively expensive. But our response is wavering because although we believe the economy will eventually approach some level of normalcy, we don’t believe that will happen “in relatively short order.” Moreover, we think many recent changes in the economy will linger on for years to come — or will even become permanent.

So how do our views translate into actions? First, we’ve trimmed some of our especially strong growth-oriented companies. Second, we’ve continued to add, increase or hold positions in more modest growth companies and in more value-oriented companies that have relatively limited exposure to credit risk.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	24.17%	14.25%	13.49%

Micro Cap Value (WGMVX) — Institutional	24.51%	14.31%	13.52%

Russell Microcap® Index	4.44%	6.72%	9.50%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.74% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Skyline Champion Corp.	2.5%

SiTime Corp.	2.0%

Open Lending Corp., Class A	2.0%

OptimizeRx Corp.	1.8%

Kornit Digital Ltd. (Israel)	1.8%

Company	% of Net Assets

va-Q-tec AG (Germany)	1.7%

JDC Group AG (Germany)	1.7%

Fabrinet	1.6%

PetIQ, Inc.	1.6%

Addus HomeCare Corp.	1.6%

*

As of September 30, 2020, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

During the 12-month period ended September 30, 2020, stocks rose, then crashed and finally recovered. Investors initially felt optimistic about the economy and later grappled with the ramifications of Covid-19. For the full period, the Wasatch Small Cap Growth Fund — Investor Class gained 33.26% while the benchmark Russell 2000 Growth Index rose 15.71%.

A large portion of the Fund’s outperformance came from information technology (IT). Going forward, it’s certainly possible that tech companies may have short-term trouble exceeding their recent success and that other sectors may outpace IT for a period of time. It’s also possible that value-oriented stocks may temporarily outshine growth-oriented stocks. But we don’t attempt to navigate such cycles in the market. Instead, we remain focused on the fundamentals: management quality, business-model viability, scope for increased market share and market expansion, returns on capital and balance-sheet health.

DETAILS OF THE YEAR

Beyond the contribution from IT, the Fund’s outperformance of the benchmark resulted from beneficial stock selection in health care and consumer staples (mostly attributable to Freshpet, Inc, the leading refrigerated-pet-food company). It was also advantageous for the Fund to have no holdings in the poor-performing real-estate sector. The main detractor from Fund performance was lagging stock selection in financials.

One of the Fund’s largest contributors was DocuSign, Inc., which offers e-signature software that enables businesses to digitally prepare and execute agreements. With the pandemic scattering corporate operations to home offices and curtailing business travel, DocuSign has been positioned to benefit as more companies sign contracts electronically over the internet. We still like DocuSign, but the valuation set a higher bar for the future, and we recently sold our shares. With the proceeds of our DocuSign sale, we rotated into what we viewed as more reasonably priced names.

Largely due to the pandemic, many companies in the industrials sector were impacted by a broad slowdown in demand and production. The Fund’s greatest detractors in the sector included RBC Bearings, Inc. and Barnes Group, Inc. RBC designs and manufactures precision bearings and components such as couplings, rollers, shafts, pins, rods, tubes and ball bearings. The company serves industrial, aerospace and defense markets world-wide. Barnes is a global provider of highly engineered products, differentiated industrial technologies and innovative solutions that serve a wide range of end markets and customers. Despite the challenging environment, we expect both companies to bounce back.

OUTLOOK

Because information technology is a significant weighting in the Small Cap Growth Fund, we’re offering our perspective on the sector and the types of companies we hold. Notwithstanding a temporary pullback during September 2020, IT stocks have continued their strong performance as many tech companies have actually benefited from the pandemic. Tech companies have been the leaders in replacing face-to-face activities with online, virtual alternatives. Additionally, many technology-enabled services have become increasingly important in delivering goods and services during the pandemic. What’s more, we don’t think these trends will necessarily reverse after the pandemic ends because people have become used to new ways of living and working.

While the Fund is significantly overweighted in IT relative to the benchmark, we’re very particular about the specific tech and tech-related names we own. First, we invest in what we consider high-quality companies with excellent management teams, innovative business models and expanding markets. Second, we tend to avoid really expensive companies that in our opinion are selling at excessive price-to-sales ratios. This means the Fund may lag some more aggressive portfolios during exceptionally strong upward moves in the market but may also hold up better during major downdrafts. Third, we try to own a balance of some especially fast growers that have been firing on all cylinders and some more moderately priced companies.

The reason we own a balance of companies is that the especially fast growers may be well-positioned for the current environment but may be trading at somewhat expensive valuations. And the more moderately priced companies may be having some challenges at the present time but may be poised to see accelerating growth if the environment changes. By owning a balance, we’re positioned for the possibilities of a new environment and a general reset in valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	33.26%	18.54%	14.81%

Small Cap Growth (WIAEX) — Institutional	33.39%	18.70%	14.89%

Russell 2000® Growth Index	15.71%	11.42%	12.34%

Russell 2000® Index	0.39%	8.00%	9.85%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.17% / Institutional Class — Gross: 1.09%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kornit Digital Ltd. (Israel)	3.4%

Five9, Inc.	3.3%

Globant S.A. (Argentina)	3.1%

Paylocity Holding Corp.	3.1%

Floor & Decor Holdings, Inc.	3.1%

Company	% of Net Assets

HubSpot, Inc.	3.1%

Freshpet, Inc.	3.0%

LGI Homes, Inc.	2.9%

Ensign Group, Inc. (The)	2.9%

Monolithic Power Systems, Inc.	2.9%

*

As of September 30, 2020, there were 65 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Associate Portfolio Manager	OVERVIEW During the 12 months ended September 30, 2020, which included the start of the novel coronavirus pandemic, the Wasatch Small Cap Value

Fund — Investor Class declined -7.13%. The Fund outperformed the benchmark Russell 2000 Value Index, which fell -14.88%.

Although U.S. equities rallied after the Covid-related selloff, the rally was largely driven by larger companies and growth-oriented names. The small-cap value category lagged the broader market. At a time of uncertainty surrounding the spread of the disease and the resulting impact on the economy, investors displayed a clear preference for more well-established and faster-growing companies.

Relative to the benchmark, this environment worked to the Fund’s advantage — even with the weakness in the small-cap value category. The Fund’s portfolio tends to be tilted toward the “growthier” side of the category thanks to a unique approach that seeks Fallen Angels (defined by Wasatch as high-quality growth companies that have stumbled temporarily), Undiscovered Gems (our term for inexpensive growth companies that are flying below Wall Street’s radar) and the more traditional value stocks, which we call Quality Value.

DETAILS OF THE YEAR

The Fund’s performance relative to the benchmark was helped by stocks in financials, which were down — but down less than the benchmark constituents in the sector. As for consumer discretionary, the Fund was overweighted in a relatively strong-performing sector. Regarding energy and real estate, the Fund benefited from small weightings in these especially weak sectors. Sources of poor relative returns included the Fund’s information-technology and communication-services holdings, which underperformed the benchmark positions in these sectors.

The top contributor to the Fund’s return was Camping World Holdings, Inc., which offers new and used recreational vehicles (RVs), associated parts, accessories, appliances, camping equipment, and tailgating products, as well as product-installation services, roadside assistance, and RV and auto insurance. The stock declined early in the pandemic on worries that big-ticket consumer durables would be difficult to sell due to the uncertain employment picture. Those worries quickly faded as RVs became a go-to option for many families looking for safe recreation options, leading to record demand. We’ve since sold our position in Camping World based on the elevated valuation.

The largest detractor from the Fund’s return was Ladder Capital Corp., which operates as a commercial real-estate company offering commercial mortgage lending, investments in securities secured by first-mortgage loans, and investments in other real-estate assets. Ladder serves clients in New York, California and Florida. While financials experienced a difficult environment as loans and securities derived from loans came under pressure due to increased concerns about liquidity conditions and potential credit losses, Ladder’s stock was down especially hard. Moreover, we liquidated our position because we lost confidence in Ladder when management suspended guidance, making it more difficult to understand the makeup of the company’s internally managed portfolio.

OUTLOOK

We don’t typically offer a detailed outlook because we’re bottom-up investors with a focus on individual company analysis. But we think it’s important to express our belief that the United States is still a great, dynamic country despite the persistently negative headlines of 2020. Small-business formation remains strong, indicating that the entrepreneurial spirit is alive and that the U.S. economy remains resilient. Accordingly, governments, businesses and families are demonstrating the flexibility to adapt to the changing environment. In our view, these factors continue to provide a firm long-term foundation for the small-cap space.

At the same time, we view risk management as essential in light of the high potential for near-term headwinds. We began taking steps to improve the overall quality of the Fund’s portfolio in late 2019, and we’ve continued this process throughout 2020. We remain intensely focused on mitigating downside risk through an ongoing emphasis on well-managed companies with low debt. Moreover, we’re striving to ensure that the Fund has balanced exposure that mitigates the vulnerability to a resurgence of Covid-19 while at the same time allowing some participation on the upside if the virus retreats and the economy moves toward fully reopening.

We’re also tracking the volatility characteristics of each individual stock in the Fund, since unusual price action can be a sign of rising risk. It’s important to note, however, that we don’t plan to reduce risk much further because we want to maintain the latitude to participate in potential market gains. We think our balanced, risk-conscious approach remains the best course for the Fund given the wide range of factors that could affect the investment landscape in the coming months.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	-7.13%	7.12%	10.38%

Small Cap Value (WICVX) — Institutional	-6.94%	7.29%	10.52%

Russell 2000® Value Index	-14.88%	4.11%	7.09%

Russell 2000® Index	0.39%	8.00%	9.85%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.20% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	4.4%

Fabrinet	3.8%

Ensign Group, Inc. (The)	3.5%

Valvoline, Inc.	3.3%

Altra Industrial Motion Corp.	3.0%

Company	% of Net Assets

Artisan Partners Asset Management, Inc., Class A	2.7%

Construction Partners, Inc., Class A	2.5%

Euronet Worldwide, Inc.	2.5%

Arbor Realty Trust, Inc.	2.3%

National Storage Affiliates Trust	2.3%

*

As of September 30, 2020, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund— Investor Class had an outstanding return of 59.54% and outperformed its benchmark, the Russell 2000 Growth Index, which rose 15.71% for the 12-month period ended September 30, 2020.

In a move that proved to be fortuitous, we had positioned the Fund somewhat more defensively prior to the coronavirus pandemic. With the economic expansion that began in 2009 getting long in the tooth by historical standards, we sought to tilt the Fund’s portfolio away from businesses tied to the economic cycle. We didn’t anticipate that a global health crisis would upend daily life and wreak havoc on the U.S. economy. Nor could we have predicted that over the past few months small-cap stocks would have such a dramatic rally. While we don’t have a crystal ball to see into what might happen next in the market, we do know that the rally has raised investors’ expectations across the board.

DETAILS OF THE YEAR

We believe the solid fundamentals of our portfolio companies benefited the Fund throughout the past 12 months. On a sector basis, the leading contributors to performance relative to the benchmark were health care and information technology. While nearly all sectors contributed to the Fund’s relative performance, the financials sector was an area of weakness.

A number of the Fund’s top contributors to performance were health-care companies led by ChemoCentryx, Inc. and Inovio Pharmaceuticals, Inc.

ChemoCentryx develops orally administered therapeutics for autoimmune diseases, inflammatory disorders and cancer. The stock was rewarded as the company’s lead drug candidate, Avacopan, progressed through clinical trials and was approved for use by the U.S. Food and Drug Administration (FDA). Avacopan was developed to treat ANCA-associated vasculitis, a systemic disease leading to the inflammation and destruction of small blood vessels.

Inovio Pharmaceuticals, Inc. is a biotechnology company developing a Covid-19 vaccine candidate, INO-4800. The company’s stock was lifted by an upswell of optimism from March through June, but then headed lower amid worries that Inovio may be falling behind its competitors in the race to develop a vaccine for the disease. Concerns grew in September after the company disclosed that the FDA had placed a partial hold on a combined Phase 2/3 clinical trial of INO-4800 that Inovio had planned to initiate by the end of the month. According to the company, the FDA’s partial hold did not result from any adverse events in its ongoing Phase 1 trial. Additionally, the hold does not affect the advancement of the company’s other pipeline assets. Should INO-4800 eventually gain approval, we think its advantages — especially with respect to safety, storage and administration — would position it as a potentially valuable weapon in the fight against Covid-19. Inovio’s DNA medicines currently in development for various cancers and pre-cancers also offer meaningful upside potential, in our view.

CryoLife, Inc. was the Fund’s largest detractor from performance for the year. The company manufactures, processes and distributes medical devices and implantable human tissues. Disappointing revenue growth and concerns that the company has debt on the balance sheet weighed on its share price. We scrutinized the company’s debt and believe it is reasonable. We also think CryoLife’s business will be less impacted by the slowdown in non-Covid medical activity because the procedures that utilize its products are generally more serious than the elective procedures that are being postponed.

OUTLOOK

On the economic front, the full effects of the pandemic are yet to be felt. With financial stress continuing to build in areas such as commercial real estate, home mortgages and the restaurant industry, an impending wave of loan defaults threatens banks and other lenders. Moreover, while the Federal Reserve is in no imminent danger of running out of paper and green ink (and their digital counterparts), the implications of financing massive fiscal deficits with printed money are dubious at best — especially if this becomes the norm going forward.

In short, our optimism is tempered with a heavy dose of reality. Should the road ahead prove longer and more difficult than investors currently expect, companies positioned to endure a period of renewed challenges — and to emerge from them even stronger than before — appear especially attractive in our view.

No matter what stock prices do in the months ahead, we are pleased with the fundamentals of the companies we hold in the Fund, but believe we earned some forward returns that may not be repeated.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	59.54%	26.79%	18.18%

Ultra Growth (WGMCX) — Institutional	59.62%	26.80%	18.19%

Russell 2000® Growth Index	15.71%	11.42%	12.34%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.25% / Institutional Class — Gross: 1.10%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Silk Road Medical, Inc.	3.0%

Five Below, Inc.	2.6%

Kornit Digital Ltd. (Israel)	2.6%

Floor & Decor Holdings, Inc., Class A	2.5%

Castle Biosciences, Inc.	2.4%

Company	% of Net Assets

Freshpet, Inc.	2.4%

Zendesk, Inc.	2.3%

Inspire Medical Systems, Inc.	2.3%

Open Lending Corp., Class A	2.1%

Paylocity Holding Corp.	1.9%

*

As of September 30, 2020, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2020

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

Thirty-year U.S. Treasury bond yields closed at 1.45% on September 30, 2020, down from 2.11% a year earlier. The U.S. and global economies were weakening as 2019 ended and inflationary pressures were easing. The pandemic, which hit early in 2020, reinforced those trends.

DETAILS OF THE YEAR

For periods ended September 30, 2020, the Wasatch-Hoisington U.S. Treasury Fund gained 18.06% for the 12-month period, with a three-year average annual total return of 13.24%. Returns over the same periods for the benchmark Bloomberg Barclays US Aggregate Bond Index were far less. The benchmark’s 12-month return was 6.98%, with an annualized three-year return of 5.24%.

PREVAILING ECONOMIC CONDITIONS

Over the past 40 years, real per capita gross domestic product (GDP), employment, population and productivity all exhibited pronounced secular deterioration. From 1980 through 2019, real GDP per capita grew 1.7% per annum, sharply lower than 3.1% in the prior 40 years (1940 to 1979). Secular deterioration in economic growth, a large amount of unused resources and negative foreign conditions led to a dramatic fall in the inflation rate.

During the most recent 40-year period, the U.S. was caught in a debt trap. A term originated by the Bank for International Settlements, a debt trap is a condition where too much debt weakens growth, which elicits a policy response that creates more debt that results in even more disappointing business conditions.

The secular decline in economic conditions and the debt trap preclude the textbook conditions for powerful monetary policy measures to stimulate economic activity. Further, debt financed fiscal programs only boost the economy in the very short run, but ultimately reduce growth.

These major economic trends confirm that high debt levels undermine economic growth. This causality is supported by the law of diminishing returns, derived from the universally applicable production function. Historical declines in economic growth rates have coincided with record levels of public and private debt. Total public and private debt jumped from 167.2% of GDP in 1980 to an estimated record 405% in 2020.

The workings of the Fisher equation, which have brought Treasury bond yields lower, have been reinforced by a sharp decline in the marginal revenue product of debt.

We identify two tail risks for investors in long-term U.S. Treasury securities (bonds with maturities longer than 20 years). A major new debt financed fiscal program would change the short-run trajectory of the economy. This could place transitory upward pressure on interest rates in a fashion that has been experienced many times. Ultimately, we believe disinflation would prevail and the downward trend in Treasury yields would resume.

The second risk would bring a rising inflationary dynamic into the picture, potentially becoming much more consequential. General disappointment with trying to solve economic underperformance by more indebtedness may crystalize along with the realization that debt will not work any better in the U.S. than in Japan, the Euro Area or many other countries. As this dissatisfaction intensifies, either de jure or de facto, the Federal Reserve’s liabilities could be made legal tender, or a medium of exchange.

Some advocate making the Fed’s liabilities spendable, a step already taken by a few foreign central banks. If the Fed’s liabilities were made a medium of exchange, the inflation rate would rise and inflationary expectations would move ahead of actual inflation. In due course, Gresham’s law could be triggered as individuals move to hold commodities that can be consumed or traded for consumable items. This would result in a massive decline in productivity, thus real economic growth and the standard of living would fall as inflation escalates. Lower- and moderate-income households would be the most adversely affected. The velocity of money would rise dramatically. This would make Treasury bills and inflation-adjusted Treasury securities preferable to longer-dated Treasury bonds.

As long as the federal government’s policy prescription is ever higher levels of debt, we believe the path toward disinflation will hold and investing the Fund in long-term U.S. Treasury bonds will be our preference. The continuing shift in economic conditions over the past 40 years has necessitated several dramatic changes in HIMCo’s yield curve positioning. We retain the flexibility to respond to changing economic conditions as we seek to position the Fund for what we believe lies ahead.

Thank you for the opportunity to manage your assets.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2020

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

U.S. Treasury	18.06%	8.85%	7.94%

Bloomberg Barclays US Aggregate Bond Index	6.98%	4.18%	3.64%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.69%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/46	19.1%

U.S. Treasury Strip, principal only	8/15/45	17.4%

U.S. Treasury Strip, principal only	5/15/44	12.6%

U.S. Treasury Bond, 1.250%	5/15/50	11.9%

U.S. Treasury Bond, 3.000%	8/15/48	11.4%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/49	10.9%

U.S. Treasury Bond, 2.500%	2/15/45	5.7%

U.S. Treasury Strip, principal only	8/15/40	4.8%

U.S. Treasury Bond, 2.875%	5/15/49	4.7%

*

As of September 30, 2020, there were 9 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions

DEFINITIONS OF FINANCIAL TERMS

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

The Fisher equation in economics estimates the relationship between nominal and real interest rates under inflation. It is named after Irving Fisher, who was renowned for his work on the theory of interest. In economics, this equation is used to predict nominal and real interest rate behavior.

Gresham’s law is a monetary principle stating that “bad money drives out good.” For example, if there are two forms of commodity money (i.e., gold and silver coins) in circulation, which are accepted by law as having similar face value, the more valuable commodity will gradually disappear from circulation because people will hoard it. (Englishman Sir Thomas Gresham lived from 1519 to 1579.)

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The marginal revenue product of debt is the ratio of GDP to debt.

Per capita GDP is a universal measure for gauging the prosperity of nations. It is calculated by dividing GDP by a country’s total population.

The price-to-sales ratio is a stock’s capitalization divided by the company’s sales over the trailing 12 months. The value is the same whether the calculation is done for the whole company or on a per-share basis.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money is defined as the rate at which money circulates, changes hands or turns over in an economy.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 26 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float-adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float-adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 26 emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 26 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries, excluding the United States.

The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States.

SEPTEMBER 30, 2020

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth, Russell 2000 Value and Russell Microcap vest in the relevant London Stock Exchange Group plc (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

Wasatch Funds

Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2020.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2020. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

SEPTEMBER 30, 2020

	Account Value
Fund/Class and Return	Beginning of Period April 1, 2020	End of Period September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,419.10	$7.26	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,420.30	$6.35	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,310.60	$9.70	1.68%
Hypothetical (5% before expenses)	$1,000.00	$1,016.60	$8.47	1.68%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,310.80	$8.43	1.46%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.36	1.46%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,502.10	$9.38	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,503.60	$7.51	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,424.50	$11.76	1.94%
Hypothetical (5% before expenses)	$1,000.00	$1,015.30	$9.77	1.94%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,420.60	$10.89	1.80%
Hypothetical (5% before expenses)	$1,000.00	$1,016.00	$9.07	1.80%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,454.10	$13.19	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.25	$10.83	2.15%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,459.30	$12.05	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,501.90	$9.51	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.67	1.52%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,503.80	$8.45	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Global Select Fund — Investor Class
Actual	$1,000.00	$1,401.60	$8.17	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.86	1.36%
Global Select Fund — Institutional Class
Actual	$1,000.00	$1,402.90	$5.77	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.85	0.96%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,142.20	$5.89	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,143.30	$5.09	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,411.30	$8.86	1.47%
Hypothetical (5% before expenses)	$1,000.00	$1,017.65	$7.41	1.47%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,412.50	$8.14	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.81	1.35%

Wasatch Funds	SEPTEMBER 30, 2020

Operating Expenses (continued)

	Account Value
Fund/Class and Return	Beginning of Period April 1, 2020	End of Period September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,531.40	$12.72	2.01%
Hypothetical (5% before expenses)	$1,000.00	$1,014.95	$10.13	2.01%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,534.20	$12.16	1.92%
Hypothetical (5% before expenses)	$1,000.00	$1,015.40	$9.67	1.92%
International Select Fund — Investor Class
Actual	$1,000.00	$1,331.60	$7.58	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
International Select Fund — Institutional Class
Actual	$1,000.00	$1,333.00	$5.25	0.90%
Hypothetical (5% before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$1,668.40	$11.14	1.67%
Hypothetical (5% before expenses)	$1,000.00	$1,016.65	$8.42	1.67%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$1,666.70	$10.67	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$1,559.80	$11.20	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.25	$8.82	1.75%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,564.10	$10.26	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,558.30	$7.42	1.16%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.86	1.16%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,558.60	$6.72	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,373.30	$7.30	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.21	1.23%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,374.30	$6.23	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$1,681.30	$7.98	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.01	1.19%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$1,682.10	$7.04	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
U.S. Treasury Fund
Actual	$1,000.00	$987.30	$3.28	0.66%
Hypothetical (5% before expenses)	$1,000.00	$1,021.70	$3.34	0.66%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366).

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Airlines 1.5%
338,739	Allegiant Travel Co.	$40,580,932

	Application Software 14.3%
442,895	Avalara, Inc.*	56,398,249
559,377	Five9, Inc.*	72,540,010
366,086	Guidewire Software, Inc.*	38,171,787
199,117	HubSpot, Inc.*	58,187,961
1,389,696	Medallia, Inc.*	38,105,464
484,730	Paylocity Holding Corp.*	78,245,117
537,312	Q2 Holdings, Inc.*	49,035,093

		390,683,681

	Asset Management & Custody Banks 3.8%
740,804	Cohen & Steers, Inc.	41,292,415
980,130	Hamilton Lane, Inc., Class A	63,306,597

		104,599,012

	Automotive Retail 2.3%
821,653	Camping World Holdings, Inc., Class A	24,444,177
936,405	Monro, Inc.	37,989,951

		62,434,128

	Biotechnology 1.3%
386,219	Ligand Pharmaceuticals, Inc.*	36,814,395

	Building Products 3.0%
1,125,532	Trex Co., Inc.*	80,588,091

	Commercial Printing 0.9%
308,572	Cimpress plc*	23,192,271

	Commodity Chemicals 2.2%
3,169,709	Valvoline, Inc.	60,351,259

	Data Processing & Outsourced Services 2.8%
566,509	Euronet Worldwide, Inc.*	51,608,970
187,615	WEX, Inc.*	26,072,856

		77,681,826

	Distributors 3.8%
310,951	Pool Corp.	104,025,548

	Diversified Banks 0.6%
9,322,681	City Union Bank Ltd. (India)	17,639,554

	Electronic Equipment & Instruments 1.9%
479,205	Novanta, Inc.*	50,479,455

	Electronic Manufacturing Services 2.0%
883,156	Fabrinet*	55,665,323

	Financial Exchanges & Data 2.9%
438,955	Morningstar, Inc.	70,500,563
380,574	Open Lending Corp., Class A*	9,704,637

		80,205,200

Shares		Value

	General Merchandise Stores 1.5%
470,759	Ollie’s Bargain Outlet Holdings, Inc.*	$41,120,799

	Health Care Equipment 0.1%
45,524	Cantel Medical Corp.	2,000,325

	Health Care Facilities 4.1%
1,141,543	Ensign Group, Inc. (The)	65,136,444
640,738	Pennant Group, Inc. (The)*	24,706,857
243,968	U.S. Physical Therapy, Inc.	21,195,940

		111,039,241

	Health Care Supplies 1.5%
507,370	Neogen Corp.*	39,701,702

	Home Improvement Retail 2.8%
1,014,712	Floor & Decor Holdings, Inc., Class A*	75,900,458

	Homebuilding 1.4%
376,552	Installed Building Products, Inc.*	38,314,166

	Industrial Machinery 8.8%
1,707,732	Altra Industrial Motion Corp.	63,134,852
1,153,704	Barnes Group, Inc.	41,233,381
1,001,548	Helios Technologies, Inc.	36,456,347
491,597	Kadant, Inc.	53,888,863
374,381	RBC Bearings, Inc.*	45,378,721

		240,092,164

	Industrial REITs 1.8%
3,495,993	Monmouth Real Estate Investment Corp.	48,419,503

	Internet & Direct Marketing Retail 1.0%
1,125,644	1-800-Flowers.com, Inc., Class A*	28,073,561

	IT Consulting & Other Services 2.1%
178,067	EPAM Systems, Inc.*	57,565,500

	Leisure Facilities 1.2%
509,300	Planet Fitness, Inc., Class A*	31,383,066

	Leisure Products 1.6%
976,351	YETI Holdings, Inc.*	44,248,227

	Life Sciences Tools & Services 5.7%
446,882	ICON plc* (Ireland)	85,394,681
631,966	Medpace Holdings, Inc.*	70,622,201

		156,016,882

	Managed Health Care 1.6%
835,650	HealthEquity, Inc.*	42,927,340

	Regional Banks 2.9%
1,281,451	Bank OZK	27,320,535
881,523	Eagle Bancorp, Inc.	23,616,001
1,041,872	Webster Financial Corp.	27,515,840

		78,452,376

	Research & Consulting Services 1.5%
1,312,154	Clarivate plc*	40,663,652

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Semiconductors 2.7%
267,607	Monolithic Power Systems, Inc.	$74,825,593

	Specialized REITs 1.8%
1,506,274	National Storage Affiliates Trust	49,270,223

	Specialty Chemicals 1.3%
352,829	Balchem Corp.	34,446,695

	Specialty Stores 3.7%
491,752	Five Below, Inc.*	62,452,504
1,027,809	National Vision Holdings, Inc.*	39,303,416

		101,755,920

	Systems Software 4.3%
579,866	CyberArk Software Ltd.* (Israel)	59,969,742
555,995	Proofpoint, Inc.*	58,685,272

		118,655,014

	Trading Companies & Distributors 0.9%
197,558	SiteOne Landscape Supply, Inc.*	24,092,198

	Trucking 1.5%
220,900	Old Dominion Freight Line, Inc.	39,965,228

	Total Common Stocks (cost $1,903,959,566)	2,703,870,508

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$28,439,862	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $26,600,200 of United States Treasury Notes 2.750% due 2/15/24; value: $29,008,755; repurchase proceeds: $28,439,862 (cost $28,439,862)	$28,439,862

	Total Short-Term Investments (cost $28,439,862)	28,439,862

	Total Investments (cost $1,932,399,428) 100.1%	2,732,310,370

	Liabilities less Other Assets (0.1%)	(2,162,056)

	Net Assets 100.0%	$2,730,148,314

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	0.6
Ireland	3.1
Israel	2.2
United States	94.1

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 101.1%

	Apparel, Accessories & Luxury Goods 2.8%
27,249	Page Industries Ltd. (India)	$7,995,945

	Brewers 3.0%
652,349	United Breweries Ltd. (India)	8,523,508

	Commodity Chemicals 4.2%
1,491,411	Berger Paints India Ltd. (India)	11,752,594

	Consumer Finance 11.9%
554,376	Bajaj Finance Ltd. (India)	24,532,904
781,167	SBI Cards & Payment Services Ltd. (India)	8,952,504

		33,485,408

	Department Stores 4.4%
1,362,498	Trent Ltd. (India)	12,560,355

	Diversified Banks 11.1%
2,239,479	City Union Bank Ltd. (India)	4,237,344
1,150,198	HDFC Bank Ltd.* (India)	16,805,550
596,488	Kotak Mahindra Bank Ltd.* (India)	10,240,869

		31,283,763

	Diversified Chemicals 3.4%
501,664	Pidilite Industries Ltd. (India)	9,709,626

	Food Retail 4.8%
454,374	Avenue Supermarts Ltd.* (India)	13,468,636

	Health Care Services 4.5%
495,154	Dr. Lal PathLabs Ltd. (India)	12,617,098

	Industrial Conglomerates 2.1%
24,166	3M India Ltd.* (India)	5,994,007

	Industrial Machinery 4.3%
5,868,490	Elgi Equipments Ltd. (India)	9,624,387
44,363	GMM Pfaudler Ltd. (India)	2,395,409

		12,019,797

	Interactive Media & Services 5.3%
302,213	Info Edge India Ltd. (India)	14,836,414

	Internet & Direct Marketing Retail 0.6%
101,826	MakeMyTrip Ltd.* (India)	1,564,047

	IT Consulting & Other Services 11.6%
471,914	Larsen & Toubro Infotech Ltd. (India)	16,278,411
912,500	Mindtree Ltd. (India)	16,555,604

		32,834,015

	Life & Health Insurance 2.2%
1,092,127	ICICI Prudential Life Insurance Co. Ltd. (India)	6,202,239

	Life Sciences Tools & Services 7.0%
476,501	Divi’s Laboratories Ltd. (India)	19,711,047

	Packaged Foods & Meats 4.4%
243,402	Britannia Industries Ltd. (India)	12,521,446

Shares		Value

	Personal Products 1.1%
22,410	Procter & Gamble Hygiene & Health Care Ltd. (India)	$3,010,300

	Property & Casualty Insurance 4.2%
685,427	ICICI Lombard General Insurance Co. Ltd. (India)	11,983,824

	Regional Banks 2.7%
863,737	AU Small Finance Bank Ltd.* (India)	7,714,864

	Specialty Chemicals 2.2%
232,627	Asian Paints Ltd. (India)	6,247,949

	Thrifts & Mortgage Finance 3.3%
474,203	Aavas Financiers Ltd.* (India)	9,255,250

	Total Common Stocks (cost $206,218,413)	285,292,132

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$6,008,474	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $5,641,500 of United States Treasury Notes 2.625% due 12/31/23; value: $6,128,742; repurchase proceeds: $6,008,474 (cost $6,008,474)	$6,008,474

	Total Short-Term Investments (cost $6,008,474)	6,008,474

	Total Investments (cost $212,226,887) 103.2%	291,300,606

	Liabilities less Other Assets (3.2%)	(8,904,137)

	Net Assets 100.0%	$282,396,469

	*Non-income producing.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.0%

	Airport Services 2.0%
148,526	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,191,620

	Apparel, Accessories & Luxury Goods 1.4%
2,871	Page Industries Ltd. (India)	842,466

	Application Software 4.1%
13,489	Globant S.A.* (Argentina)	2,417,499

	Consumer Finance 7.2%
94,898	Bajaj Finance Ltd. (India)	4,199,539

	Department Stores 1.6%
100,027	Trent Ltd. (India)	922,111

	Diversified Banks 8.9%
203,757	HDFC Bank Ltd.* (India)	2,977,095
567,364	PT Bank Central Asia Tbk (Indonesia)	1,033,304
46,037	TCS Group Holding plc (Russia)	1,217,679

		5,228,078

	Diversified Chemicals 1.5%
44,514	Pidilite Industries Ltd. (India)	861,561

	Drug Retail 3.5%
491,330	Raia Drogasil S.A. (Brazil)	2,048,995

	Electrical Components & Equipment 5.6%
62,645	Voltronic Power Technology Corp. (Taiwan)	2,126,236
96,364	Weg S.A. (Brazil)	1,127,355

		3,253,591

	General Merchandise Stores 1.8%
65,785	Magazine Luiza S.A. (Brazil)	1,044,894

	Health Care Equipment 1.8%
262,102	Microport Scientific Corp. (Hong Kong)	1,039,946

	Health Care Technology 1.1%
51,900	Ping An Healthcare & Technology Co. Ltd.* (China)	664,651

	Industrial Machinery 3.1%
139,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,822,233

	Interactive Home Entertainment 4.7%
18,045	Sea Ltd. ADR* (Singapore)	2,779,652

	Interactive Media & Services 2.1%
18,200	Tencent Holdings Ltd. (China)	1,201,192

	Internet & Direct Marketing Retail 12.8%
4,861	Alibaba Group Holding Ltd. ADR* (China)	1,429,037
23,317	MakeMyTrip Ltd.* (India)	358,149
34,800	Meituan Dianping, Class B* (China)	1,085,753
3,111	MercadoLibre, Inc.*	3,367,595
40,408	Trip.com Group Ltd. ADR* (China)	1,258,305

		7,498,839

Shares		Value

	IT Consulting & Other Services 4.2%
71,838	Larsen & Toubro Infotech Ltd. (India)	$2,478,012

	Life & Health Insurance 2.4%
120,098	Discovery Ltd. (South Africa)	917,190
85,892	ICICI Prudential Life Insurance Co. Ltd. (India)	487,785

		1,404,975

	Life Sciences Tools & Services 3.2%
78,000	Wuxi Biologics Cayman, Inc.* (China)	1,898,156

	Managed Health Care 1.4%
75,100	Hapvida Participacoes e Investimentos S.A. (Brazil)	830,982

	Packaged Foods & Meats 5.0%
23,851	Britannia Industries Ltd. (India)	1,226,979
435,393	Vitasoy International Holdings Ltd. (Hong Kong)	1,688,190

		2,915,169

	Personal Products 1.2%
582	LG Household & Health Care Ltd. (South Korea)	718,220

	Pharmaceuticals 1.6%
71,640	Jiangsu Hengrui Medicine Co. Ltd., Class A§§ (China)	944,807

	Property & Casualty Insurance 4.1%
82,541	ICICI Lombard General Insurance Co. Ltd. (India)	1,443,125
253,740	Qualitas Controladora S.A.B. de C.V. (Mexico)	958,317

		2,401,442

	Regional Banks 2.1%
135,972	AU Small Finance Bank Ltd.* (India)	1,214,497

	Semiconductors 6.8%
27,297	ASPEED Technology, Inc. (Taiwan)	1,069,750
49,959	Silergy Corp. (Taiwan)	2,941,098

		4,010,848

	Specialized Finance 1.9%
250,403	Chailease Holding Co. Ltd. (Taiwan)	1,132,615

	Specialty Chemicals 2.2%
47,766	Asian Paints Ltd. (India)	1,282,910

	Thrifts & Mortgage Finance 0.7%
20,124	Aavas Financiers Ltd.* (India)	392,770

	Total Common Stocks (cost $37,508,739)	58,642,270

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 1.1%

	Diversified Banks 1.2%
94,031	Banco Davivienda S.A., 3.38% (Colombia)	$673,229

	Total Preferred Stocks (cost $886,978)	673,229

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.6%
$381,249	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $358,000 of United States Treasury Notes 2.625% due 12/31/23; value: $388,920; repurchase proceeds: $381,249 (cost $381,249)	$381,249

	Total Investments (cost $38,776,966) 101.8%§	59,696,748

	Liabilities less Other Assets (1.8%)	(1,030,663)

	Net Assets 100.0%	$58,666,085

	*Non-income producing.

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.22%.

	§§The aggregate value of illiquid holdings at September 30, 2020, amounted to approximately $944,807, and represented 1.61% of net assets.

	ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	4.1
Brazil	8.5
China	14.3
Colombia	1.1
Hong Kong	7.7
India	31.5
Indonesia	1.7
Mexico	3.6
Russia	2.1
Singapore	4.7
South Africa	1.5
South Korea	1.2
Taiwan	12.3
United States	5.7

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Airport Services 1.7%
1,374,525	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$6,302,121

	Application Software 6.0%
123,709	Agora, Inc., ADR* (China)	5,317,013
95,972	Globant S.A.* (Argentina)	17,200,102

		22,517,115

	Commodity Chemicals 2.5%
1,197,391	Berger Paints India Ltd. (India)	9,435,662

	Communications Equipment 0.3%
136,370	Accton Technology Corp. (Taiwan)	1,047,660

	Consumer Finance 6.5%
265,148	Bajaj Finance Ltd. (India)	11,733,644
2,110,475	Muangthai Capital Public Co. Ltd. (Thailand)	3,280,186
2,414,829	Srisawad Corp. Public Co. Ltd. (Thailand)	3,715,122
6,671,723	Unifin Financiera S.A.B. de C.V.* (Mexico)	5,548,831

		24,277,782

	Data Processing & Outsourced Services 1.2%
2,848,758	Fawry for Banking & Payment Technology Services S.A.E.* (Egypt)	4,609,693

	Department Stores 1.2%
215,946	Poya International Co. Ltd. (Taiwan)	4,123,270
35,482	Trent Ltd. (India)	327,095

		4,450,365

	Diversified Banks 2.5%
352,916	TCS Group Holding plc (Russia)	9,334,628

	Diversified Chemicals 1.3%
242,697	Pidilite Industries Ltd. (India)	4,697,361

	Drug Retail 4.1%
282,185	Clicks Group Ltd. (South Africa)	3,745,564
2,795,550	Raia Drogasil S.A. (Brazil)	11,658,288

		15,403,852

	Electrical Components & Equipment 5.5%
602,388	Voltronic Power Technology Corp. (Taiwan)	20,445,667

	Electronic Equipment & Instruments 1.6%
1,096,616	Chroma ATE, Inc. (Taiwan)	5,793,186

	Electronic Manufacturing Services 1.6%
92,851	Fabrinet*	5,852,398

	General Merchandise Stores 4.6%
1,093,866	Magazine Luiza S.A. (Brazil)	17,374,392

	Health Care Equipment 3.6%
2,084,000	AK Medical Holdings Ltd. (China)	5,318,871
2,025,019	Microport Scientific Corp. (Hong Kong)	8,034,701

		13,353,572

Shares		Value

	Health Care Facilities 1.4%
16,606,200	Cleopatra Hospital* (Egypt)	$5,319,462

	Health Care Services 2.6%
384,446	Dr. Lal PathLabs Ltd. (India)	9,796,130

	Health Care Supplies 0.7%
440,001	Shanghai Kindly Medical Instruments Co. Ltd., Class H (China)	2,668,376

	Home Improvement Retail 1.2%
41,666,224	PT Ace Hardware Indonesia Tbk (Indonesia)	4,466,238

	Hotels, Resorts & Cruise Lines 1.6%
139,457	Huazhu Group Ltd. ADR (China)	6,030,121

	Human Resource & Employment Services 3.0%
84,875	51job, Inc. ADR* (China)	6,619,401
189,249	HeadHunter Group plc ADR (Russia)	4,632,816

		11,252,217

	Industrial Conglomerates 1.5%
22,180	3M India Ltd.* (India)	5,501,410

	Insurance Brokers 1.9%
1,773,285	TQM Corp. Public Co. Ltd. (Thailand)	7,191,073

	Interactive Media & Services 3.0%
231,533	Info Edge India Ltd. (India)	11,366,551

	Internet & Direct Marketing Retail 1.9%
183,648	MakeMyTrip Ltd.* (India)	2,820,833
178,000	momo.com, Inc. (Taiwan)	4,320,627

		7,141,460

	IT Consulting & Other Services 6.1%
335,075	Larsen & Toubro Infotech Ltd. (India)	11,558,225
625,061	Mindtree Ltd. (India)	11,340,562

		22,898,787

	Packaged Foods & Meats 4.7%
135,161	Britannia Industries Ltd. (India)	6,953,152
2,687,755	Vitasoy International Holdings Ltd. (Hong Kong)	10,421,486

		17,374,638

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§ (China)	16,796

	Property & Casualty Insurance 4.8%
631,929	ICICI Lombard General Insurance Co. Ltd. (India)	11,048,480
1,819,584	Qualitas Controladora S.A.B. de C.V. (Mexico)	6,872,146

		17,920,626

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Regional Banks 5.2%
1,127,181	AU Small Finance Bank Ltd.* (India)	$10,067,936
34,167,900	PT Bank BTPN Syariah Tbk (Indonesia)	7,531,634
782,362	Regional S.A.B. de C.V.* (Mexico)	1,843,786

		19,443,356

	Semiconductors 12.2%
174,374	ASPEED Technology, Inc. (Taiwan)	6,833,592
91,933	LEENO Industrial, Inc. (South Korea)	9,682,342
174,735	Parade Technologies Ltd. (Taiwan)	6,334,913
320,143	Silergy Corp. (Taiwan)	18,846,897
408,000	Win Semiconductors Corp. (Taiwan)	4,036,047

		45,733,791

	Systems Software 1.7%
72,533	Douzone Bizon Co. Ltd. (South Korea)	6,463,555

	Thrifts & Mortgage Finance 1.0%
195,327	Aavas Financiers Ltd.* (India)	3,812,292

	Total Common Stocks (cost $215,096,107)	369,292,333

	PREFERRED STOCKS 1.7%

	Personal Products 1.7%
10,702	LG Household & Health Care Ltd., 1.56% (South Korea)	6,466,398

	Total Preferred Stocks (cost $5,002,853)	6,466,398

	WARRANTS 0.0%

	Consumer Finance 0.0%
96,593	Srisawad Corp. Public Co. Ltd. expiring 8/29/2025* (Thailand)	35,665

	Total Warrants (cost $0)	35,665

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$5,440,477	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $4,663,500 of United States Treasury Notes 2.875% due 5/15/28; value: $5,549,384; repurchase proceeds: $5,440,477 (cost $5,440,477)	$5,440,477

	Total Short-Term Investments (cost $5,440,477)	5,440,477

	Total Investments (cost $225,539,437) 101.9%§	381,234,873

	Liabilities less Other Assets (1.9%)	(7,157,854)

	Net Assets 100.0%	$374,077,019

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 6.04%.

§§The aggregate value of illiquid holdings at September 30, 2020, amounted to approximately $16,796, and represented 0.01% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	4.6
Brazil	7.7
China	6.9
Egypt	2.6
Hong Kong	4.9
India	29.4
Indonesia	3.2
Mexico	5.5
Russia	3.7
South Africa	1.0
South Korea	6.0
Taiwan	19.1
Thailand	3.8
United States	1.6

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.3%

	Airport Services 1.7%
183,600	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$841,796

	Application Software 5.2%
14,689	Globant S.A.* (Argentina)	2,632,563

	Asset Management & Custody Banks 2.9%
5,154,275	Vostok Emerging Finance Ltd.* (Sweden)	1,479,088

	Brewers 0.6%
36,900	Saigon Beer Alcohol Beverage Corp. (Vietnam)	291,768

	Consumer Finance 10.2%
289,466	ASA International Group plc* (United Kingdom)	709,673
52,874	Bajaj Finance Ltd. (India)	2,339,843
189,600	Muangthai Capital Public Co. Ltd. (Thailand)	294,684
419,500	Srisawad Corp. Public Co. Ltd. (Thailand)	645,384
1,401,116	Unifin Financiera S.A.B. de C.V.* (Mexico)	1,165,300

		5,154,884

	Data Processing & Outsourced Services 3.2%
987,858	Fawry for Banking & Payment Technology Services S.A.E.* (Egypt)	1,598,494

	Diversified Banks 12.4%
521,520	Bank for Foreign Trade of Vietnam JSC (Vietnam)	1,891,978
125,235	Commercial International Bank Egypt S.A.E. (Egypt)	528,267
369	Credicorp Ltd. (Peru)	45,752
825,600	PT Bank Central Asia Tbk (Indonesia)	1,503,613
86,084	TCS Group Holding plc (Russia)	2,276,922

		6,246,532

	Drug Retail 5.0%
18,489	Clicks Group Ltd. (South Africa)	245,412
542,500	Raia Drogasil S.A. (Brazil)	2,262,389

		2,507,801

	Electrical Components & Equipment 1.2%
50,400	Weg S.A. (Brazil)	589,626

	Food Retail 3.4%
312,400	CP ALL Public Co. Ltd. (Thailand)	593,991
477,954	Philippine Seven Corp. (Philippines)	1,139,676

		1,733,667

	General Merchandise Stores 3.0%
95,100	Magazine Luiza S.A. (Brazil)	1,510,518

	Health Care Distributors 0.8%
938,429	Ibnsina Pharma S.A.E. (Egypt)	429,183

Shares		Value

	Health Care Facilities 3.5%
5,526,430	Cleopatra Hospital* (Egypt)	$1,770,280

	Home Improvement Retail 0.7%
1,095,900	Wilcon Depot, Inc. (Philippines)	361,683

	Human Resource & Employment Services 1.0%
20,884	HeadHunter Group plc ADR (Russia)	511,240

	Hypermarkets & Super Centers 0.5%
7,445	InRetail Peru Corp. (Peru)	249,408

	Insurance Brokers 4.3%
529,488	TQM Corp. Public Co. Ltd. (Thailand)	2,147,194

	Interactive Home Entertainment 9.0%
29,421	Sea Ltd. ADR* (Singapore)	4,532,011

	Internet & Direct Marketing Retail 12.8%
3,239	MercadoLibre, Inc.*	3,506,153
11,040	Naspers Ltd., Class N (South Africa)	1,950,949
11,040	Prosus N.V.* (Netherlands)	1,018,681

		6,475,783

	Life & Health Insurance 1.6%
106,702	Discovery Ltd. (South Africa)	814,885

	Property & Casualty Insurance 4.6%
621,728	Qualitas Controladora S.A.B. de C.V. (Mexico)	2,348,122

	Regional Banks 4.7%
176,252	AU Small Finance Bank Ltd.* (India)	1,574,276
3,580,900	PT Bank BTPN Syariah Tbk (Indonesia)	789,338

		2,363,614

	Technology Distributors 3.3%
770,534	FPT Corp. (Vietnam)	1,661,923

	Wireless Telecommunication Services 2.7%
4,919,838	Safaricom plc (Kenya)	1,351,255

	Total Common Stocks (cost $41,528,033)	49,603,319

	PREFERRED STOCKS 2.6%

	Diversified Banks 2.6%
183,559	Banco Davivienda S.A., 3.38% (Colombia)	1,314,219

	Total Preferred Stocks (cost $2,032,420)	1,314,219

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	WARRANTS 0.0%

	Consumer Finance 0.0%
16,780	Srisawad Corp. Public Co. Ltd. expiring 8/29/2025* (Thailand)	$6,196

	Total Warrants (cost $0)	6,196

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
$105,576	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $99,200 of United States Treasury Notes 2.625% due 12/31/23; value: $107,768; repurchase proceeds: $105,576 (cost $105,576)	$105,576

	Total Short-Term Investments (cost $105,576)	105,576

	Total Investments (cost $43,666,029) 101.1%	51,029,310

	Liabilities less Other Assets (1.1%)	(569,786)

	Net Assets 100.0%	$50,459,524

	*Non-income producing. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	5.2
Brazil	8.6
Colombia	2.6
Egypt	8.5
India	7.7
Indonesia	4.5
Kenya	2.7
Mexico	8.5
Netherlands	2.0
Peru	0.6
Philippines	2.9
Russia	5.5
Singapore	8.9
South Africa	5.9
Sweden	2.9
Thailand	7.2
United Kingdom	1.4
United States	6.9
Vietnam	7.5

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.0%

	Airlines 0.9%
10,185	Allegiant Travel Co.	$1,220,163

	Application Software 16.6%
25,745	Five9, Inc.*	3,338,612
23,393	Globant S.A.* (Argentina)	4,192,493
12,121	HubSpot, Inc.*	3,542,120
64,483	Medallia, Inc.*	1,768,124
17,197	Paylocity Holding Corp.*	2,775,940
15,725	Q2 Holdings, Inc.*	1,435,063
133,018	Systena Corp. (Japan)	2,300,525
143,111	Technology One Ltd. (Australia)	813,875
28,480	Zendesk, Inc.*	2,931,162

		23,097,914

	Automotive Retail 0.6%
21,743	Monro, Inc.	882,113

	Biotechnology 2.2%
96,768	Abcam plc (United Kingdom)	1,528,342
22,320	Esperion Therapeutics, Inc.*	829,634
83,399	Sangamo Therapeutics, Inc.*	788,121

		3,146,097

	Building Products 2.9%
56,884	Trex Co., Inc.*	4,072,894

	Commodity Chemicals 0.9%
63,067	Valvoline, Inc.	1,200,796

	Consumer Finance 3.2%
47,701	Bajaj Finance Ltd. (India)	2,110,921
747,808	Srisawad Corp. Public Co. Ltd. (Thailand)	1,150,474
1,450,700	Unifin Financiera S.A.B. de C.V.* (Mexico)	1,206,538

		4,467,933

	Data Processing & Outsourced Services 3.0%
22,356	Euronet Worldwide, Inc.*	2,036,632
10,800	GMO Payment Gateway, Inc. (Japan)	1,151,017
109,530	Infomart Corp. (Japan)	965,845

		4,153,494

	Diversified Chemicals 1.0%
70,007	Pidilite Industries Ltd. (India)	1,354,974

	Diversified Real Estate Activities 1.0%
50,036	Patrizia AG (Germany)	1,363,954

	Diversified Support Services 1.9%
24,881	Copart, Inc.*	2,616,486

	Drug Retail 2.3%
23,123	Ain Holdings, Inc. (Japan)	1,613,666
23,100	Sugi Holdings Co. Ltd. (Japan)	1,629,583

		3,243,249

Shares		Value

	Electrical Components & Equipment 2.3%
96,896	Voltronic Power Technology Corp. (Taiwan)	$3,288,750

	Financial Exchanges & Data 1.6%
89,505	Open Lending Corp., Class A*	2,282,377

	General Merchandise Stores 1.6%
25,220	Ollie’s Bargain Outlet Holdings, Inc.*	2,202,967

	Health Care Equipment 1.7%
2,778	Cantel Medical Corp.	122,066
16,241	Cochlear Ltd. (Australia)	2,303,257

		2,425,323

	Health Care Facilities 2.9%
51,411	Ensign Group, Inc. (The)	2,933,511
29,896	Pennant Group, Inc. (The)*	1,152,790

		4,086,301

	Health Care Services 1.0%
56,573	Dr. Lal PathLabs Ltd. (India)	1,441,546

	Health Care Supplies 1.0%
43,600	Asahi Intecc Co. Ltd. (Japan)	1,364,244

	Health Care Technology 0.5%
15,600	JMDC, Inc.* (Japan)	684,853

	Home Improvement Retail 0.9%
16,641	Floor & Decor Holdings, Inc., Class A*	1,244,747

	Homebuilding 2.0%
24,421	LGI Homes, Inc.*	2,836,988

	Human Resource & Employment Services 1.3%
15,206	en-japan, Inc. (Japan)	380,781
48,330	SMS Co. Ltd. (Japan)	1,393,099

		1,773,880

	Industrial Conglomerates 0.7%
3,832	3M India Ltd.* (India)	950,469

	Industrial Machinery 6.6%
34,470	Altra Industrial Motion Corp.	1,274,356
29,139	Helios Technologies, Inc.	1,060,660
57,629	Kornit Digital Ltd.* (Israel)	3,738,393
59,400	MISUMI Group, Inc. (Japan)	1,653,051
12,482	RBC Bearings, Inc.*	1,512,943

		9,239,403

	Internet & Direct Marketing Retail 4.2%
37,039	MakeMyTrip Ltd.* (India)	568,919
3,952	MercadoLibre, Inc.*	4,277,961
214,073	Trainline plc* (United Kingdom)	1,002,711

		5,849,591

	IT Consulting & Other Services 0.9%
19,508	Endava plc ADR* (United Kingdom)	1,231,930

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Leisure Facilities 0.6%
12,858	Planet Fitness, Inc., Class A*	$792,310

	Life & Health Insurance 0.5%
133,797	ICICI Prudential Life Insurance Co. Ltd. (India)	759,839

	Managed Health Care 0.8%
22,413	HealthEquity, Inc.*	1,151,356

	Other Diversified Financial Services 0.9%
1,997	Hypoport SE* (Germany)	1,250,298

	Packaged Foods & Meats 4.2%
25,541	Freshpet, Inc.*	2,851,653
782,000	Vitasoy International Holdings Ltd. (Hong Kong)	3,032,122

		5,883,775

	Pharmaceuticals 1.3%
69,100	Intra-Cellular Therapies, Inc.*	1,773,106

	Property & Casualty Insurance 1.7%
136,141	ICICI Lombard General Insurance Co. Ltd. (India)	2,380,253

	Regional Banks 3.0%
364,704	AU Small Finance Bank Ltd.* (India)	3,257,521
34,025	Eagle Bancorp, Inc.	911,530

		4,169,051

	Research & Consulting Services 1.4%
35,000	Nihon M&A Center, Inc. (Japan)	1,984,545

	Restaurants 0.9%
23,051	Domino’s Pizza Enterprises Ltd. (Australia)	1,307,944

	Semiconductor Equipment 1.2%
33,591	Nova Measuring Instruments Ltd.* (Israel)	1,751,435

	Semiconductors 8.0%
45,000	ASPEED Technology, Inc. (Taiwan)	1,763,518
21,545	Melexis N.V. (Belgium)	1,678,555
12,242	Monolithic Power Systems, Inc.	3,422,986
72,000	Silergy Corp. (Taiwan)	4,238,657

		11,103,716

	Soft Drinks 1.4%
63,472	Fevertree Drinks plc (United Kingdom)	1,896,828

	Specialty Stores 1.4%
14,926	Five Below, Inc.*	1,895,602

	Systems Software 2.4%
19,486	CyberArk Software Ltd.* (Israel)	2,015,242
20,983	Rapid7, Inc.*	1,284,999

		3,300,241

Shares		Value

	Thrifts & Mortgage Finance 0.8%
54,689	Aavas Financiers Ltd.* (India)	$1,067,392

	Trading Companies & Distributors 3.8%
87,767	Diploma plc (United Kingdom)	2,493,767
106,046	Electrocomponents plc (United Kingdom)	974,959
37,700	MonotaRO Co. Ltd. (Japan)	1,865,965

		5,334,691

	Total Common Stocks (cost $82,850,423)	139,525,818

	WARRANTS 0.0%

	Consumer Finance 0.0%
30,336	Srisawad Corp. Public Co. Ltd. expiring 8/29/2025* (Thailand)	11,201

	Total Warrants (cost $0)	11,201

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$720,290	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $676,300 of United States Treasury Notes 2.625% due 12/31/23; value: $734,710; repurchase proceeds: $720,290 (cost $720,290)	$720,290

	Total Short-Term Investments (cost $720,290)	720,290

	Total Investments (cost $83,570,713) 100.5%	140,257,309

	Liabilities less Other Assets (0.5%)	(764,156)

	NET ASSETS 100.0%	$139,493,153

	*Non-income producing. ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

At September 30, 2020, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	3.0
Australia	3.2
Belgium	1.2
Germany	1.9
Hong Kong	2.2
India	9.9
Israel	5.4
Japan	12.1
Mexico	0.9
Taiwan	6.6
Thailand	0.8
United Kingdom	6.5
United States	46.3

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.0%

	Aerospace & Defense 2.4%
3,688	HEICO Corp., Class A	$326,978

	Application Software 14.8%
2,267	Dassault Systemes SE (France)	424,607
1,422	DocuSign, Inc.*	306,071
2,105	Guidewire Software, Inc.*	219,488
2,039	Paylocity Holding Corp.*	329,135
826	Tyler Technologies, Inc.*	287,911
5,726	Xero Ltd.* (New Zealand)	413,201

		1,980,413

	Building Products 4.0%
22,586	Assa Abloy AB, Class B (Sweden)	529,857

	Consumer Finance 3.6%
11,004	Bajaj Finance Ltd. (India)	486,962

	Data Processing & Outsourced Services 15.3%
196	Adyen N.V.* (Netherlands)	361,361
7,614	Amadeus IT Group S.A. (Spain)	424,837
3,787	Euronet Worldwide, Inc.*	344,995
1,542	Jack Henry & Associates, Inc.	250,714
2,498	Square, Inc., Class A*	406,050
1,876	WEX, Inc.*	260,708

		2,048,665

	Distributors 4.2%
1,684	Pool Corp.	563,365

	Diversified Support Services 4.6%
5,824	Copart, Inc.*	612,452

	Drug Retail 2.8%
2,600	Tsuruha Holdings, Inc. (Japan)	367,572

	Electrical Components & Equipment 3.8%
5,135	AMETEK, Inc.	510,419

	Electronic Components 3.8%
4,704	Amphenol Corp., Class A	509,302

	Electronic Equipment & Instruments 2.6%
5,376	Cognex Corp.	349,978

	Financial Exchanges & Data 2.6%
718	MarketAxess Holdings, Inc.	345,782

	Health Care Equipment 3.6%
3,374	Cochlear Ltd. (Australia)	478,492

	Health Care Supplies 6.0%
12,500	Asahi Intecc Co. Ltd. (Japan)	391,125
2,576	Coloplast A/S, Class B (Denmark)	407,095

		798,220

	Health Care Technology 3.4%
1,593	Veeva Systems, Inc., Class A*	447,936

Shares		Value

	Industrial Conglomerates 3.0%
1,026	Roper Technologies, Inc.	$405,383

	Industrial Machinery 3.1%
15,000	MISUMI Group, Inc. (Japan)	417,437

	Life Sciences Tools & Services 3.4%
2,387	ICON plc* (Ireland)	456,132

	Packaged Foods & Meats 2.9%
7,417	Britannia Industries Ltd. (India)	381,556

	Specialty Chemicals 2.5%
3,038	Chr. Hansen Holding A/S (Denmark)	337,678

	Trucking 3.6%
2,649	Old Dominion Freight Line, Inc.	479,257

	Total Common Stocks (cost $10,354,030)	12,833,836

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$538,556	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $505,700 of United States Treasury Notes 2.625% due 12/31/23; value: $549,376; repurchase proceeds: $538,556 (cost $538,556)	$538,556

	Total Short-Term Investments (cost $538,556)	538,556

	Total Investments (cost $10,892,586) 100.0%	13,372,392

	Liabilities less Other Assets 0.0%	(1,466)

	NET ASSETS 100.0%	$13,370,926

	*Non-income producing.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Global Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	3.7
Denmark	5.8
France	3.3
India	6.8
Ireland	3.6
Japan	9.2
Netherlands	2.8
New Zealand	3.2
Spain	3.3
Sweden	4.1
United States	54.2

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Aerospace & Defense 2.1%
37,000	Raytheon Technologies Corp.	$2,128,980

	Automobile Manufacturers 2.9%
100,000	General Motors Co.	2,959,000

	Construction Materials 1.4%
23,000	HeidelbergCement AG (Germany)	1,410,879

	Diversified Banks 11.6%
63,000	Citigroup, Inc.	2,715,930
410,000	ING Groep N.V. ADR (Netherlands)	2,902,800
25,000	JPMorgan Chase & Co.	2,406,750
575,000	Kasikornbank Public Co. Ltd. (Thailand)	1,392,702
180,000	United Overseas Bank Ltd. (Singapore)	2,509,359

		11,927,541

	Diversified Metals & Mining 1.6%
70,000	Anglo American plc (United Kingdom)	1,694,306

	Electric Utilities 8.2%
50,000	Duke Energy Corp.	4,428,000
112,000	Exelon Corp.	4,005,120

		8,433,120

	Electrical Components & Equipment 3.8%
38,000	Eaton Corp. plc	3,877,140

	Electronic Manufacturing Services 2.2%
850,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	2,271,597

	Food Retail 4.5%
63,000	Koninklijke Ahold Delhaize N.V. (Netherlands)	1,865,075
89,000	Seven & i Holdings Co. Ltd. (Japan)	2,742,616

		4,607,691

	Health Care Facilities 2.9%
28,000	Universal Health Services, Inc., Class B	2,996,560

	Homebuilding 4.5%
69,000	Bellway plc (United Kingdom)	2,093,192
55,000	PulteGroup, Inc.	2,545,950

		4,639,142

	Integrated Oil & Gas 4.1%
220,000	Suncor Energy, Inc. (Canada)	2,686,493
45,000	TOTAL SE (France)	1,540,599

		4,227,092

	Integrated Telecommunication Services 1.1%
39,000	AT&T, Inc.	1,111,890

	IT Consulting & Other Services 3.4%
44,000	Science Applications International Corp.	3,450,480

Shares		Value

	Multi-Line Insurance 2.0%
110,000	AXA S.A. (France)	$2,034,623

	Office Services & Supplies 1.3%
125,000	Kimball International, Inc., Class B	1,317,500

	Oil & Gas Equipment & Services 1.1%
98,000	Halliburton Co.	1,180,900

	Oil & Gas Exploration & Production 1.6%
45,000	EOG Resources, Inc.	1,617,300

	Pharmaceuticals 7.5%
29,000	Johnson & Johnson	4,317,520
39,500	Novartis AG (Switzerland)	3,427,007

		7,744,527

	Property & Casualty Insurance 3.0%
70,000	Axis Capital Holdings Ltd.	3,082,800

	Railroads 2.5%
13,000	Union Pacific Corp.	2,559,310

	Regional Banks 2.9%
138,000	Bank OZK	2,942,160

	Reinsurance 2.8%
11,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,793,479

	Specialty Chemicals 2.5%
21,000	PPG Industries, Inc.	2,563,680

	Steel 4.0%
1,300,000	NMDC Ltd. (India)	1,446,598
60,000	Nucor Corp.	2,691,600

		4,138,198

	Technology Hardware, Storage & Peripherals 4.4%
57,000	Samsung Electronics Co. Ltd. (South Korea)	2,829,715
90,000	Xerox Holdings Corp.	1,689,300

		4,519,015

	Tobacco 2.9%
43,000	KT&G Corp. (South Korea)	3,036,745

	Wireless Telecommunication Services 4.6%
750,000	China Mobile Ltd. (China)	4,785,453

	Total Common Stocks (cost $103,694,507)	100,051,108

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$948,033	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $890,200 of United States Treasury Notes 2.625% due 12/31/23; value: $967,084; repurchase proceeds: $948,033 (cost $948,033)	$948,033

	Total Short-Term Investments (cost $948,033)	948,033

	Total Investments (cost $104,642,540) 98.3%§	100,999,141

	Other Assets less Liabilities 1.7%	1,772,382

	NET ASSETS 100.0%	$102,771,523

	§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 5.77%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	2.7
China	4.8
France	3.6
Germany	4.2
India	1.4
Japan	2.7
Netherlands	4.8
Singapore	2.5
South Korea	5.9
Switzerland	3.4
Taiwan	2.3
Thailand	1.4
United Kingdom	3.8
United States	56.5

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.8%

	Aerospace & Defense 1.5%
120,186	Avon Rubber plc (United Kingdom)	$6,590,981
621,542	CAE, Inc. (Canada)	9,092,891

		15,683,872

	Airport Services 1.1%
2,613,860	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	11,984,403

	Alternative Carriers 0.5%
451,062	Chief Telecom, Inc. (Taiwan)	5,365,336

	Apparel, Accessories & Luxury Goods 0.8%
273,829	Canada Goose Holdings, Inc.* (Canada)	8,795,514

	Application Software 8.7%
360,973	Descartes Systems Group, Inc. (The)* (Canada)	20,562,354
58,641	Globant S.A.* (Argentina)	10,509,640
61,461	Kinaxis, Inc.* (Canada)	9,047,329
191,388	Lightspeed POS, Inc.* (Canada)	6,131,660
400,801	Miroku Jyoho Service Co. Ltd. (Japan)	8,330,306
134,190	Nemetschek SE (Germany)	9,833,190
997,950	Systena Corp. (Japan)	17,259,383
1,910,419	Technology One Ltd. (Australia)	10,864,597

		92,538,459

	Asset Management & Custody Banks 2.8%
2,189,928	AJ Bell plc (United Kingdom)	12,744,231
1,581,321	Netwealth Group Ltd. (Australia)	17,193,184

		29,937,415

	Biotechnology 1.0%
687,678	Abcam plc (United Kingdom)	10,861,100

	Brewers 1.4%
212,314	Carlsberg Brewery Malaysia Bhd (Malaysia)	1,057,610
137,457	Royal Unibrew A/S (Denmark)	14,191,847

		15,249,457

	Commodity Chemicals 0.7%
987,621	Berger Paints India Ltd. (India)	7,782,635

	Data Processing & Outsourced Services 1.7%
96,900	GMO Payment Gateway, Inc. (Japan)	10,327,180
847,079	Infomart Corp. (Japan)	7,469,620

		17,796,800

	Department Stores 0.4%
245,574	Poya International Co. Ltd. (Taiwan)	4,688,986

	Diversified Real Estate Activities 1.6%
639,146	Patrizia AG (Germany)	17,422,773

Shares		Value

	Diversified Support Services 1.8%
583,539	HomeServe plc (United Kingdom)	$9,306,698
1,040,352	Prestige International, Inc. (Japan)	9,390,936

		18,697,634

	Drug Retail 5.1%
248,895	Ain Holdings, Inc. (Japan)	17,369,433
361,779	Clicks Group Ltd. (South Africa)	4,802,049
137,800	Kusuri no Aoki Holdings Co. Ltd. (Japan)	11,210,582
1,228,500	Raia Drogasil S.A. (Brazil)	5,123,216
226,200	Sugi Holdings Co. Ltd. (Japan)	15,957,218

		54,462,498

	Electrical Components & Equipment 1.8%
561,485	Voltronic Power Technology Corp. (Taiwan)	19,057,377

	Electronic Equipment & Instruments 1.8%
644,124	Halma plc (United Kingdom)	19,490,348

	General Merchandise Stores 1.5%
2,499,168	B&M European Value Retail S.A. (United Kingdom)	15,953,083

	Health Care Equipment 5.2%
3,038,000	AK Medical Holdings Ltd. (China)	7,753,710
165,959	Cochlear Ltd. (Australia)	23,535,883
118,526	DiaSorin S.p.A. (Italy)	23,888,218

		55,177,811

	Health Care Services 1.5%
610,745	Dr. Lal PathLabs Ltd. (India)	15,562,491

	Health Care Supplies 2.9%
351,000	Asahi Intecc Co. Ltd. (Japan)	10,982,791
907,000	Bioteque Corp. (Taiwan)	4,306,073
242,714	Menicon Co. Ltd. (Japan)	16,155,618

		31,444,482

	Health Care Technology 1.6%
378,453	JMDC, Inc.* (Japan)	16,614,397

	Home Improvement Retail 0.4%
43,720,925	PT Ace Hardware Indonesia Tbk (Indonesia)	4,686,484

	Household Appliances 0.9%
521,656	Breville Group Ltd. (Australia)	9,404,418

	Human Resource & Employment Services 3.5%
104,176	51job, Inc., ADR* (China)	8,124,686
363,611	Benefit One, Inc. (Japan)	9,143,283
361,133	en-japan, Inc. (Japan)	9,043,306
376,192	SMS Co. Ltd. (Japan)	10,843,633

		37,154,908

	Industrial Conglomerates 0.4%
18,207	3M India Ltd.* (India)	4,515,968

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 1.9%
375,615	MISUMI Group, Inc. (Japan)	$10,453,042
2,779,115	Rotork plc (United Kingdom)	10,119,773

		20,572,815

	Insurance Brokers 1.0%
2,693,500	TQM Corp. Public Co. Ltd. (Thailand)	10,922,753

	Interactive Media & Services 4.0%
68,920	Atrae, Inc.* (Japan)	2,009,472
217,310	Info Edge India Ltd. (India)	10,668,307
526,800	Kakaku.com, Inc. (Japan)	13,821,226
1,995,129	Rightmove plc (United Kingdom)	16,136,422

		42,635,427

	Internet & Direct Marketing Retail 0.9%
1,990,870	Trainline plc* (United Kingdom)	9,325,171

	Investment Banking & Brokerage 1.3%
717,321	Avanza Bank Holding AB (Sweden)	14,080,744

	IT Consulting & Other Services 5.0%
162,295	Endava plc ADR* (United Kingdom)	10,248,929
411,760	Larsen & Toubro Infotech Ltd. (India)	14,203,432
162,199	Reply S.p.A. (Italy)	18,722,254
649,599	Softcat plc (United Kingdom)	10,117,190

		53,291,805

	Life Sciences Tools & Services 1.7%
36,531	Tecan Group AG (Switzerland)	18,205,015

	Movies & Entertainment 1.4%
297,991	CTS Eventim AG & Co. KGaA* (Germany)	14,422,385

	Other Diversified Financial Services 1.2%
21,218	Hypoport SE* (Germany)	13,284,339

	Packaged Foods & Meats 2.3%
267,914	Morinaga & Co. Ltd. (Japan)	10,529,593
3,525,449	Vitasoy International Holdings Ltd. (Hong Kong)	13,669,556

		24,199,149

	Pharmaceuticals 0.9%
326,759	JCR Pharmaceuticals Co. Ltd. (Japan)	9,511,688

	Property & Casualty Insurance 1.1%
659,087	ICICI Lombard General Insurance Co. Ltd. (India)	11,523,303

	Publishing 0.7%
281,994	Future plc (United Kingdom)	7,066,370

Shares		Value

	Regional Banks 3.4%
1,175,394	AU Small Finance Bank Ltd.* (India)	$10,498,572
683,247	Canadian Western Bank (Canada)	13,777,313
53,321,045	PT Bank BTPN Syariah Tbk (Indonesia)	11,753,564

		36,029,449

	Research & Consulting Services 1.9%
587,038	NICE Information Service Co. Ltd. (South Korea)	9,886,663
189,128	Nihon M&A Center, Inc. (Japan)	10,723,799

		20,610,462

	Restaurants 1.6%
302,909	Domino’s Pizza Enterprises Ltd. (Australia)	17,187,453

	Semiconductors 4.0%
289,550	Elmos Semiconductor SE (Germany)	7,078,217
104,703	LEENO Industrial, Inc. (South Korea)	11,027,273
162,689	Melexis N.V. (Belgium)	12,674,984
206,249	Silergy Corp. (Taiwan)	12,141,929

		42,922,403

	Soft Drinks 2.0%
700,609	Fevertree Drinks plc (United Kingdom)	20,937,341

	Specialty Chemicals 1.1%
106,365	Chr. Hansen Holding A/S (Denmark)	11,822,614

	Systems Software 1.8%
95,045	CyberArk Software Ltd.* (Israel)	9,829,554
107,962	Douzone Bizon Co. Ltd. (South Korea)	9,620,701

		19,450,255

	Trading Companies & Distributors 7.0%
643,107	Diploma plc (United Kingdom)	18,272,914
1,422,402	Electrocomponents plc (United Kingdom)	13,077,192
1,915,958	Howden Joinery Group plc (United Kingdom)	14,601,138
116,905	IMCD N.V. (Netherlands)	13,925,828
289,124	MonotaRO Co. Ltd. (Japan)	14,310,219

		74,187,291

	Total Common Stocks (cost $651,435,776)	1,032,516,881

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.8%

	Repurchase Agreement 3.8%
$40,358,435	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $37,747,700 of United States Treasury Notes 2.750% due 2/15/24; value: $41,165,622; repurchase proceeds: $40,358,435 (cost $40,358,435)	$40,358,435

	Total Short-Term Investments (cost $40,358,435)	40,358,435

	Total Investments (cost $691,794,211) 100.6%§	1,072,875,316

	Liabilities less Other Assets (0.6%)	(6,703,428)

	NET ASSETS 100.0%	$1,066,171,888

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.86%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.0
Australia	7.6
Belgium	1.2
Brazil	0.5
Canada	6.5
China	1.5
Denmark	2.5
Germany	6.0
Hong Kong	1.3
India	7.2
Indonesia	1.6
Israel	1.0
Italy	4.1
Japan	23.4
Malaysia	0.1
Mexico	1.2
Netherlands	1.3
South Africa	0.5
South Korea	3.0
Sweden	1.4
Switzerland	1.8
Taiwan	4.4
Thailand	1.1
United Kingdom	19.8

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Advertising 2.2%
124,324	4imprint Group plc* (United Kingdom)	$2,996,671
1,105,327	YouGov plc (United Kingdom)	12,080,404

		15,077,075

	Aerospace & Defense 2.5%
307,531	Avon Rubber plc (United Kingdom)	16,864,951

	Alternative Carriers 1.8%
703,000	Chief Telecom, Inc. (Taiwan)	8,362,113
49,230	KINX, Inc. (South Korea)	3,706,193

		12,068,306

	Application Software 18.0%
84,848	Atoss Software AG (Germany)	13,280,582
974,810	dotdigital Group plc (United Kingdom)	1,779,851
1,000,180	Elmo Software Ltd.* (Australia)	3,782,480
88,882	Esker S.A. (France)	15,172,930
565,957	Fortnox AB (Sweden)	17,062,411
138,000	freee KK* (Japan)	10,402,503
791,092	GB Group plc* (United Kingdom)	7,165,910
81,168	Mensch und Maschine Software SE (Germany)	5,234,097
187,928	Miroku Jyoho Service Co. Ltd. (Japan)	3,905,923
1,021,149	Pexip Holding ASA* (Norway)	9,124,928
1,112,744	Rakus Co. Ltd. (Japan)	19,877,776
667,500	Systena Corp. (Japan)	11,544,304
98,170	Vitec Software Group AB, Class B (Sweden)	3,250,100

		121,583,795

	Brewers 0.8%
160,486	Carlsberg Brewery Malaysia Bhd (Malaysia)	799,437
42,497	Royal Unibrew A/S (Denmark)	4,387,633

		5,187,070

	Commodity Chemicals 2.6%
867,649	Berger Paints India Ltd. (India)	6,837,234
672,437	Gulf Oil Lubricants India Ltd. (India)	5,960,154
255,016	Supreme Industries Ltd. (India)	4,856,469

		17,653,857

	Consumer Finance 1.1%
236,148	Gruppo MutuiOnline S.p.A. (Italy)	6,561,858
88,925	Spandana Sphoorty Financial Ltd.* (India)	614,689

		7,176,547

	Data Processing & Outsourced Services 2.3%
3,863,153	Fawry for Banking & Payment Technology Services S.A.E.* (Egypt)	6,251,128
1,036,400	Infomart Corp. (Japan)	9,139,070

		15,390,198

	Department Stores 1.1%
396,908	Poya International Co. Ltd. (Taiwan)	7,578,555

Shares		Value

	Diversified Banks 0.9%
3,215,411	City Union Bank Ltd. (India)	$6,083,917

	Diversified Support Services 4.5%
338,900	Japan Elevator Service Holdings Co. Ltd. (Japan)	11,744,934
5,279,657	Johnson Service Group plc (United Kingdom)	6,131,341
1,354,362	Prestige International, Inc. (Japan)	12,225,408

		30,101,683

	Drug Retail 1.3%
50,000	Kusuri no Aoki Holdings Co. Ltd. (Japan)	4,067,700
192,510	Yakuodo Holdings Co. Ltd. (Japan)	4,806,133

		8,873,833

	Electrical Components & Equipment 2.8%
676,611	Amara Raja Batteries Ltd. (India)	7,006,381
342,471	Voltronic Power Technology Corp. (Taiwan)	11,623,817

		18,630,198

	Electronic Components 0.8%
1,815,934	Strix Group plc (United Kingdom)	5,693,949

	Electronic Equipment & Instruments 0.6%
189,470	Carel Industries S.p.A. (Italy)	4,007,479

	Food Retail 2.9%
3,819,129	Philippine Seven Corp. (Philippines)	9,106,669
70,499	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,854,691
4,502,100	Sheng Siong Group Ltd. (Singapore)	5,309,974

		19,271,334

	Health Care Equipment 4.0%
4,128,000	AK Medical Holdings Ltd. (China)	10,535,653
166,826	CellaVision AB* (Sweden)	6,691,034
180,316	Medistim ASA* (Norway)	4,446,281
184,891	Xvivo Perfusion AB* (Sweden)	5,605,041

		27,278,009

	Health Care Facilities 1.2%
24,257,437	Cleopatra Hospital* (Egypt)	7,770,381

	Health Care Services 3.2%
255,177	Dr. Lal PathLabs Ltd. (India)	6,502,206
629,362	Metropolis Healthcare Ltd.* (India)	15,197,924

		21,700,130

	Health Care Supplies 2.5%
1,537,000	Bioteque Corp. (Taiwan)	7,297,061
1,259,493	Nanosonics Ltd.* (Australia)	5,123,994
727,000	Shanghai Kindly Medical Instruments Co. Ltd., Class H (China)	4,408,875

		16,829,930

Wasatch International Opportunities Fund (WAIOX / WIIOX)

Schedule of Investments (continued)

Shares		Value

	Health Care Technology 3.3%
52,812	Craneware plc (United Kingdom)	$1,056,262
168,200	Medley, Inc.* (Japan)	8,038,003
99,198	Nexus AG (Germany)	5,350,015
396,745	Pro Medicus Ltd. (Australia)	7,692,442

		22,136,722

	Home Improvement Retail 0.7%
43,238,500	PT Ace Hardware Indonesia Tbk (Indonesia)	4,634,772

	Human Resource & Employment Services 2.3%
168,288	en-japan, Inc. (Japan)	4,214,181
240,477	HeadHunter Group plc ADR (Russia)	5,886,877
179,762	SMS Co. Ltd. (Japan)	5,181,591

		15,282,649

	Insurance Brokers 1.4%
2,397,000	TQM Corp. Public Co. Ltd. (Thailand)	9,720,379

	Interactive Media & Services 0.6%
138,087	Atrae, Inc.* (Japan)	4,026,146

	Internet & Direct Marketing Retail 0.6%
860,583	Trainline plc* (United Kingdom)	4,030,943

	Internet Services & Infrastructure 4.4%
193,032	BASE, Inc.* (Japan)	20,133,239
144,590	Hennge KK* (Japan)	9,254,089

		29,387,328

	IT Consulting & Other Services 3.1%
233,971	Appen Ltd. (Australia)	5,711,184
79,256	Aubay (France)	2,913,157
891,944	Avant Corp. (Japan)	8,820,913
284,581	FDM Group Holdings plc (United Kingdom)	3,738,186

		21,183,440

	Life Sciences Tools & Services 1.0%
344,409	Biotage AB* (Sweden)	6,818,305

	Other Diversified Financial Services 2.5%
26,512	Hypoport SE* (Germany)	16,598,850

	Packaged Foods & Meats 2.2%
2,003,120	Vitasoy International Holdings Ltd. (Hong Kong)	7,766,886
445,000	Yihai International Holding Ltd.* (China)	6,941,955

		14,708,841

	Personal Products 0.9%
617,619	Sarantis S.A. (Greece)	6,184,047

Shares		Value

	Property & Casualty Insurance 1.7%
2,966,567	Qualitas Controladora S.A.B. de C.V. (Mexico)	$11,204,035

	Publishing 2.1%
569,927	Future plc (United Kingdom)	14,281,562

	Regional Banks 1.1%
32,993,260	PT Bank BTPN Syariah Tbk (Indonesia)	7,272,708

	Research & Consulting Services 4.1%
124,200	IR Japan Holdings Ltd. (Japan)	15,568,426
206,471	JTC plc (United Kingdom)	1,294,800
655,364	NICE Information Service Co. Ltd. (South Korea)	11,037,383

		27,900,609

	Restaurants 0.0%
630,045	Patisserie Holdings plc* *** §§ (United Kingdom)	8,130

	Semiconductor Equipment 0.6%
289,332	Japan Material Co. Ltd. (Japan)	4,024,558

	Semiconductors 2.9%
242,181	Elmos Semiconductor SE (Germany)	5,920,255
130,715	LEENO Industrial, Inc. (South Korea)	13,766,845

		19,687,100

	Specialized Finance 1.4%
410,900	eGuarantee, Inc. (Japan)	9,331,110

	Systems Software 0.2%
45,139	Unifiedpost Group S.A.* (Belgium)	1,163,781

	Technology Hardware, Storage & Peripherals 0.0%
3,170	MGI Digital Graphic Technology* (France)	144,207

	Thrifts & Mortgage Finance 2.4%
533,136	Aavas Financiers Ltd.* (India)	10,405,474
108,532	Equitable Group, Inc. (Canada)	6,120,437

		16,525,911

	Total Common Stocks (cost $347,082,160)	651,077,330

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.2%

	Repurchase Agreement 3.2%
$21,877,750	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $20,541,300 of United States Treasury Notes 2.625% due 12/31/23; value: $22,315,401; repurchase proceeds: $21,877,750 (cost $21,877,750)	$21,877,750

	Total Short-Term Investments (cost $21,877,750)	21,877,750

	Total Investments (cost $368,959,910) 99.8%§	672,955,080

	Other Assets less Liabilities 0.2%	1,029,628

	NET ASSETS 100.0%	$673,984,708

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 4.23%.

§§The aggregate value of illiquid holdings at September 30, 2020, amounted to approximately $8,130 and represented 0.00% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	3.4
Belgium	0.2
Canada	0.9
China	3.4
Denmark	0.7
Egypt	2.1
France	2.8
Germany	7.1
Greece	0.9
Hong Kong	1.2
India	9.9
Indonesia	1.8
Israel	0.7
Italy	1.6
Japan	27.1
Malaysia	0.1
Mexico	1.7
Norway	2.0
Philippines	1.4
Russia	0.9
Singapore	0.8
South Korea	4.4
Sweden	6.1
Taiwan	5.4
Thailand	1.5
United Kingdom	11.9

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.0%

	Apparel, Accessories & Luxury Goods 2.7%
153	Hermes International (France)	$132,063

	Application Software 13.6%
939	Dassault Systemes SE (France)	175,874
2,710	TeamViewer AG* (Germany)	133,829
1,172	Temenos AG (Switzerland)	157,849
2,788	Xero Ltd.* (New Zealand)	201,188

		668,740

	Asset Management & Custody Banks 3.4%
183	Partners Group Holding AG (Switzerland)	168,406

	Building Products 4.1%
8,709	Assa Abloy AB, Class B (Sweden)	204,309

	Data Processing & Outsourced Services 9.3%
90	Adyen N.V.* (Netherlands)	165,931
2,883	Amadeus IT Group S.A. (Spain)	160,863
1,571	Worldline S.A.* (France)	129,155

		455,949

	Drug Retail 3.7%
1,300	Tsuruha Holdings, Inc. (Japan)	183,786

	Electronic Equipment & Instruments 3.5%
5,707	Halma plc (United Kingdom)	172,686

	Health Care Equipment 6.8%
1,067	Cochlear Ltd. (Australia)	151,319
8,321	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	183,143

		334,462

	Health Care Supplies 6.2%
4,500	Asahi Intecc Co. Ltd. (Japan)	140,805
1,044	Coloplast A/S, Class B (Denmark)	164,988

		305,793

	Health Care Technology 3.3%
2,600	M3, Inc. (Japan)	160,243

	Industrial Machinery 6.3%
5,500	MISUMI Group, Inc. (Japan)	153,060
199	Rational AG (Germany)	156,090

		309,150

	Interactive Media & Services 6.4%
6,500	Kakaku.com, Inc. (Japan)	170,535
1,829	REA Group Ltd. (Australia)	144,063

		314,598

	IT Consulting & Other Services 3.2%
900	Obic Co. Ltd. (Japan)	157,360

Shares		Value

	Leisure Products 2.0%
500	Shimano, Inc. (Japan)	$98,232

	Life Sciences Tools & Services 6.9%
906	ICON plc* (Ireland)	173,128
489	Sartorius Stedim Biotech (France)	168,902

		342,030

	Packaged Foods & Meats 3.0%
38,000	Vitasoy International Holdings Ltd. (Hong Kong)	147,341

	Research & Consulting Services 6.5%
2,117	Intertek Group plc (United Kingdom)	173,024
1,722	Wolters Kluwer N.V. (Netherlands)	147,061

		320,085

	Soft Drinks 2.8%
4,667	Fevertree Drinks plc (United Kingdom)	139,471

	Specialty Chemicals 3.3%
1,485	Chr. Hansen Holding A/S (Denmark)	165,060

	Total Common Stocks (cost $4,002,872)	4,779,764

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$153,091	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $143,800 of United States Treasury Notes 2.625% due 12/31/23; value: $156,220; repurchase proceeds: $153,091 (cost $153,091)	$153,091

	Total Short-Term Investments (cost $153,091)	153,091

	Total Investments (cost $4,155,963) 100.1%	4,932,855

	Liabilities less Other Assets (0.1%)	(2,729)

	NET ASSETS 100.0%	$4,930,126

	*Non-income producing.

	See Notes to Financial Statements.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

At September 30, 2020, Wasatch International Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	6.2
Denmark	6.9
France	12.7
Germany	6.1
Hong Kong	3.1
Ireland	3.6
Japan	22.3
Netherlands	6.5
New Zealand	8.0
Spain	3.4
Sweden	4.3
Switzerland	6.8
United Kingdom	10.1

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.5%

	Alternative Carriers 1.7%
76,862	Bandwidth, Inc., Class A*	$13,417,799

	Apparel Retail 1.7%
502,307	Boot Barn Holdings, Inc.*	14,134,919

	Apparel, Accessories & Luxury Goods 1.2%
434,027	Superior Group of Cos., Inc.	10,082,447

	Application Software 8.6%
128,261	Five9, Inc.*	16,632,886
559,411	Medallia, Inc.*	15,339,050
300,553	Model N, Inc.*	10,603,510
1,170,711	Pexip Holding ASA* (Norway)	10,461,406
424,829	Upland Software, Inc.*	16,016,053

		69,052,905

	Auto Parts & Equipment 1.6%
499,342	XPEL, Inc.*	13,022,839

	Biotechnology 10.6%
381,295	Castle Biosciences, Inc.*	19,617,628
122,792	ChemoCentryx, Inc.*	6,729,001
296,281	Cytokinetics, Inc.*	6,414,484
192,072	Esperion Therapeutics, Inc.*	7,139,316
352,870	Flexion Therapeutics, Inc.*	3,673,377
402,336	Frequency Therapeutics, Inc.*	7,728,874
206,845	Inovio Pharmaceuticals, Inc.*	2,399,402
339,467	MacroGenics, Inc.*	8,551,174
904,735	MEI Pharma, Inc.*	2,822,773
175,317	Nkarta, Inc.*	5,270,029
676,842	Sangamo Therapeutics, Inc.*	6,396,157
112,877	Twist Bioscience Corp.*	8,575,266

		85,317,481

	Building Products 1.1%
149,321	Patrick Industries, Inc.	8,588,944

	Casinos & Gaming 2.1%
172,714	DraftKings, Inc., Class A*	10,162,492
383,747	GAN Ltd.* (United Kingdom)	6,485,324

		16,647,816

	Construction & Engineering 1.7%
776,319	Construction Partners, Inc., Class A*	14,129,006

	Data Processing & Outsourced Services 3.1%
1,013,125	Paysign, Inc.*	5,754,550
338,208	Repay Holdings Corp.*	7,947,888
1,285,437	USA Technologies, Inc.*	11,247,574

		24,950,012

	Electronic Equipment & Instruments 4.1%
304,765	Napco Security Technologies, Inc.*	7,161,978
563,921	nLight, Inc.*	13,240,865
316,771	PAR Technology Corp.*	12,832,393

		33,235,236

Shares		Value

	Financial Exchanges & Data 2.8%
878,249	Open Lending Corp., Class A*	$22,395,350

	Health Care Equipment 3.5%
170,734	AtriCure, Inc.*	6,812,287
1,506,232	GenMark Diagnostics, Inc.*	21,388,494

		28,200,781

	Health Care Facilities 2.8%
400,351	Pennant Group, Inc. (The)*	15,437,535
84,680	U.S. Physical Therapy, Inc.	7,356,998

		22,794,533

	Health Care Services 1.6%
134,083	Addus HomeCare Corp.*	12,672,184

	Health Care Supplies 5.9%
434,984	BioLife Solutions, Inc.*	12,588,437
262,849	OrthoPediatrics Corp.*	12,070,026
340,290	Silk Road Medical, Inc.*	22,870,891

		47,529,354

	Health Care Technology 2.6%
76,554	Inspire Medical Systems, Inc.*	9,879,294
148,160	Simulations Plus, Inc.	11,165,337

		21,044,631

	Home Furnishings 2.8%
919,312	Purple Innovation, Inc.*	22,854,096

	Homebuilding 2.5%
90,357	LGI Homes, Inc.*	10,496,773
356,081	Skyline Champion Corp.*	9,532,288

		20,029,061

	Industrial Machinery 7.3%
250,785	Altra Industrial Motion Corp.	9,271,522
267,227	Helios Technologies, Inc.	9,727,063
137,331	Kadant, Inc.	15,054,224
378,636	Kornit Digital Ltd.* (Israel)	24,562,117

		58,614,926

	Internet & Direct Marketing Retail 1.4%
451,746	1-800-Flowers.com, Inc., Class A*	11,266,545

	Internet Services & Infrastructure 1.0%
1,451,594	Limelight Networks, Inc.*	8,361,181

	Leisure Products 1.4%
662,816	MasterCraft Boat Holdings, Inc.*	11,592,652

	Oil & Gas Equipment & Services 1.2%
301,946	DMC Global, Inc.	9,946,101

	Packaged Foods & Meats 2.5%
178,744	Freshpet, Inc.*	19,956,768

	Paper Packaging 1.3%
255,465	UFP Technologies, Inc.*	10,581,360

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals 7.3%
1,345,719	BioDelivery Sciences International, Inc.*	$5,019,532
2,738,723	Cresco Labs, Inc.* (Canada)	16,392,642
950,896	Green Thumb Industries, Inc.*	12,318,858
11,325,643	IM Cannabis Corp. * §§ ‡‡ (Canada)	10,206,730
349,579	Intra-Cellular Therapies, Inc.*	8,970,197
1,406,025	TerrAscend Corp.* (Canada)	6,092,722

		59,000,681

	Regional Banks 0.9%
351,773	Altabancorp	7,077,673

	Research & Consulting Services 1.8%
230,164	ICF International, Inc.	14,161,991

	Restaurants 1.1%
448,769	Chuy’s Holdings, Inc.*	8,786,897

	Semiconductor Equipment 1.8%
272,006	Nova Measuring Instruments Ltd.* (Israel)	14,182,393

	Semiconductors 0.6%
789,042	NeoPhotonics Corp.*	4,805,266

	Specialized Consumer Services 2.1%
338,683	Collectors Universe, Inc.	16,761,422

	Systems Software 2.8%
92,752	CyberArk Software Ltd.* (Israel)	9,592,412
212,052	Rapid7, Inc.*	12,986,064

		22,578,476

	Trading Companies & Distributors 2.0%
545,086	Transcat, Inc.* ‡‡	15,971,020

	Total Common Stocks (cost $532,960,969)	793,744,746

	WARRANTS 0.1%

	Pharmaceuticals 0.1%
1,897,571	IM Cannabis Corp., 10/10/2021* §§ ‡‡ (Canada)	356,271

	Total Warrants (cost $0)	356,271

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$17,242,065	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $16,126,700 of United States Treasury Notes 2.750% due 2/15/24; value: $17,586,916; repurchase proceeds: $17,242,065 (cost $17,242,065)	$17,242,065

	Total Short-Term Investments (cost $17,242,065)	17,242,065

	Total Investments (cost $550,203,034) 100.7%	811,343,082

	Liabilities less Other Assets (0.7%)	(5,470,203)

	NET ASSETS 100.0%	$805,872,879

	*Non-income producing. ‡‡Affiliated company (see Note 8). §§The aggregate value of illiquid holdings at September 30, 2020, amounted to approximately $10,563,001, and represented 1.31% of net assets.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	4.2
Israel	6.1
Norway	1.3
United Kingdom	0.8
United States	87.6

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Advertising 1.2%
272,000	YouGov plc (United Kingdom)	$2,972,758

	Air Freight & Logistics 1.2%
568,000	Radiant Logistics, Inc.*	2,919,520

	Airlines 0.5%
11,000	Allegiant Travel Co.	1,317,800

	Alternative Carriers 2.0%
14,000	Bandwidth, Inc., Class A*	2,443,980
121,000	Gamma Communications plc (United Kingdom)	2,576,182

		5,020,162

	Application Software 7.3%
91,245	Agilysys, Inc.*	2,204,479
270,000	eGain Corp.*	3,825,900
18,000	Esker S.A. (France)	3,072,757
88,000	Model N, Inc.*	3,104,640
75,000	QAD, Inc., Class A	3,165,000
239,000	SharpSpring, Inc.*	2,664,850

		18,037,626

	Asset Management & Custody Banks 2.8%
648,340	Fiducian Group Ltd. (Australia)	2,600,491
240,000	FinTech Acquisition Corp. III, Class A*	2,474,400
31,000	Hamilton Lane, Inc., Class A	2,002,290

		7,077,181

	Biotechnology 3.0%
88,000	Cytokinetics, Inc.*	1,905,200
27,000	Esperion Therapeutics, Inc.*	1,003,590
66,000	Frequency Therapeutics, Inc.*	1,267,860
43,000	Inovio Pharmaceuticals, Inc.*	498,800
300,000	MEI Pharma, Inc.*	936,000
199,000	Sangamo Therapeutics, Inc.*	1,880,550

		7,492,000

	Building Products 1.0%
45,000	Patrick Industries, Inc.	2,588,400

	Communications Equipment 1.5%
243,000	Digi International, Inc.*	3,798,090

	Construction & Engineering 1.1%
149,000	Construction Partners, Inc., Class A*	2,711,800

	Data Processing & Outsourced Services 3.0%
104,000	I3 Verticals, Inc., Class A*	2,626,000
423,736	Paysign, Inc.*	2,406,820
98,899	Repay Holdings Corp.*	2,324,127

		7,356,947

	Diversified Support Services 0.9%
1,934,000	Johnson Service Group plc (United Kingdom)	2,245,982

Shares		Value

	Education Services 2.0%
222,000	Aspen Group, Inc.*	$2,479,740
99,000	K12, Inc.*	2,607,660

		5,087,400

	Electronic Equipment & Instruments 2.7%
48,000	FARO Technologies, Inc.*	2,927,040
157,000	Napco Security Technologies, Inc.*	3,689,500

		6,616,540

	Electronic Manufacturing Services 1.6%
64,000	Fabrinet*	4,033,920

	Financial Exchanges & Data 2.0%
193,000	Open Lending Corp., Class A*	4,921,500

	Health Care Distributors 2.3%
4,161,922	Ibnsina Pharma S.A.E. (Egypt)	1,903,422
119,017	PetIQ, Inc.*	3,918,040

		5,821,462

	Health Care Equipment 4.5%
45,000	AtriCure, Inc.*	1,795,500
55,000	Cantel Medical Corp.	2,416,700
107,000	Inmode Ltd.* (Israel)	3,871,260
323,371	IRIDEX Corp.*	633,807
67,000	Tactile Systems Technology, Inc.*	2,451,530

		11,168,797

	Health Care Facilities 2.5%
44,000	Ensign Group, Inc. (The)	2,510,640
218,000	Joint Corp. (The)*	3,791,020

		6,301,660

	Health Care Services 2.5%
41,000	Addus HomeCare Corp.*	3,874,910
362,000	Sharps Compliance Corp.*	2,269,740

		6,144,650

	Health Care Supplies 2.8%
91,000	BioLife Solutions, Inc.*	2,633,540
47,000	OrthoPediatrics Corp.*	2,158,240
1,159,000	Surgalign Holdings, Inc.*	2,097,790

		6,889,570

	Health Care Technology 3.2%
62,369	Nexus AG (Germany)	3,363,728
219,000	OptimizeRx Corp.*	4,566,150

		7,929,878

	Heavy Electrical Equipment 1.1%
98,000	TPI Composites, Inc.*	2,838,080

	Home Furnishings 1.1%
103,000	Lovesac Co. (The)*	2,854,130

	Homebuilding 3.5%
22,000	LGI Homes, Inc.*	2,555,740
228,000	Skyline Champion Corp.*	6,103,560

		8,659,300

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 5.2%
21,000	John Bean Technologies Corp.	$1,929,690
22,000	Kadant, Inc.	2,411,640
67,000	Kornit Digital Ltd.* (Israel)	4,346,290
138,000	va-Q-tec AG* (Germany)	4,303,829

		12,991,449

	Insurance Brokers 0.7%
19,000	Goosehead Insurance, Inc., Class A	1,645,210

	Integrated Telecommunication Services 1.5%
277,000	Ooma, Inc.*	3,614,850

	Internet & Direct Marketing Retail 2.0%
620,000	Leaf Group Ltd.*	3,112,400
397,000	Trainline plc* (United Kingdom)	1,859,535

		4,971,935

	Internet Services & Infrastructure 1.0%
35,000	Tucows, Inc., Class A*	2,411,500

	Investment Banking & Brokerage 1.7%
434,000	JDC Group AG* (Germany)	4,192,868

	IT Consulting & Other Services 3.5%
236,000	Avant Corp. (Japan)	2,333,931
49,000	Endava plc ADR* (United Kingdom)	3,094,350
67,000	Virtusa Corp.*	3,293,720

		8,722,001

	Leisure Facilities 0.9%
1,228,000	Gym Group plc (The)* (United Kingdom)	2,161,325

	Leisure Products 1.3%
223,387	Clarus Corp.	3,154,225

	Mortgage REITs 1.0%
217,000	Arbor Realty Trust, Inc.	2,488,990

	Movies & Entertainment 0.8%
1,274,932	Thunderbird Entertainment Group, Inc.* (Canada)	1,953,258

	Office Services & Supplies 0.9%
218,000	Kimball International, Inc., Class B	2,297,720

	Packaged Foods & Meats 1.3%
29,000	Freshpet, Inc.*	3,237,850

	Pharmaceuticals 2.6%
279,798	Green Thumb Industries, Inc.*	3,624,783
85,000	Intra-Cellular Therapies, Inc.*	2,181,100
532,341	Vireo Health International, Inc* (Canada)	553,582

		6,359,465

Shares		Value

	Regional Banks 1.7%
169,000	Esquire Financial Holdings, Inc.*	$2,535,000
60,728	Sound Financial Bancorp, Inc.	1,779,330

		4,314,330

	Research & Consulting Services 2.4%
24,000	IR Japan Holdings Ltd. (Japan)	3,008,391
164,000	Red Violet, Inc.*	3,027,440

		6,035,831

	Semiconductor Equipment 1.5%
71,000	Nova Measuring Instruments Ltd.* (Israel)	3,701,940

	Semiconductors 2.0%
60,000	SiTime Corp.*	5,041,800

	Technology Hardware, Storage & Peripherals 0.8%
42,000	MGI Digital Graphic Technology* (France)	1,910,624

	Thrifts & Mortgage Finance 2.3%
98,000	Axos Financial, Inc.*	2,284,380
366,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	3,329,488

		5,613,868

	Trading Companies & Distributors 3.1%
171,000	Hardwoods Distribution, Inc. (Canada)	3,110,375
22,090	Lawson Products, Inc.*	906,353
150,000	Systemax, Inc.	3,591,000

		7,607,728

	Total Common Stocks (cost $162,140,060)	237,233,920

	CONVERTIBLE PREFERRED STOCKS 0.8%

	Oil & Gas Refining & Marketing 0.8%
674,404	Vertex Energy, Inc., Pfd., 10.00% PIK, Series B* *** †	1,888,331

	Total Convertible Preferred Stocks (cost $1,995,653)	1,888,331

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	$17,685

	Total Limited Liability Company Membership Interest (cost $30,001)	17,685

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	0

	Total Warrants (cost $95,000)	0

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.6%

	Repurchase Agreement 4.6%
$11,437,026	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $9,803,500 of United States Treasury Notes 2.875% due 5/15/28; value: $11,665,785; repurchase proceeds: $11,437,026 (cost $11,437,026)	$11,437,026

	Total Short-Term Investments (cost $11,437,026)	11,437,026

	Total Investments (cost $175,697,740) 100.9%	250,576,962

	Liabilities less Other Assets (0.9%)	(2,296,802)

	NET ASSETS 100.0%	$248,280,160

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2020, amounted to approximately $1,906,016, and represented 0.77% of net assets.

	ADR American Depositary Receipt. PIK Payment In Kind. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	1.0
Canada	2.2
Egypt	0.8
France	2.0
Germany	4.7
Israel	4.8
Japan	2.1
United Kingdom	7.3
United States	75.1

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Aerospace & Defense 1.4%
379,488	HEICO Corp., Class A	$33,645,406

	Airlines 1.3%
275,983	Allegiant Travel Co.	33,062,763

	Apparel Retail 1.6%
1,430,657	Boot Barn Holdings, Inc.*	40,258,688

	Application Software 16.4%
635,946	Five9, Inc.*	82,469,477
434,708	Globant S.A.* (Argentina)	77,908,368
261,180	HubSpot, Inc.*	76,324,631
1,974,319	Medallia, Inc.*	54,135,827
480,709	Paylocity Holding Corp.*	77,596,047
385,809	Zendesk, Inc.*	39,707,462

		408,141,812

	Automotive Retail 1.5%
906,371	Monro, Inc.	36,771,471

	Biotechnology 6.8%
975,808	Atara Biotherapeutics, Inc.*	12,646,472
325,241	ChemoCentryx, Inc.*	17,823,207
948,995	Cytokinetics, Inc.*	20,545,742
609,172	Denali Therapeutics, Inc.*	21,826,633
439,790	Esperion Therapeutics, Inc.*	16,346,994
1,311,016	Flexion Therapeutics, Inc.*	13,647,677
1,092,807	Frequency Therapeutics, Inc.*	20,992,822
1,030,274	Inovio Pharmaceuticals, Inc.*	11,951,178
725,145	MacroGenics, Inc.*	18,266,402
1,474,647	Sangamo Therapeutics, Inc.*	13,935,414

		167,982,541

	Building Products 1.3%
542,452	AAON, Inc.	32,682,733

	Data Processing & Outsourced Services 3.3%
505,577	Euronet Worldwide, Inc.*	46,058,065
1,536,392	Repay Holdings Corp.*	36,105,212

		82,163,277

	Electronic Equipment & Instruments 1.0%
1,090,987	nLight, Inc.*	25,616,375

	Financial Exchanges & Data 0.3%
339,812	Open Lending Corp., Class A*	8,665,206

	General Merchandise Stores 2.0%
556,405	Ollie’s Bargain Outlet Holdings, Inc.*	48,601,977

	Health Care Distributors 1.1%
800,255	PetIQ, Inc.*	26,344,395

	Health Care Equipment 1.2%
50,392	Cantel Medical Corp.	2,214,224
112,393	Insulet Corp.*	26,591,060

		28,805,284

Shares		Value

	Health Care Facilities 4.0%
1,251,280	Ensign Group, Inc. (The)	$71,398,037
695,267	Pennant Group, Inc. (The)*	26,809,495

		98,207,532

	Health Care Supplies 3.7%
514,931	Neogen Corp.*	40,293,351
774,964	Silk Road Medical, Inc.*	52,085,330

		92,378,681

	Health Care Technology 2.1%
411,807	Inspire Medical Systems, Inc.*	53,143,693

	Home Furnishings 1.5%
1,465,890	Purple Innovation, Inc.*	36,442,025

	Home Improvement Retail 3.1%
1,028,580	Floor & Decor Holdings, Inc., Class A*	76,937,784

	Homebuilding 2.9%
619,004	LGI Homes, Inc.*	71,909,695

	Industrial Machinery 8.3%
1,025,872	Barnes Group, Inc.	36,664,665
977,701	Helios Technologies, Inc.	35,588,316
1,281,120	Kornit Digital Ltd.* (Israel)	83,106,255
415,528	RBC Bearings, Inc.*	50,366,149

		205,725,385

	Insurance Brokers 1.3%
379,396	Goosehead Insurance, Inc., Class A	32,851,900

	Leisure Facilities 1.4%
565,737	Planet Fitness, Inc., Class A*	34,860,714

	Leisure Products 1.5%
839,124	YETI Holdings, Inc.*	38,029,100

	Life Sciences Tools & Services 5.4%
340,050	ICON plc* (Ireland)	64,980,155
627,888	Medpace Holdings, Inc.*	70,166,484

		135,146,639

	Managed Health Care 1.9%
896,519	HealthEquity, Inc.*	46,054,181

	Oil & Gas Equipment & Services 0.6%
427,197	DMC Global, Inc.	14,071,869

	Packaged Foods & Meats 3.0%
668,614	Freshpet, Inc.*	74,650,753

	Pharmaceuticals 1.0%
960,172	Intra-Cellular Therapies, Inc.*	24,638,014

	Regional Banks 1.2%
832,677	Pinnacle Financial Partners, Inc.	29,634,974

	Restaurants 0.9%
1,140,058	Chuy’s Holdings, Inc.* ‡‡	22,322,336

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Semiconductors 2.9%
254,957	Monolithic Power Systems, Inc.	$71,288,527

	Specialty Stores 4.2%
425,609	Five Below, Inc.*	54,052,343
1,340,046	National Vision Holdings, Inc.*	51,243,359

		105,295,702

	Systems Software 6.8%
571,654	CyberArk Software Ltd.* (Israel)	59,120,457
310,400	Proofpoint, Inc.*	32,762,720
858,338	Rapid7, Inc.*	52,564,619
201,038	Varonis Systems, Inc.*	23,203,806

		167,651,602

	Trading Companies & Distributors 1.2%
244,226	SiteOne Landscape Supply, Inc.*	29,783,361

	Total Common Stocks (cost $1,523,659,538)	2,433,766,395

	PREFERRED STOCKS 0.4%

	Semiconductor Equipment 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	725,424
161,519	Nanosys, Inc., Series E Pfd.* *** †	188,977

		914,401

	Systems Software 0.4%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	9,217,824

	Total Preferred Stocks (cost $10,184,940)	10,132,225

	LIMITED PARTNERSHIP INTEREST 0.0%

	Asset Management & Custody Banks 0.0%
1	Greenspring Global Partners II-B, L.P.* *** †	149,227
1	Greenspring Global Partners III-B, L.P.* *** †	68,651

		217,878

	Total Limited Partnership Interest (cost $1,148,383)	217,878

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$43,083,458	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $38,739,700 of United States Treasury Notes 2.250%—2.750% due 2/15/24—11/15/27; value: $43,945,162; repurchase proceeds: $43,083,458 (cost $43,083,458)	$43,083,458

	Total Short-Term Investments (cost $43,083,458)	43,083,458

	Total Investments (cost $1,578,076,319) 100.2%	2,487,199,956

	Liabilities less Other Assets (0.2%)	(5,998,026)

	NET ASSETS 100.0%	$2,481,201,930

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2020, amounted to approximately $10,350,103, and represented 0.42% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	3.1
Ireland	2.6
Israel	5.7
United States	88.6

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Advertising 0.9%
3,295,532	National CineMedia, Inc.	$8,947,369

	Aerospace & Defense 1.3%
145,308	HEICO Corp., Class A	12,883,007

	Airlines 1.1%
95,047	Allegiant Travel Co.	11,386,631

	Application Software 3.1%
443,112	Ebix, Inc.	9,128,107
376,544	Medallia, Inc.*	10,324,836
309,435	Upland Software, Inc.*	11,665,700

		31,118,643

	Asset Management & Custody Banks 4.0%
678,394	Artisan Partners Asset Management, Inc., Class A	26,450,582
210,566	Hamilton Lane, Inc., Class A	13,600,458

		40,051,040

	Auto Parts & Equipment 1.1%
120,691	Dorman Products, Inc.*	10,908,053

	Automotive Retail 1.8%
445,715	Monro, Inc.	18,082,658

	Biotechnology 1.5%
167,923	Esperion Therapeutics, Inc.*	6,241,698
95,835	Ligand Pharmaceuticals, Inc.*	9,134,992

		15,376,690

	Building Products 1.0%
142,260	Trex Co., Inc.*	10,185,816

	Commercial Printing 1.5%
201,322	Cimpress plc*	15,131,362

	Commodity Chemicals 3.3%
1,725,660	Valvoline, Inc.	32,856,566

	Construction & Engineering 2.5%
1,382,782	Construction Partners, Inc., Class A*	25,166,632

	Data Processing & Outsourced Services 3.8%
275,348	Euronet Worldwide, Inc.*	25,084,203
535,534	Repay Holdings Corp.*	12,585,049

		37,669,252

	Diversified Banks 0.7%
3,741,795	City Union Bank Ltd. (India)	7,079,894

	Electrical Components & Equipment 1.2%
124,193	Regal Beloit Corp.	11,657,997

Shares		Value

	Electronic Manufacturing Services 5.0%
600,176	Fabrinet*	$37,829,093
437,289	Sanmina Corp.*	11,828,668

		49,657,761

	Financial Exchanges & Data 1.9%
731,976	Open Lending Corp., Class A*	18,665,388

	General Merchandise Stores 0.9%
96,687	Ollie’s Bargain Outlet Holdings, Inc.*	8,445,610

	Health Care Facilities 3.5%
608,910	Ensign Group, Inc. (The)	34,744,405

	Health Care REITs 0.9%
265,827	LTC Properties, Inc.	9,266,729

	Heavy Electrical Equipment 1.2%
354,084	AZZ, Inc.	12,081,346

	Home Furnishings 1.1%
387,069	Lovesac Co. (The)*	10,725,682

	Homebuilding 3.5%
176,623	LGI Homes, Inc.*	20,518,294
522,983	Skyline Champion Corp.*	14,000,255

		34,518,549

	Human Resource & Employment Services 1.2%
162,387	ManpowerGroup, Inc.	11,907,839

	Industrial Machinery 11.4%
808,114	Altra Industrial Motion Corp.	29,875,975
419,604	Barnes Group, Inc.	14,996,647
444,555	Flowserve Corp.	12,131,906
368,040	Helios Technologies, Inc.	13,396,656
396,999	Kadant, Inc.	43,519,030

		113,920,214

	Industrial REITs 2.0%
1,432,439	Monmouth Real Estate Investment Corp.	19,839,280

	Internet & Direct Marketing Retail 1.6%
632,804	1-800-Flowers.com, Inc., Class A*	15,782,132

	Investment Banking & Brokerage 2.0%
566,077	Moelis & Co., Class A	19,891,946

	Leisure Facilities 1.4%
225,039	Planet Fitness, Inc., Class A*	13,866,903

	Leisure Products 1.5%
329,704	YETI Holdings, Inc.*	14,942,185

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 1.7%
89,581	ICON plc* (Ireland)	$17,118,033

	Mortgage REITs 2.3%
2,038,890	Arbor Realty Trust, Inc.	23,386,068

	Oil & Gas Equipment & Services 1.0%
521,618	Cactus, Inc., Class A	10,009,849

	Oil & Gas Exploration & Production 0.9%
1,816,757	Magnolia Oil & Gas Corp., Class A*	9,392,634

	Personal Products 1.2%
234,068	Nu Skin Enterprises, Inc., Class A	11,724,466

	Pharmaceuticals 1.2%
455,070	Intra-Cellular Therapies, Inc.*	11,677,096

	Property & Casualty Insurance 1.0%
312,914	Employers Holdings, Inc.	9,465,649

	Regional Banks 6.6%
769,245	Bank OZK	16,400,303
1,192,953	Boston Private Financial Holdings, Inc.	6,585,101
347,326	Eagle Bancorp, Inc.	9,304,863
596,456	FB Financial Corp.	14,982,975
719,104	Webster Financial Corp.	18,991,537

		66,264,779

	Semiconductor Equipment 2.1%
397,796	Nova Measuring Instruments Ltd.* (Israel)	20,741,083

	Semiconductors 1.5%
843,627	Tower Semiconductor Ltd.* (Israel)	15,370,884

	Specialized Consumer Services 1.0%
239,925	ServiceMaster Global Holdings, Inc.*	9,568,209

	Specialized REITs 2.3%
691,596	National Storage Affiliates Trust	22,622,105

	Specialty Chemicals 3.8%
218,049	Innospec, Inc.	13,806,863
235,205	Minerals Technologies, Inc.	12,018,975
217,470	Sensient Technologies Corp.	12,556,718

		38,382,556

	Technology Hardware, Storage & Peripherals 1.2%
651,583	Xerox Holdings Corp.	12,230,213

Shares		Value

	Thrifts & Mortgage Finance 1.9%
825,483	Axos Financial, Inc.*	$19,242,009

	Trucking 1.1%
272,866	Knight-Swift Transportation Holdings, Inc.	11,105,646

	Total Common Stocks (cost $903,823,426)	985,058,858

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$14,809,933	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $13,309,400 of United States Treasury Notes 2.250% due 11/15/27; value: $15,106,162; repurchase proceeds: $14,809,933 (cost $14,809,933)	$14,809,933

	Total Short-Term Investments (cost $14,809,933)	14,809,933

	Total Investments (cost $918,633,359) 100.2%	999,868,791

	Liabilities less Other Assets (0.2%)	(1,580,273)

	NET ASSETS 100.0%	$998,288,518

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	0.7
Ireland	1.7
Israel	3.6
United States	94.0

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2020

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.1%

	Alternative Carriers 1.8%
214,738	Bandwidth, Inc., Class A*	$37,486,813

	Application Software 14.7%
264,341	Avalara, Inc.*	33,661,183
131,188	DocuSign, Inc.*	28,236,905
273,689	Five9, Inc.*	35,491,990
111,110	Globant S.A.* (Argentina)	19,913,134
130,224	HubSpot, Inc.*	38,055,359
1,014,470	Medallia, Inc.*	27,816,767
220,310	New Relic, Inc.*	12,416,672
250,603	Paylocity Holding Corp.*	40,452,336
2,349,045	Pexip Holding ASA* (Norway)	20,990,930
473,579	Zendesk, Inc.*	48,740,751

		305,776,027

	Automotive Retail 1.0%
424,877	Camping World Holdings, Inc., Class A	12,640,091
183,722	Monro, Inc.	7,453,601

		20,093,692

	Biotechnology 16.1%
1,037,569	Atara Biotherapeutics, Inc.*	13,446,894
981,162	Castle Biosciences, Inc.*	50,480,785
414,123	ChemoCentryx, Inc.*	22,693,940
985,208	Cytokinetics, Inc.*	21,329,753
356,986	Denali Therapeutics, Inc.*	12,790,808
809,880	Esperion Therapeutics, Inc.*	30,103,240
373,966	Exact Sciences Corp.*	38,125,834
1,084,475	Flexion Therapeutics, Inc.*	11,289,385
1,120,938	Frequency Therapeutics, Inc.*	21,533,219
1,318,038	Inovio Pharmaceuticals, Inc.*	15,289,241
267,000	Ligand Pharmaceuticals, Inc.*	25,450,440
883,467	MacroGenics, Inc.*	22,254,534
3,447,274	MEI Pharma, Inc.*	10,755,495
404,525	Nkarta, Inc.*	12,160,022
2,443,267	Sangamo Therapeutics, Inc.*	23,088,873
2,044,034	Selecta Biosciences, Inc.*	5,069,204

		335,861,667

	Building Products 1.4%
395,502	Trex Co., Inc.*	28,317,943

	Commodity Chemicals 1.0%
1,150,346	Valvoline, Inc.	21,902,588

	Data Processing & Outsourced Services 2.4%
1,110,773	Repay Holdings Corp.*	26,103,166
144,848	Square, Inc., Class A*	23,545,042

		49,648,208

	Electronic Equipment & Instruments 1.6%
1,438,238	nLight, Inc.*	33,769,828

	Electronic Manufacturing Services 0.6%
75,925	IPG Photonics Corp.*	12,904,972

Shares		Value

	Financial Exchanges & Data 3.4%
1,685,696	Open Lending Corp., Class A*	$42,985,248
481,969	Tradeweb Markets, Inc., Class A	27,954,202

		70,939,450

	General Merchandise Stores 1.1%
260,399	Ollie’s Bargain Outlet Holdings, Inc.*	22,745,853

	Health Care Equipment 6.0%
653,838	AtriCure, Inc.*	26,088,136
1,703,138	CryoLife, Inc.*	31,456,959
513,406	Glaukos Corp.*	25,423,865
48,411	Insulet Corp.*	11,453,558
271,419	Tandem Diabetes Care, Inc.*	30,806,057

		125,228,575

	Health Care Services 0.5%
931,024	Exagen, Inc.* ‡‡	10,092,300

	Health Care Supplies 4.5%
1,073,575	BioLife Solutions, Inc.*	31,069,260
936,208	Silk Road Medical, Inc.*	62,922,540

		93,991,800

	Health Care Technology 4.5%
362,377	Inspire Medical Systems, Inc.*	46,764,752
367,199	Tabula Rasa HealthCare, Inc.*	14,970,703
110,649	Veeva Systems, Inc., Class A*	31,113,392

		92,848,847

	Heavy Electrical Equipment 0.9%
646,957	TPI Composites, Inc.*	18,735,875

	Home Furnishings 1.9%
1,585,331	Purple Innovation, Inc.*	39,411,329

	Home Improvement Retail 2.5%
695,117	Floor & Decor Holdings, Inc., Class A*	51,994,752

	Homebuilding 2.5%
256,222	LGI Homes, Inc.*	29,765,310
810,306	Skyline Champion Corp.*	21,691,891

		51,457,201

	Industrial Machinery 3.3%
172,703	Barnes Group, Inc.	6,172,405
79,125	John Bean Technologies Corp.	7,270,796
845,954	Kornit Digital Ltd.* (Israel)	54,877,036

		68,320,237

	Industrial REITs 0.6%
938,929	Monmouth Real Estate Investment Corp.	13,004,167

	Insurance Brokers 0.4%
86,876	Goosehead Insurance, Inc., Class A	7,522,593

Wasatch Ultra Growth Fund (WAMCX / WGMCX)

Schedule of Investments (continued)

Shares		Value

	Internet & Direct Marketing Retail 1.3%
3,404,582	Trainline plc* (United Kingdom)	$15,946,952
38,751	Wayfair, Inc., Class A*	11,276,929

		27,223,881

	Internet Services & Infrastructure 0.2%
14,856	Snowflake, Inc., Class A*	3,728,856

	IT Consulting & Other Services 1.3%
415,639	Endava plc ADR* (United Kingdom)	26,247,603

	Life Sciences Tools & Services 1.3%
136,748	ICON plc* (Ireland)	26,131,175

	Managed Health Care 1.3%
543,593	HealthEquity, Inc.*	27,924,372

	Oil & Gas Equipment & Services 0.2%
738,838	Solaris Oilfield Infrastructure, Inc., Class A	4,684,233

	Packaged Foods & Meats 2.4%
442,573	Freshpet, Inc.*	49,413,275

	Pharmaceuticals 2.2%
707,597	BioDelivery Sciences International, Inc.*	2,639,337
1,569,016	Intra-Cellular Therapies, Inc.*	40,260,950
751,410	Optinose, Inc.*	2,930,499

		45,830,786

	Regional Banks 1.8%
678,448	Bank OZK	14,464,511
357,478	Eagle Bancorp, Inc.	9,576,836
376,698	Esquire Financial Holdings, Inc.*	5,650,470
197,467	Pinnacle Financial Partners, Inc.	7,027,851

		36,719,668

	Restaurants 0.4%
440,343	Chuy’s Holdings, Inc.*	8,621,916

	Semiconductor Equipment 0.8%
337,399	Nova Measuring Instruments Ltd.* (Israel)	17,591,984

	Semiconductors 1.6%
111,268	Monolithic Power Systems, Inc.	31,111,645
42,910	NVE Corp.	2,106,023

		33,217,668

	Specialty Chemicals 0.7%
157,944	Balchem Corp.	15,420,073

	Specialty Stores 2.6%
432,349	Five Below, Inc.*	54,908,323

Shares		Value

	Systems Software 1.5%
295,767	Proofpoint, Inc.*	$31,218,207

	Trucking 0.8%
425,618	Knight-Swift Transportation Holdings, Inc.	17,322,653

	Total Common Stocks (cost $1,399,142,423)	1,938,259,390

	PREFERRED STOCKS 0.0%

	Semiconductor Equipment 0.0%
169,492	Nanosys, Inc., Series D Pfd.* *** †	181,356
40,380	Nanosys, Inc., Series E Pfd.* *** †	47,245

		228,601

	Total Preferred Stocks (cost $546,237)	228,601

	LIMITED PARTNERSHIP INTEREST 0.0%

	Asset Management & Custody Banks 0.0%
1	Greenspring Global Partners II-B, L.P.* *** †	134,301
1	Greenspring Global Partners III-B, L.P.* *** †	68,651

		202,952

	Total Limited Partnership Interest (cost $1,037,371)	202,952

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2020

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.0%

	Repurchase Agreement 7.0%
$144,864,879	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $130,187,000 of United States Treasury Notes 2.250% due 11/15/27; value: $147,762,180; repurchase proceeds: $144,864,879 (cost $144,864,879)	$144,864,879

	Total Short-Term Investments (cost $144,864,879)	144,864,879

	Total Investments (cost $1,545,590,910) 100.1%	2,083,555,822

	Liabilities less Other Assets (0.1%)	(1,888,013)

	NET ASSETS 100.0%	$2,081,667,809

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2020, amounted to approximately $431,553, and represented 0.02% of net assets.

‡‡Affiliated company (see Note 8).

	ADR American Depositary Receipt. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2020, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.0
Ireland	1.3
Israel	3.5
Norway	1.0
United Kingdom	2.0
United States	91.2

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2020

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.3%

$68,000,000	U.S. Treasury Bond 1.25%, 5/15/50	$64,642,500
87,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	104,044,758
50,000,000	U.S. Treasury Bond, 2.25%, 8/15/49	59,634,765
25,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	31,020,953
19,000,000	U.S. Treasury Bond, 2.875%, 5/15/49	25,508,242
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	62,200,027
33,000,000	U.S. Treasury Strip, principal only, 0.00%, 8/15/40	25,896,102
96,000,000	U.S. Treasury Strip, principal only, 0.00%, 5/15/44	68,532,214
136,700,000	U.S. Treasury Strip, principal only, 0.00%, 8/15/45	95,058,259

	Total U.S. Government Obligations (cost $442,364,530)	536,537,820

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
8,559,652	Repurchase Agreement dated 9/30/20, 0.00% due 10/1/20 with Fixed Income Clearing Corp. collateralized by $7,467,300 of United States Treasury Notes 2.750% due 2/15/28; value $8,730,905; repurchase proceeds: $8,559,652 (cost $8,559,652)	8,559,652

	Total Short-Term Investments (cost $8,559,652)	8,559,652

	Total Investments (cost $450,924,182) 99.9%	545,097,472

	Other Assets less Liabilities 0.1%	488,983

	NET ASSETS 100.0%	$545,586,455

	See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$1,903,959,566	$206,218,413	$38,395,717
Repurchase agreements	28,439,862	6,008,474	381,249

	$1,932,399,428	$212,226,887	$38,776,966

Investments, at market value
Unaffiliated issuers	$2,703,870,508	$285,292,132	$59,315,499
Repurchase agreements	28,439,862	6,008,474	381,249

	2,732,310,370	291,300,606	59,696,748
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $3, $542,544, $2, $36,984, $833, $0, $95,248, $1,272,977, $259, $215,570, $0, $0, $0, $0 and $0, respectively)	—	—	3
Receivable for investment securities sold	4,100,757	—	55,607
Receivable for security litigation	—	—	—
Capital shares receivable	3,042,674	90,134	25,200
Interest and dividends receivable	565,481	473,443	58,249
Receivable from Investment Advisor	—	—	—
Prepaid expenses and other assets	95,805	30,152	3,994

Total Assets	2,740,115,087	291,894,335	59,839,801

Liabilities:
Payable for securities purchased	5,986,088	1,906,888	662,516
Capital shares payable	911,846	169,641	—
Dividends payable to shareholders	—	—	—
Payable to Advisor	2,198,996	291,230	15,966
Accrued fund administration fees	341,204	41,480	7,470
Accrued expenses and other liabilities	466,387	163,188	83,299
Foreign capital gains taxes payable	62,252	6,925,439	404,465

Total Liabilities	9,966,773	9,497,866	1,173,716

Net Assets	$2,730,148,314	$282,396,469	$58,666,085

Net Assets Consist of:
Capital stock	$350,061	$666,402	$40,108
Paid-in-capital in excess of par	1,718,722,708	223,868,315	41,286,632
Distributable earnings (accumulated loss)	1,011,075,545	57,861,752	17,339,345

Net Assets	$2,730,148,314	$282,396,469	$58,666,085

Net Assets
Investor Class	1,595,919,759	136,415,179	14,984,043
Institutional Class	1,134,228,555	145,981,290	43,682,042

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	20,562,507	32,351,453	1,040,496
Institutional Class	14,443,600	34,288,781	2,970,255

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$77.61	$4.22	$14.40

Institutional Class	$78.53	$4.26	$14.71

[1]	Fund inception date was October 1, 2019.

[2]	See Note 14 for information on revision of prior year financial statements.

See Notes to Financial Statements.

SEPTEMBER 30, 2020

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund[1]	Global Value Fund[2]	International Growth Fund

$220,098,960	$43,560,453	$82,850,423	$10,354,030	$103,694,507	$651,435,776
5,440,477	105,576	720,290	538,556	948,033	40,358,435

$225,539,437	$43,666,029	$83,570,713	$10,892,586	$104,642,540	$691,794,211

$375,794,396	$50,923,734	$139,537,019	$12,833,836	$100,051,108	$1,032,516,881
5,440,477	105,576	720,290	538,556	948,033	40,358,435

381,234,873	51,029,310	140,257,309	13,372,392	100,999,141	1,072,875,316
—	1,653	—	—	69,087	—
542,544	2	36,647	835	—	95,331
1,995,815	—	86,381	—	691,284	1,125,095
—	—	—	—	1,094,160	—
207,907	300	50,448	—	1,813	608,745
490,617	7,787	117,303	2,025	444,344	1,914,579
—	—	—	17,818	—	—
30,516	9,917	15,146	10,593	10,573	67,117

384,502,272	51,048,969	140,563,234	13,403,663	103,310,402	1,076,686,183

5,471,967	—	451,497	—	182,827	6,561,806
112,341	1,202	80,167	—	92,141	371,148
—	—	—	—	16,392	—
520,471	45,505	141,732	—	39,556	1,060,505
63,221	10,888	20,702	1,513	26,786	185,786
184,754	104,059	67,296	29,356	173,472	301,955
4,072,499	427,791	308,687	1,868	7,705	2,033,095

10,425,253	589,445	1,070,081	32,737	538,879	10,514,295

$374,077,019	$50,459,524	$139,493,153	$13,370,926	$102,771,523	$1,066,171,888

$1,234,954	$166,963	$355,324	$10,589	$156,623	$312,115
201,375,057	147,509,933	80,925,117	11,104,214	277,490,512	588,109,944
171,467,008	(97,217,372)	58,212,712	2,256,123	(174,875,612)	477,749,829

$374,077,019	$50,459,524	$139,493,153	$13,370,926	$102,771,523	$1,066,171,888

197,524,373	39,899,347	100,698,057	4,305,710	96,322,701	497,104,209
176,552,646	10,560,177	38,795,096	9,065,216	6,448,822	569,067,679

65,470,101	13,231,796	25,696,289	341,757	14,678,484	14,590,475
58,025,305	3,464,509	9,836,114	717,122	983,776	16,621,012

$3.02	$3.02	$3.92	$12.60	$6.56	$34.07

$3.04	$3.05	$3.94	$12.64	$6.56	$34.24

Wasatch Funds

Statements of Assets and Liabilities (continued)

	International Opportunities Fund	International Select Fund[1]	Micro Cap Fund[2]

Assets:
Investments, at cost
Unaffiliated issuers	$347,082,160	$4,002,872	$513,208,283
Affiliated issuers[3]	—	—	19,752,686
Repurchase agreements	21,877,750	153,091	17,242,065

	$368,959,910	$4,155,963	$550,203,034

Investments, at market value
Unaffiliated issuers	$651,077,330	$4,779,764	$767,566,996
Affiliated issuers[3]	—	—	26,534,021
Repurchase agreements	21,877,750	153,091	17,242,065

	672,955,080	4,932,855	811,343,082
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $3, $542,544, $2, $36,984, $833, $0, $95,248, $1,272,977, $259, $215,570, $0, $0, $0, $0 and $0, respectively)	1,273,135	260	215,570
Receivable for investment securities sold	1,221,081	—	1,732
Capital shares receivable	378,213	—	672,057
Interest and dividends receivable	647,451	4,831	42,254
Receivable from Investment Advisor	—	7,550	—
Prepaid expenses and other assets	25,352	10,728	40,624

Total Assets	676,500,312	4,956,224	812,315,319

Liabilities:
Payable for securities purchased	427,694	—	4,702,556
Capital shares payable	264,841	—	572,287
Dividends payable to shareholders	—	—	—
Payable to Advisor	948,686	—	954,622
Accrued fund administration fees	87,051	—	88,377
Accrued expenses and other liabilities	208,463	26,098	124,598
Foreign capital gains taxes payable	578,869	—	—

Total Liabilities	2,515,604	26,098	6,442,440

Net Assets	$673,984,708	$4,930,126	$805,872,879

Net Assets Consist of:
Capital stock	$1,435,872	$3,899	$842,810
Paid-in-capital in excess of par	365,375,210	4,240,071	495,360,779
Distributable earnings (accumulated loss)	307,173,626	686,156	309,669,290

Net Assets	$673,984,708	$4,930,126	$805,872,879

Net Assets
Investor Class	129,071,018	2,860,859	746,749,317
Institutional Class	544,913,690	2,069,267	59,123,562

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	27,795,325	226,835	78,092,126
Institutional Class	115,791,896	163,064	6,188,867

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$4.64	$12.61	$9.56

Institutional Class	$4.71	$12.69	$9.55

[1]	Fund inception date was October 1, 2019.

[2]	Institutional class inception date was January 31, 2020.

[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2020

Micro Cap Value Fund[2]	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund[2]	U.S. Treasury Fund

$164,260,714	$1,505,486,082	$903,823,426	$1,386,566,008	$442,364,530
—	29,506,779	—	14,160,023	—
11,437,026	43,083,458	14,809,933	144,864,879	8,559,652

$175,697,740	$1,578,076,319	$918,633,359	$1,545,590,910	$450,924,182

$239,139,936	$2,421,794,162	$985,058,858	$1,928,598,643	$536,537,820
—	22,322,336	—	10,092,300	—
11,437,026	43,083,458	14,809,933	144,864,879	8,559,652

250,576,962	2,487,199,956	999,868,791	2,083,555,822	545,097,472
—	—	2,416,321	—	—
—	—	—	—	—
1,088,596	2,438,475	1,780,084	—	—
15,177	881,230	870,158	3,257,288	504,750
104,320	190,043	409,186	68,157	1,178,415
—	—	—	—	—
62,718	100,333	75,325	153,604	33,661

251,847,773	2,490,810,037	1,005,419,865	2,087,034,871	546,814,298

348,254	5,344,944	5,571,600	—	—
2,791,114	1,666,136	508,934	3,343,584	795,562
—	—	—	—	77,115
300,572	1,991,376	808,736	1,640,084	224,427
23,333	307,951	117,000	116,533	42,249
104,340	297,700	125,077	266,861	88,490
—	—	—	—	—

3,567,613	9,608,107	7,131,347	5,367,062	1,227,843

$248,280,160	$2,481,201,930	$998,288,518	$2,081,667,809	$545,586,455

$679,999	$528,952	$1,422,339	$526,172	$243,390
152,477,033	1,405,432,901	982,155,231	1,475,638,335	465,208,194
95,123,128	1,075,240,077	14,710,948	605,503,302	80,134,871

$248,280,160	$2,481,201,930	$998,288,518	$2,081,667,809	$545,586,455

222,962,991	1,247,871,154	525,957,147	1,733,280,138	545,586,455
25,317,169	1,233,330,776	472,331,371	348,387,671	—

61,084,608	26,756,682	75,214,778	43,814,073	24,338,951
6,915,258	26,138,478	67,019,116	8,803,148	—

$3.65	$46.64	$6.99	$39.56	$22.42

$3.66	$47.18	$7.05	$39.58	$—

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$14,315	$1,218	$—
Dividends[2]
Unaffiliated issuers	16,380,878	2,046,481	386,739

Total investment income	16,395,193	2,047,699	386,739

Expenses:
Investment advisory fees	24,418,785	3,399,335	475,524
Shareholder servicing fees — Investor Class	1,724,512	266,150	32,346
Shareholder servicing fees — Institutional Class	27,789	1,887	2,809
Fund administration fees	458,889	56,521	10,334
Fund accounting fees	263,338	51,247	26,945
Reports to shareholders — Investor Class	179,548	56,497	14,744
Reports to shareholders — Institutional Class	130,214	4,612	3,363
Custody fees	12,921	140,872	23,813
Federal and state registration fees — Investor Class	63,032	22,045	6,417
Federal and state registration fees — Institutional Class	57,838	24,542	8,217
Legal fees	161,737	18,768	3,396
Trustees’ fees	322,596	37,633	6,031
Interest	71,644	32,923	4,187
Audit fees	41,896	41,896	41,896
Other expenses	126,718	79,062	54,697

Total expenses before reimbursement	28,061,457	4,233,990	714,719
Reimbursement of expenses by Advisor	(287,305)	—	(104,959)

Net Expenses	27,774,152	4,233,990	609,760

Net Investment Income (Loss)	(11,378,959)	(2,186,291)	(223,021)

Realized Gain (Loss):
Investments sold	267,022,182	(8,836,104)	1,861,070
Foreign currency transactions	3,210	(583,598)	(22,478)
Foreign capital gains taxes	(13,756)	(622,036)	(74,871)

Net realized gain (loss)	267,011,636	(10,041,738)	1,763,721

Change in Unrealized Appreciation (Depreciation):
Investments	152,933,445	8,456,943	10,415,568
Foreign currency translations	—	10,455	416
Deferred foreign capital gains taxes	945,033	(1,070,702)	67,784

Net change in unrealized appreciation (depreciation)	153,878,478	7,396,696	10,483,768

Net gain (loss) on investments	420,890,114	(2,645,042)	12,247,489

Net Increase (Decrease) in Net Assets Resulting from Operations	$409,511,155	$(4,831,333)	$12,024,468

[1]	Fund inception date was October 1, 2019.

[2]	Net of $0, $171,971, $41,141, $421,343, $48,682, $45,802, $6,099 $260,433 and $1,119,704 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2020

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund[1]	Global Value Fund	International Growth Fund

$27,857	$340	$11,285	$39	$2,823	$11,837

3,341,282	551,807	624,638	48,008	3,926,930	10,433,630

3,369,139	552,147	635,923	48,047	3,929,753	10,445,467

5,978,112	895,894	1,576,803	75,873	1,124,896	13,435,526
256,601	104,020	111,795	26,503	212,897	536,871
1,652	509	1,004	8,168	1,705	8,280
76,400	11,864	26,668	1,967	26,703	225,394
64,771	27,863	39,479	16,913	33,033	152,814
48,211	27,997	23,640	14,840	45,970	82,065
16,447	—	1,781	5,927	1,528	28,609
131,391	63,407	17,116	7,903	15,070	177,475
17,656	14,366	12,191	21,054	12,543	33,202
23,485	12,369	14,534	21,258	10,172	61,765
31,820	5,149	8,768	34,774	13,162	95,198
50,213	7,850	17,033	866	18,792	151,889
27,299	2,536	5,633	569	3,241	36,945
41,896	41,896	41,896	41,681	94,028	47,411
59,376	47,331	15,808	20,153	19,232	72,415

6,825,330	1,263,051	1,914,149	298,449	1,632,972	15,145,859
(4,564)	(120,327)	(31,005)	(202,753)	(265,804)	(22,008)

6,820,766	1,142,724	1,883,144	95,696	1,367,168	15,123,851

(3,451,627)	(590,577)	(1,247,221)	(47,649)	2,562,585	(4,678,384)

29,211,502	3,408,571	4,334,942	(157,557)	(6,561,673)	112,340,123
(265,554)	(50,531)	165	(16,476)	(33,943)	(134,817)
(122,891)	(80,572)	(26,870)	(138)	—	(305,325)

28,823,057	3,277,468	4,308,237	(174,171)	(6,595,616)	111,899,981

41,580,200	2,029,647	22,295,886	2,479,806	(13,356,975)	83,079,561
50,703	3,442	1,660	5	17,063	77,493
(1,131,354)	6,542	20,322	(1,868)	(7,705)	(841,789)

40,499,549	2,039,631	22,317,868	2,477,943	(13,347,617)	82,315,265

69,322,606	5,317,099	26,626,105	2,303,772	(19,943,233)	194,215,246

$65,870,979	$4,726,522	$25,378,884	$2,256,123	$(17,380,648)	$189,536,862

Wasatch Funds

Statements of Operations (continued)

	International Opportunities Fund	International Select Fund[1]	Micro Cap Fund[2]

Investment Income:
Interest	$10,692	$31	$12,124
Dividends[3]
Unaffiliated issuers	4,715,379	23,573	1,059,821

Total investment income	4,726,071	23,604	1,071,945

Expenses:
Investment advisory fees	9,661,959	25,606	9,003,400
Shareholder servicing fees — Investor Class	169,625	24,774	434,645
Shareholder servicing fees — Institutional Class	238,669	9,815	1,314
Fund administration fees	112,038	700	113,806
Fund accounting fees	92,886	18,841	78,760
Reports to shareholders — Investor Class	35,538	11,947	52,861
Reports to shareholders — Institutional Class	65,894	6,712	1,917
Custody fees	123,866	9,176	5,594
Federal and state registration fees — Investor Class	11,538	21,234	39,660
Federal and state registration fees — Institutional Class	25,046	21,829	1,528
Legal fees	49,934	33,942	37,149
Trustees’ fees	71,729	328	67,772
Interest	14,291	152	15,125
Audit fees	41,896	41,681	39,297
Other expenses	38,767	6,156	38,722

Total expenses before reimbursement	10,753,676	232,893	9,931,550
Reimbursement of expenses by Advisor	—	(196,692)	(4,073)

Net Expenses	10,753,676	36,201	9,927,477

Net Investment Income (Loss)	(6,027,605)	(12,597)	(8,855,532)

Realized Gain (Loss):
Investments sold	11,951,337	(68,963)	71,967,521
Investments in affiliates	—	—	25,007
Foreign currency transactions	(61,942)	(12,468)	(41,830)
Foreign capital gains taxes	—	—	(201,149)

Net realized gain (loss)	11,889,395	(81,431)	71,749,549

Change in Unrealized Appreciation (Depreciation):
Investments	165,361,090	776,892	149,497,109
Investments in affiliates	—	—	9,595,398
Foreign currency translations	27,693	29	(1,195)
Deferred foreign capital gains taxes	130,388	—	168,978

Net change in unrealized appreciation (depreciation)	165,519,171	776,921	159,260,290

Net gain (loss) on investments	177,408,566	695,490	231,009,839

Net Increase (Decrease) in Net Assets Resulting from Operations	$171,380,961	$682,893	$222,154,307

[1]	Fund inception date was October 1, 2019.

[2]	Institutional class inception date was January 31, 2020.

[3]	Net of $555,457, $3,229, $9, $30,609, $(1,416), $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2020

Micro Cap Value Fund[2]	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund[2]	U.S. Treasury Fund

$25,710	$394,325	$15,490	$46,924	$9,014,537

1,702,492	5,092,480	11,891,234	2,528,847	—

1,728,202	5,486,805	11,906,724	2,575,771	9,014,537

3,564,265	20,146,796	8,334,572	11,219,985	2,181,873
265,753	947,607	500,919	1,308,315	352,061
1,197	14,033	4,536	1,280	—
37,614	389,283	158,117	168,860	66,665
43,066	226,232	101,036	108,866	40,150
46,442	99,359	75,249	103,720	44,508
1,902	157,342	27,942	2,803	—
28,887	19,553	4,860	16,527	1,432
26,461	45,447	41,513	96,913	35,943
481	64,827	43,688	3,933	—
22,929	126,101	41,029	35,665	24,009
30,355	254,418	112,377	109,629	54,505
6,013	50,826	23,007	26,165	11,396
39,297	41,896	41,896	39,297	39,297
25,176	95,292	45,550	45,799	18,965

4,139,838	22,679,012	9,556,291	13,287,757	2,870,804
(12,332)	(306,012)	(123,421)	(11,370)	—

4,127,506	22,373,000	9,432,870	13,276,387	2,870,804

(2,399,304)	(16,886,195)	2,473,854	(10,700,616)	6,143,733

24,304,279	191,851,106	(59,214,340)	82,068,877	5,952,590
—	—	—	(211,936)	—
(3,073)	8,208	(34,246)	19,175	—
(16,410)	—	—	(10,939)	—

24,284,796	191,859,314	(59,248,586)	81,865,177	5,952,590

25,684,426	440,400,232	(16,107,490)	486,468,803	51,081,119
—	(7,184,443)	—	(4,067,723)	—
1,694	820	—	348	—
95,153	—	145,879	255,086	—

25,781,273	433,216,609	(15,961,611)	482,656,514	51,081,119

50,066,069	625,075,923	(75,210,197)	564,521,691	57,033,709

$47,666,765	$608,189,728	$(72,736,343)	$553,821,075	$63,177,442

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(11,378,959)	$(11,786,255)	$(2,186,291)	$(2,348,420)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	267,011,636	215,644,009	(10,041,738)	411,045
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	153,878,478	(216,536,421)	7,396,696	36,867,160

Net increase (decrease) in net assets resulting from operations	409,511,155	(12,678,667)	(4,831,333)	34,929,785

Distributions to shareholders from distributable earnings
Investor Class	(149,403,088)	(115,894,672)	(641,437)	(12,103,683)
Institutional Class	(93,662,303)	(56,240,911)	(372,918)	(3,516,107)

Capital share transactions:
Investor Class
Shares sold	300,231,603	189,187,622	49,187,928	65,709,960
Shares issued to holders in reinvestment of dividends	145,016,231	112,651,644	638,968	12,002,230
Shares redeemed	(366,379,267)	(308,539,799)	(93,141,751)	(87,395,827)
Redemption fees	86,545	117,547	46,810	76,280

Net increase (decrease)	78,955,112	(6,582,986)	(43,268,045)	(9,607,357)

Institutional Class
Shares sold	440,775,070	325,369,900	80,901,116	54,672,753
Shares issued to holders in reinvestment of dividends	89,581,586	53,665,284	372,838	3,516,108
Shares redeemed	(331,456,790)	(201,747,911)	(29,618,917)	(15,244,042)
Redemption fees	66,478	34,892	17,127	193

Net increase (decrease)	198,966,344	177,322,165	51,672,164	42,945,012

Total increase (decrease) in net assets	444,367,220	(14,075,071)	2,558,431	52,647,650

Net assets:
Beginning of period	2,285,781,094	2,299,856,165	279,838,038	227,190,388

End of period	$2,730,148,314	$2,285,781,094	$282,396,469	$279,838,038

Capital share transactions — shares:
Investor Class
Shares sold	4,313,782	2,666,806	12,159,532	16,292,452
Shares issued to holders in reinvestment of dividends	2,011,879	1,925,011	143,266	3,030,866
Shares redeemed	(5,387,481)	(4,433,956)	(24,079,210)	(22,008,586)

Net increase (decrease) in shares outstanding	938,180	157,861	(11,776,412)	(2,685,268)

Institutional Class
Shares sold	6,308,855	4,595,902	20,515,166	13,743,037
Shares issued to holders in reinvestment of dividends	1,229,841	909,581	83,038	881,230
Shares redeemed	(4,601,085)	(2,848,564)	(7,831,162)	(3,796,046)

Net increase (decrease) in shares outstanding	2,937,611	2,656,919	12,767,042	10,828,221

See Notes to Financial Statements.

SEPTEMBER 30, 2020

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$(223,021)	$(100,282)	$(3,451,627)	$(3,225,668)	$(590,577)	$553,025
1,763,721	(12,717)	28,823,057	19,514,955	3,277,468	(81,296)
10,483,768	3,983,601	40,499,549	3,745,786	2,039,631	4,525,461

12,024,468	3,870,602	65,870,979	20,035,073	4,726,522	4,997,190

—	—	(11,627,154)	(26,880,563)	—	—
—	—	(10,395,643)	(22,096,890)	—	—

4,233,619	1,051,049	29,769,453	26,627,101	3,402,404	3,387,642
—	—	11,005,252	25,451,093	—	—
(1,976,142)	(5,608,056)	(56,935,590)	(130,410,766)	(10,813,720)	(20,744,583)
5,058	3,152	11,864	3,897	8,614	7,717

2,262,535	(4,553,855)	(16,149,021)	(78,328,675)	(7,402,702)	(17,349,224)

8,078,012	4,503,557	37,383,900	69,254,821	1,168,124	920,083
—	—	9,521,929	20,773,470	—	—
(7,846,119)	(3,409,102)	(65,995,973)	(143,750,216)	(8,278,645)	(6,315,306)
540	315	13,541	15,117	1,272	—

232,433	1,094,770	(19,076,603)	(53,706,808)	(7,109,249)	(5,395,223)

14,519,436	411,517	8,622,558	(160,977,863)	(9,785,429)	(17,747,257)

44,146,649	43,735,132	365,454,461	526,432,324	60,244,953	77,992,210

$58,666,085	$44,146,649	$374,077,019	$365,454,461	$50,459,524	$60,244,953

346,285	102,864	10,864,214	10,680,727	1,305,878	1,324,685
—	—	4,001,910	11,162,760	—	—
(168,675)	(540,323)	(21,953,707)	(52,036,343)	(4,053,476)	(8,208,619)

177,610	(437,459)	(7,087,583)	(30,192,856)	(2,747,598)	(6,883,934)

666,834	419,680	13,643,138	27,208,564	412,481	362,002
—	—	3,437,519	9,071,384	—	—
(676,956)	(300,531)	(24,611,629)	(57,064,550)	(2,901,120)	(2,551,687)

(10,122)	119,149	(7,530,972)	(20,784,602)	(2,488,639)	(2,189,685)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020[1]

Operations:
Net investment income (loss)	$(1,247,221)	$(1,068,879)	$(47,649)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	4,308,237	9,825,436	(174,171)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	22,317,868	(8,613,376)	2,477,943

Net increase (decrease) in net assets resulting from operations	25,378,884	143,181	2,256,123

Distributions to shareholders from distributable earnings
Investor Class	(8,871,843)	(13,508,893)	—
Institutional Class	(1,711,832)	(2,069,212)	—

Capital share transactions:
Investor Class
Shares sold	17,857,634	18,263,643	4,723,784
Shares issued to holders in reinvestment of dividends	8,792,560	13,261,385	—
Shares redeemed	(41,451,598)	(24,803,012)	(1,063,555)
Redemption fees	12,387	5,927	2,117

Net increase (decrease)	(14,789,017)	6,727,943	3,662,346

Institutional Class
Shares sold	21,541,722	7,653,936	9,431,467
Shares issued to holders in reinvestment of dividends	1,626,534	1,897,942	—
Shares redeemed	(6,453,459)	(4,830,069)	(1,979,132)
Redemption fees	2,084	2,232	122

Net increase (decrease)	16,716,881	4,724,041	7,452,457

Total increase (decrease) in net assets	16,723,073	(3,982,940)	13,370,926

Net assets:
Beginning of period	122,770,080	126,753,020	—

End of period	$139,493,153	$122,770,080	$13,370,926

Capital share transactions — shares:
Investor Class
Shares sold	5,250,318	5,400,753	438,061
Shares issued to holders in reinvestment of dividends	2,541,202	4,736,209	—
Shares redeemed	(12,067,930)	(7,290,883)	(96,304)

Net increase (decrease) in shares outstanding	(4,276,410)	2,846,079	341,757

Institutional Class
Shares sold	5,824,322	2,341,370	909,171
Shares issued to holders in reinvestment of dividends	468,742	675,424	—
Shares redeemed	(1,940,154)	(1,410,992)	(192,049)

Net increase (decrease) in shares outstanding	4,352,910	1,605,802	717,122

[1]	Fund inception date was October 1, 2019.

See Notes to Financial Statements.

SEPTEMBER 30, 2020

Global Value Fund		International Growth Fund		International Opportunities Fund
Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$2,562,585	$3,930,311	$(4,678,384)	$(2,330,095)	$(6,027,605)	$(4,015,942)
(6,595,616)	5,362,420	111,899,981	35,546,556	11,889,395	19,328,327
(13,347,617)	(13,287,556)	82,315,265	(200,457,253)	165,519,171	(19,771,713)

(17,380,648)	(3,994,825)	189,536,862	(167,240,792)	171,380,961	(4,459,328)

(4,249,075)	(26,014,674)	(14,384,249)	(85,858,576)	(3,279,205)	(5,015,701)
(273,749)	(1,351,568)	(16,077,813)	(85,816,934)	(9,208,298)	(6,283,811)

2,404,272	5,167,863	38,419,767	91,035,974	11,153,760	13,999,031
4,138,782	25,699,903	12,847,729	79,082,009	3,145,044	4,816,572
(36,447,748)	(47,130,370)	(178,985,286)	(210,507,702)	(50,837,678)	(109,687,557)
2,711	4,784	22,305	11,574	2,714	259

(29,901,983)	(16,257,820)	(127,695,485)	(40,378,145)	(36,536,160)	(90,871,695)

2,380,179	1,335,472	149,586,508	208,768,921	161,755,041	134,483,838
272,181	1,324,616	15,159,166	80,888,827	6,000,461	4,723,790
(2,757,736)	(2,784,876)	(269,336,480)	(336,838,011)	(125,211,452)	(56,333,268)
371	48	52,102	17,266	2,900	2,902

(105,005)	(124,740)	(104,538,704)	(47,162,997)	42,546,950	82,877,262

(51,910,460)	(47,743,627)	(73,159,389)	(426,457,444)	164,904,248	(23,753,273)

154,681,983	202,425,610	1,139,331,277	1,565,788,721	509,080,460	532,833,733

$102,771,523	$154,681,983	$1,066,171,888	$1,139,331,277	$673,984,708	$509,080,460

346,672	657,457	1,297,642	3,254,697	2,967,711	4,249,540
577,686	3,590,285	417,405	3,267,852	854,632	1,684,116
(5,196,115)	(6,045,374)	(6,396,738)	(7,514,820)	(13,451,519)	(35,750,861)

(4,271,757)	(1,797,632)	(4,681,691)	(992,271)	(9,629,176)	(29,817,205)

335,696	167,348	5,139,067	7,461,278	42,670,160	39,730,459
38,237	185,078	490,429	3,332,872	1,613,027	1,628,893
(422,343)	(356,260)	(10,024,153)	(11,839,348)	(33,548,262)	(17,169,665)

(48,410)	(3,834)	(4,394,657)	(1,045,198)	10,734,925	24,189,687

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Select Fund	Micro Cap Fund
	Year Ended September 30, 2020[1]	Year Ended September 30, 2020[2]	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(12,597)	$(8,855,532)	$(5,839,436)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(81,431)	71,749,549	55,047,174
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	776,921	159,260,290	(60,370,211)

Net increase (decrease) in net assets resulting from operations	682,893	222,154,307	(11,162,473)

Distributions to shareholders from distributable earnings
Investor Class	—	(56,926,728)	(87,356,742)
Institutional Class	—	—	—

Capital share transactions:
Investor Class
Shares sold	3,068,305	232,967,630	101,288,047
Shares issued to holders in reinvestment of dividends	—	53,969,369	82,402,243
Shares redeemed	(640,960)	(166,371,042)	(107,977,732)
Redemption fees	2,330	208,712	183,961

Net increase (decrease)	2,429,675	120,774,669	75,896,519

Institutional Class
Shares sold	2,471,590	50,341,604	—
Shares issued to holders in reinvestment of dividends	—	—	—
Shares redeemed	(659,210)	(3,988,022)	—
Redemption fees	5,178	11,662	—

Net increase	1,817,558	46,365,244	—

Total increase (decrease) in net assets	4,930,126	332,367,492	(22,622,696)

Net assets:
Beginning of period	—	473,505,387	496,128,083

End of period	$4,930,126	$805,872,879	$473,505,387

Capital share transactions — shares:
Investor Class
Shares sold	283,704	29,949,457	13,494,255
Shares issued to holders in reinvestment of dividends	—	7,332,795	14,256,443
Shares redeemed	(56,869)	(22,790,341)	(14,460,006)

Net increase (decrease) in shares outstanding	226,835	14,491,911	13,290,692

Institutional Class
Shares sold	224,263	6,663,273	—
Shares issued to holders in reinvestment of dividends	—	—	—
Shares redeemed	(61,199)	(474,406)	—

Net increase in shares outstanding	163,064	6,188,867	—

[1]	Fund inception date was October 1, 2019.

[2]	Institutional class inception date was January 31, 2020.

See Notes to Financial Statements.

SEPTEMBER 30, 2020

Micro Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
Year Ended September 30, 2020[2]	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

$(2,399,304)	$(2,283,385)	$(16,886,195)	$(12,773,288)	$2,473,854	$3,208,817
24,284,796	21,624,333	191,859,314	288,451,840	(59,248,586)	605,596
5,781,273	(33,197,979)	433,216,609	(270,686,501)	(15,961,611)	(9,729,926)

47,666,765	(13,857,031)	608,189,728	4,992,051	(72,736,343)	(5,915,513)

(22,300,292)	(26,873,692)	(142,862,943)	(254,160,201)	(5,460,620)	(24,527,924)
—	—	(122,088,144)	(160,748,953)	(5,195,933)	(7,190,903)

23,219,509	36,404,994	194,535,268	86,238,800	260,086,350	172,350,782
21,926,724	26,433,514	138,509,163	244,434,466	5,350,153	23,919,067
(93,886,619)	(56,224,461)	(236,107,117)	(266,135,679)	(136,954,752)	(58,961,428)
19,268	16,557	57,812	31,675	52,908	28,941

(48,721,118)	6,630,604	96,995,126	64,569,262	128,534,659	137,337,362

23,678,349	—	475,702,556	206,555,979	230,400,086	307,998,467
—	—	115,509,794	150,566,964	5,117,346	6,896,928
(1,567,206)	—	(241,973,147)	(205,138,374)	(105,372,734)	(30,806,582)
795	—	70,515	29,207	52,293	3,117

22,111,938	—	349,309,718	152,013,776	130,196,991	284,091,930

(1,242,707)	(34,100,119)	789,543,485	(193,334,065)	175,338,754	383,794,952

249,522,867	283,622,986	1,691,658,445	1,884,992,510	822,949,764	439,154,812

$248,280,160	$249,522,867	$2,481,201,930	$1,691,658,445	$998,288,518	$822,949,764

7,646,773	11,499,085	4,956,735	2,157,282	36,261,490	23,179,792
6,830,755	9,863,251	3,578,123	7,801,930	662,968	3,662,950
(31,059,309)	(17,766,372)	(6,107,294)	(6,802,853)	(21,407,115)	(7,841,265)

(16,581,781)	3,595,964	2,427,564	3,156,359	15,517,343	19,001,477

7,418,609	—	11,769,214	5,108,334	34,517,402	40,388,583
—	—	2,951,950	4,766,286	630,215	1,049,761
(503,351)	—	(6,139,142)	(5,161,091)	(16,166,230)	(4,104,717)

6,915,258	—	8,582,022	4,713,529	18,981,387	37,333,627

Wasatch Funds	SEPTEMBER 30, 2020

Statements of Changes in Net Assets (continued)

	Ultra Growth Fund		U.S. Treasury Fund
	Year Ended September 30, 2020[2]	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(10,700,616)	$(4,333,950)	$6,143,733	$6,654,738
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	81,865,177	16,498,858	5,952,590	(3,118,076)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	482,656,514	(11,443,749)	51,081,119	80,540,022

Net increase in net assets resulting from operations	553,821,075	721,159	63,177,442	84,076,684

Distributions to shareholder from distributable earnings
Investor Class	(14,642,656)	(18,922,846)	(6,196,484)	(6,645,318)
Institutional Class	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	1,071,172,841	531,592,985	321,867,445	186,910,235
Shares issued to holders in reinvestment of dividends	13,973,397	17,633,875	5,880,234	6,204,428
Shares redeemed	(464,495,265)	(205,793,858)	(219,546,431)	(194,165,022)
Redemption fees	608,786	360,528	760,303	157,515

Net increase (decrease)	621,259,759	343,793,530	108,961,551	(892,844)

Institutional Class
Shares sold	309,234,258	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(11,167,045)	—	—	—
Redemption fees	8,626	—	—	—

Net increase	298,075,839	—	—	—

Total increase in net assets	1,458,514,017	325,591,843	165,942,509	76,538,522

Net assets:
Beginning of period	623,153,792	297,561,949	379,643,946	303,105,424

End of period	$2,081,667,809	$623,153,792	$545,586,455	$379,643,946

Capital share transactions — shares:
Investor Class
Shares sold	33,985,094	21,348,607	14,604,656	11,232,700
Shares issued to holders in reinvestment of dividends	508,678	869,520	276,978	360,102
Shares redeemed	(15,312,466)	(8,334,761)	(10,255,060)	(11,737,556)

Net increase in shares outstanding	19,181,306	13,883,366	4,626,574	(144,754)

Institutional Class
Shares sold	9,111,555	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(308,407)	—	—	—

Net increase in shares outstanding	8,803,148	—	—	—

[2]	Institutional class inception date was January 31, 2020.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—		(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—		(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—		(0.09)	(0.09)
Year ended 9/30/16[11]	$57.83	(0.30)	6.09	5.79	—	[4]	—		(6.72)	(6.72)
Core Growth Fund — Institutional Class
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—		(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—		(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)		(0.09)	(0.12)
Year ended 9/30/16[11]	$57.99	(0.14)	6.03	5.89	—	[4]	—		(6.72)	(6.72)
Emerging India Fund — Investor Class
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—		(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [12]	0.70	0.72	—	[4]	—		(0.03)	(0.03)
Year ended 9/30/16[11]	$3.07	(0.03)	0.39	0.36	—	[4]	—		(0.04)	(0.04)
Emerging India Fund — Institutional Class
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—		(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [12]	0.71	0.73	—	[4]	—		(0.03)	(0.03)
Period ended 9/30/169 11	$2.82	(0.01)	0.59	0.58	—		—		—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—		—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—		—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—		—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—		—	—
Year ended 9/30/16[11]	$8.35	(0.05)	0.93	0.88	—	[4]	—		—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—		—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—		—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—		—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—		—	—
Year ended 9/30/16[11]	$8.41	0.04	0.87	0.91	—		—		—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—		(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—		—	—
Year ended 9/30/16[11]	$2.39	(0.04)	0.32	0.28	—	[4]	—	[4]	—	— [4]
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—		(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—		—	—
Period ended 9/30/169 11	$2.31	(—)[4]	0.36	0.36	—		—		—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%

$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%

$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%

$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%

$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%

$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%

$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	8%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[11]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/169 11	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[11]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Global Opportunities Fund — Institutional Class
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/169 11	$3.09	— [4]	0.43	0.43	—		—	—	—
Global Select Fund — Investor Class
Year ended 9/30/20[14]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Year ended 9/30/20[14]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Year ended 9/30/20	$7.74	0.16	(1.09)[16]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [13]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[11]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Global Value Fund — Institutional Class
Year ended 9/30/20	$7.73	0.16	(1.07)[16]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [13]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[11]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
International Growth Fund — Investor Class
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[11]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
International Growth Fund — Institutional Class
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/169 11	$28.46	0.01	2.99	3.00	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%

$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%

$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$6.56	(12.18)[16]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [13]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%

$6.56	(11.93)[16]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [13]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%

$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%

$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Opportunities Fund — Investor Class
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[11]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
International Opportunities Fund — Institutional Class
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/169 11	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
International Select Fund — Investor Class
Year ended 9/30/20[14]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Year ended 9/30/20[14]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Micro Cap Fund — Investor Class
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[11]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Micro Cap Fund — Institutional Class
Period ended 9/30/20[15]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[11]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Micro Cap Value Fund — Institutional Class
Period ended 9/30/20[15]	$3.26	(0.01)	0.41	0.40	—		—	—	—
Small Cap Growth Fund — Investor Class
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Year ended 9/30/16[11]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)
Period ended 9/30/169 11	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%

$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%

$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%

$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%

$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Value Fund — Investor Class
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Year ended 9/30/16[11]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Small Cap Value Fund — Institutional Class
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[11]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Ultra Growth Fund — Investor Class
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[11]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Ultra Growth Fund — Institutional Class
Period ended 9/30/20[15]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Treasury Fund
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[11]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%

$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%

$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%

$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 10	0.73	[5]	1.97 [10]	1.93	$489,011	59%

Wasatch Funds	SEPTEMBER 30, 2020

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	Institutional class inception date was February 1, 2016.

[10]	Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

[11]

Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the Ratio of Expenses to Average Net Assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Micro Cap Fund — Investor Class	1.92	1.92
Micro Cap Value Fund — Investor Class	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Ultra Growth Fund — Investor Class	1.34	1.34
U.S. Treasury Fund	0.69	0.73
[12]	Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[13]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[14]	Fund inception date was October 1, 2019.

[15]	Institutional Class inception date was January 31, 2020.

[16]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, total return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

See Notes to Financial Statements.

Wasatch Funds	SEPTEMBER 30, 2020

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 17 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Select Fund and International Select Fund are each a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 16 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012, Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016, International Select Fund and Global Select Fund, which commenced operations on October 1, 2019, and Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund and Wasatch Ultra Growth Fund, which commenced operations on January 31, 2020. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc., doing business as Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2020.

These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial purposes the estimate on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates we utilize a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a

Wasatch Funds

Notes to Financial Statements (continued)

variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of September 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transaction during the fiscal year ending September 30, 2020.

SEPTEMBER 30, 2020

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2020 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$934,821,358	$123,632,444	$19,409,204	$73,487,850	$17,934,974	$24,971,100
Sales	936,331,319	122,581,653	16,925,065	136,343,532	33,133,942	34,727,327

	Global Select Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	International Select Fund	Micro Cap Fund
Purchases	$13,715,584	$91,726,895	$477,966,629	$186,431,455	$5,248,161	$539,336,260
Sales	3,185,992	117,830,710	743,374,623	192,615,384	1,165,770	444,021,528

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$145,975,608	$872,311,737	$734,764,701	$1,167,348,210
Sales	192,463,715	737,859,030	481,663,055	400,578,172

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $ 154,981,891 and $ 56,634,513, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2017. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of September 30, 2020, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Cost	$1,934,455,023	$218,567,125	$38,928,383	$228,310,379	$44,450,697	$83,779,062

Gross appreciation	$930,538,735	$81,409,206	$22,529,794	$177,943,860	$11,907,715	$62,041,814
Gross (depreciation)	(132,683,388)	(8,675,725)	(1,761,429)	(25,019,366)	(5,329,102)	(5,563,567)

Net appreciation	$797,855,347	$72,733,481	$20,768,365	$152,924,494	$6,578,613	$56,478,247

	Global Select Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	International Select Fund	Micro Cap Fund
Cost	$11,128,201	$105,921,912	$707,385,879	$370,711,274	$4,201,366	$557,640,135

Gross appreciation	$2,448,602	$9,392,293	$372,529,107	$313,056,555	$774,395	$270,751,525
Gross (depreciation)	(204,411)	(14,315,064)	(7,039,670)	(10,812,749)	(42,906)	(17,048,578)

Net appreciation	$2,244,191	$(4,922,771)	$365,489,437	$302,243,806	$731,489	$253,702,947

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$178,450,148	$1,581,630,255	$925,968,469	$1,554,142,422	$451,394,823

Gross appreciation	$79,102,001	$980,351,555	$137,781,778	$597,598,622	$96,123,109
Gross (depreciation)	(6,975,187)	(74,781,854)	(63,881,456)	(68,185,222)	(2,420,460)

Net appreciation	$72,126,814	$905,569,701	$73,900,322	$529,413,400	$93,702,649

Wasatch Funds

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2020 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed capital gains	$223,149,252	$—	$—	$24,801,840	$—

Accumulated earnings	223,149,252	—	—	24,801,840	—
Accumulated capital and other losses	(9,866,802)	(7,924,195)	(2,973,553)	(2,188,671)	(103,775,229)
Other undistributed ordinary losses	—	(33,677)	(51,299)	—	(62,929)
Net unrealized appreciation (depreciation)	797,793,095	65,819,624	20,364,197	148,853,839	6,620,786

Total accumulated earnings (accumulated losses)	$1,011,075,545	$57,861,752	$17,339,345	$171,467,008	$(97,217,372)

	Global Opportunities Fund	Global Select Fund	Global Value Fund	International Growth Fund	International Opportunities Fund
Undistributed ordinary income	$—	$13,795	$—	$—	$—
Undistributed capital gains	2,998,314	—	—	117,458,793	9,704,479

Accumulated earnings	2,998,314	13,795	—	117,458,793	9,704,479
Accumulated capital and other losses	(953,028)	—	(169,952,802)	(3,209,649)	(4,213,643)
Other undistributed ordinary losses	(2,694)	—	(418)	—	—
Net unrealized appreciation (depreciation)	56,170,120	2,242,328	(4,922,392)	363,500,685	301,682,790

Total accumulated earnings (accumulated losses)	$58,212,712	$2,256,123	$(174,875,612)	$477,749,829	$307,173,626

	International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	—	58,152,284	24,792,923	183,176,302	—

Accumulated earnings	—	58,152,284	24,792,923	183,176,302	—
Accumulated capital and other losses	(45,241)	(2,184,700)	(1,797,886)	(13,505,929)	(59,189,374)
Other undistributed ordinary (losses)	(121)	—	—	—	—
Net unrealized appreciation (depreciation)	731,518	253,701,706	72,128,091	905,569,704	73,900,322

Total accumulated earnings (accumulated losses)	$686,156	$309,669,290	$95,123,128	$1,075,240,077	$14,710,948

	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$30,515,720	$93,661
Undistributed capital gains	45,573,873	—

Accumulated earnings	76,089,593	93,661
Accumulated capital and other losses	—	(13,584,324)
Other undistributed ordinary (losses)	—	(77,115)
Net unrealized appreciation (depreciation)	529,413,710	93,702,649

Total accumulated earnings (accumulated losses)	$605,503,303	$80,134,871

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in two funds. The Global Value and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

SEPTEMBER 30, 2020

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital in excess of par and distributable earnings (accumulated loss). The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating losses to short-term gains, investments in REITs and partnerships, distribution reclassifications, foreign capital gains taxes, Section 988 currency gains and losses, PFICs, paydown gains and losses and non-REIT return of capital dividends. These reclassifications have no impact on the net asset values of the Funds.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2020 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$2,806,868	$—
Frontier Emerging Small Countries Fund	92,477,662	9,744,720
Global Value Fund*	24,084,505	138,271,096
International Select Fund	23,560	—
U.S. Treasury Fund	11,921,042	1,663,282

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2020, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging India Fund	$1,258,163
Emerging Markets Select Fund	1,789,059
Frontier Emerging Small Countries Fund	3,739,699
Global Value Fund	1,027,950
U.S. Treasury Fund	6,131,664

The Funds have elected to defer losses incurred from November 1, 2019 through September 30, 2020 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses		Late-Year Ordinary Losses
Core Growth Fund	$		$(9,866,802)
Emerging India Fund		(5,551,969)	(2,372,226)
Emerging Markets Select Fund		—	(166,685)
Emerging Markets Small Cap Fund		—	(2,188,671)
Frontier Emerging Small Countries Fund		(836,639)	(716,208)
Global Opportunities Fund		—	(953,028)
Global Value Fund		(7,583,264)	(13,937)
International Opportunities Fund		—	(4,213,643)
International Growth Fund		—	(3,209,649)
International Select Fund		—	(21,681)
Micro Cap Fund		—	(2,184,700)
Micro Cap Value Fund		—	(1,797,886)
Small Cap Growth Fund		—	(13,505,929)
Small Cap Value Fund		(59,162,409)	(26,965)

Wasatch Funds

Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

2020	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Ordinary Income	$—	$—	$—	$—	$—	$—
Capital Gain	243,065,391	1,014,355	—	22,022,797	—	10,583,675

Total	$243,065,391	$1,014,355	$—	$22,022,797	$—	$10,583,675

2020	Global Select Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	International Select Fund	Micro Cap Fund
Ordinary Income	$—	$3,749,206	$—	$—	$—	$—
Capital Gain	—	773,618	30,462,062	12,487,503	—	56,926,728

Total	$—	$4,522,824	$30,462,062	$12,487,503	$—	$56,926,728

2020	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$5,725,554	$—	$6,196,484
Capital Gain	22,300,292	264,951,087	4,930,999	14,642,656	—

Total	$22,300,292	$264,951,087	$10,656,553	$14,642,656	$6,196,484

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

2019	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	$—
Capital Gain	172,135,583	15,619,790	—	48,977,453	—

Total	$172,135,583	$15,619,790	$—	$48,977,453	$—

2019	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary Income	$—	$4,347,203	$1,629,607	$—	$—
Capital Gain	15,578,105	23,019,039	170,045,903	11,299,512	87,356,742

Total	$15,578,105	$27,366,242	$171,675,510	$11,299,512	$87,356,742

2019	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$53,031	$—	$—	$7,109,314	$6,645,318
Capital Gain	26,820,661	414,909,154	31,718,827	11,813,532	—

Total	$26,873,692	$414,909,154	$31,718,827	$18,922,846	$6,645,318

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund and International Opportunities Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU Reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU Reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

SEPTEMBER 30, 2020

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2021. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2021). The Funds may only make repayments to the Advisor for the amounts reimbursed if such repayment does not cause the Funds’ expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2021. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the year ended September 30, 2020 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2021	$287,305
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2021	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2021	104,959
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2021	4,564
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2021	120,327
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2021	31,005
Global Select Fund	0.85%	1.35%	0.95%	1/31/2021	202,753
Global Value Fund	0.90%	1.10%	0.95%	1/31/2021	265,804
International Growth Fund	1.25%	1.75%	1.35%	1/31/2021	22,008
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2021	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2021	196,692
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2021	4,073
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2021	12,332
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2021	306,012
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2021	123,421
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2021	11,370
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2021	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2020, the Funds did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2020, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $125,000 per year for services rendered and a fee of $25,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $25,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $31,250 a year as Chairman and $7,813 for attendance in person or telephonically at a Board meeting. The Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,750 per year as Chairman and $4,688 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

Payments by Advisor — On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

Wasatch Funds

Notes to Financial Statements (continued)

During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds. The Advisor will not be reimbursed for these amounts.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”). The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (HIMCo) with respect to the U.S. Treasury Fund. HIMCo, the Sub-Advisor for the Fund, reimbursed the U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Pursuant to a sub-advisory agreement entered into between the Advisor and HIMCo (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2020 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees—Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of- pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of September 30, 2020, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	43.14%
Emerging India Fund	3	71.43%
Emerging Markets Select Fund	2	62.37%
Emerging Markets Small Cap Fund	2	56.78%
Frontier Emerging Small Countries Fund	3	57.24%
Global Opportunities Fund	3	60.81%
Global Select Fund	3	68.78%
Global Value Fund	2	71.57%
International Growth Fund	2	52.59%
International Opportunities Fund	2	41.51%
International Select Fund	4	83.62%

SEPTEMBER 30, 2020

Fund	Number of Accounts	Percent of Shares Outstanding
Micro Cap Fund	2	42.32%
Micro Cap Value Fund	3	59.41%
Small Cap Growth Fund	2	48.48%
Small Cap Value Fund	4	67.10%
Ultra Growth Fund	2	58.63%
U.S. Treasury Fund	3	56.93%

Affiliated Interests — As of September 30, 2020, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	24	1.08%
Emerging India Fund	36	9.80%
Emerging Markets Select Fund	24	26.14%
Emerging Markets Small Cap Fund	15	2.44%
Frontier Emerging Small Countries Fund	15	2.70%
Global Opportunities Fund	19	8.13%
Global Select Fund	20	78.33%
Global Value Fund	10	2.46%
International Growth Fund	19	1.24%
International Opportunities Fund	21	0.97%
International Select Fund	14	58.47%
Micro Cap Fund	20	1.21%
Micro Cap Value Fund	18	2.91%
Small Cap Growth Fund	23	1.06%
Small Cap Value Fund	18	1.30%
Ultra Growth Fund	19	0.44%
U.S. Treasury Fund	14	2.79%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2020 with an “affiliated company” as so defined:

	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Value, End of Year	Dividends Credited to Income for the year ended 9/30/2020	Gain (Loss) Realized on Sale of Shares for the year ended 9/30/2020	Change in Unrealized Appreciation for the year ended 9/30/2020
Micro Cap Fund
Common Stock
IM Cannabis Corp.	$3,007,812	$3,537,691	$—	$10,206,730	$—	$—	$3,661,227
Transcat, Inc.	10,031,463	6,106,018	1,818,449	15,971,020	—	25,007	1,626,981
Lonestar Resources US, Inc., Class A*	5,180,047	462,685	1,397,235	—	—	(8,185,108)	3,939,611
Warrants
IM Cannabis Corp—Warrants $1.30 10/10/2021	—	—	—	356,271	—	—	356,271

	$18,219,322	$10,106,394	$3,215,684	$26,534,021	$—	$(8,160,101)	$9,584,090

Small Cap Growth Fund
Common Stock
Chuy’s Holdings Inc.	$15,835,134	$9,289,276	$—	$22,322,336	$—	$—	$(2,802,074)

Ultra Growth Fund
Common Stock
Exagen Inc.	$3,382,877	$12,568,694	$1,323,625	$10,092,300	$—	$(211,936)	$(4,323,710)
Cocrystal Pharma, Inc.*	1,726,744	803,250	2,415,020	—	—	(367,802)	252,828

	$5,109,621	$13,371,944	$3,738,645	$10,092,300	$—	$(579,738)	$(4,070,882)

Wasatch Funds

Notes to Financial Statements (continued)

	Share Activity				Dividends Credited to Income for the period ended 9/30/2020	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2020	Change in Unrealized Appreciation for the period ended 9/30/2020
	Balance 9/30/2019	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2020
Micro Cap Fund
Common Stock
IM Cannabis Corp	3,795,143	7,530,500	—	11,325,643	$—	$—	$3,661,227
Transcat, Inc.	391,701	216,676	63,291	545,086	—	25,007	1,626,981
Lonestar Resources US, Inc., Class A*	1,904,429	191,600	2,096,029	—		(8,185,108)	3.939.611
Warrants
IM Cannabis Corp-Warrants $1.30 10/10/2021	—	1,897,571	—	1,897,571	—	—	356,271

	6,091,273	9,836,347	2,159,320	13,768,300	$—	$(8,160,101)	$5,644,479

Small Cap Growth Fund
Common Stock
Chuy’s Holdings Inc.	639,545	500,513	—	1,140,058	$—	$—	$(2,802,074)

Ultra Growth Fund
Common Stock
Exagen Inc.	218,391	793,497	80,864	931,024	$—	$(211,936)	$(4,323,710)
Cocrystal Pharma, Inc.*	846,443	945,000	1,791,443	—	—	(367,802)	252,828

	1,064,834	1,738,497	1,872,307	931,024	$—	$(579,738)	$(4,070,882)

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2019 is included in the Statement of Operations even though the securities were not affiliated companies as of year end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2020, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Micro Cap Value Fund
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	$30,001	$17,685	0.01%
Vertex Energy, Inc., Pfd., 10.00% PIK Series B	Convertible Preferred Stock	6/22/15 - 7/16/20	1,995,652	1,888,331	0.76%
Vertex Energy, Inc., expiring 12/24/2020	Warrants	6/22/15	95,000	—	—%

			$2,120,653	$1,906,016	0.77%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$9,217,825	0.37%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,141,197	149,227	0.01%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	7,186	68,651	0.00%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/2005	2,000,000	725,424	0.03%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/2010	184,939	188,977	0.01%

			$11,333,324	$10,350,104	0.42%

Ultra Growth Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	$1,029,173	$134,301	0.01%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	8,198	68,651	0.00%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	181,356	0.01%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	47,245	0.00%

			$1,583,607	$431,553	0.02%

SEPTEMBER 30, 2020

10. LINE OF CREDIT

Effective May 15, 2020, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2020, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2020
Core Growth Fund	$8,488,232	15	$8,584	2.43%	$—
Emerging India Fund	3,852,254	103	25,245	2.29%	—
Emerging Markets Select Fund	557,626	68	2,824	2.68%	—
Emerging Markets Small Cap Fund	1,916,829	144	17,815	2.32%	—
Frontier Emerging Small Countries Fund	378,903	56	1,079	1.83%	—
Global Opportunities Fund	638,977	63	2,358	2.11%	—
Global Select Fund	708,987	11	347	1.60%	—
Global Value Fund	320,437	3	39	1.48%	—
International Growth Fund	8,005,058	23	9,473	1.85%	—
International Select Fund	87,929	11	73	2.73%	—
Micro Cap Fund	601,010	7	221	1.89%	—

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Global Pandemic Risk — The value of a Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in health-care service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Credit Risk — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Wasatch Funds

Notes to Financial Statements (continued)

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

SEPTEMBER 30, 2020

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Wasatch Funds

Notes to Financial Statements (continued)

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2020
Core Growth Fund
Assets
Common Stocks		$2,703,870,508	$—	$—	$2,703,870,508
Short-Term Investments		—	28,439,862	—	28,439,862

		$2,703,870,508	$28,439,862	$—	$2,732,310,370

Emerging India Fund
Assets
Common Stocks		$285,292,132	$—	$—	$285,292,132
Short-Term Investments		—	6,008,474	—	6,008,474

		$285,292,132	$6,008,474	$—	$291,300,606

Emerging Markets Select Fund
Assets
Common Stocks
	Personal Products	$—	$718,220	$—	$718,220
	Other	57,924,050	—	—	57,924,050
Preferred Stocks		673,229	—	—	673,229
Short-Term Investments		—	381,249	—	381,249

		$58,597,279	$1,099,469	$—	$59,696,748

SEPTEMBER 30, 2020

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2020
Emerging Markets Small Cap Fund
Assets
Common Stocks
	Consumer Finance	$17,282,475	$6,995,308	$—	$24,277,783
	Insurance Brokers	—	7,191,073	—	7,191,073
	Pharmaceuticals	—	—	16,796	16,796
	Semiconductors	36,051,449	9,682,342	—	45,733,791
	Systems Software	—	6,463,555	—	6,463,555
	Other	285,609,335	—	—	285,609,335
Preferred Stocks		—	6,466,398	—	6,466,398
Warrants		35,665	—	—	35,665
Short-Term Investments		—	5,440,477	—	5,440,477

		$338,978,924	$42,239,153	$16,796	$381,234,873

Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Consumer Finance	$4,214,816	$940,068	$—	$5,154,884
	Food Retail	1,139,676	593,991	—	1,733,667
	Insurance Brokers	—	2,147,194	—	2,147,194
	Other	40,567,574	—	—	40,567,574
Preferred Stocks		1,314,219	—	—	1,314,219
Warrants		6,196	—	—	6,196
Short-Term Investments		—	105,576	—	105,576

		$47,242,481	$3,786,829	$—	$51,029,310

Global Opportunities Fund
Assets
Common Stocks
	Consumer Finance	$3,317,459	$1,150,474	$—	$4,467,933
	Other	135,057,885	—	—	135,057,885
Warrants		11,201	—	—	11,201
Short-Term Investments		—	720,290	—	720,290

		$138,386,545	$1,870,764	$—	$140,257,309

Global Select Fund
Assets
Common Stocks		$12,833,836	$—	$—	$12,833,836
Short-Term Investments		—	538,556	—	538,556

		$12,833,836	$538,556	$—	$13,372,392

Global Value Fund
Assets
Common Stocks
	Technology Hardware, Storage & Peripherals	$1,689,300	$2,829,716	$—	$4,519,016
	Tobacco	—	3,036,745	—	3,036,745
	Other	92,495,347	—	—	92,495,347
Short-Term Investments		—	948,033	—	948,033

		$94,184,647	$6,814,494	$—	$100,999,141

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2020
International Growth Fund
Assets
Common Stocks
	Insurance Brokers	$—	$10,922,753	$—	$10,922,753
	Research & Consulting Services	10,723,799	9,886,664	—	20,610,463
	Semiconductors	31,895,130	11,027,273	—	42,922,403
	Systems Software	9,829,554	9,620,701	—	19,450,255
	Other	938,611,007	—	—	938,611,007
Short-Term Investments		—	40,358,435	—	40,358,435

		$991,059,490	$81,815,826	$—	$1,072,875,316

International Opportunities Fund
Assets
Common Stocks
	Alternative Carriers	$8,362,112	$3,706,193	$—	$12,068,305
	Insurance Brokers	—	9,720,379	—	9,720,379
	Research & Consulting Services	16,863,225	11,037,383	—	27,900,608
	Restaurants	—	—	8,130	8,130
	Semiconductors	5,920,254	13,766,845	—	19,687,099
	Other	581,692,809	—	—	581,692,809
Short-Term Investments		—	21,877,750	—	21,877,750

		$612,838,400	$60,108,550	$8,130	$672,955,080

International Select Fund
Assets
Common Stocks		$4,779,764	$—	$—	$4,779,764
Short-Term Investments		—	153,091	—	153,091

		$4,779,764	$153,091	$—	$4,932,855

Micro Cap Fund
Assets
Common Stocks		$793,744,746	$—	$—	$793,744,746
Warrants		356,271	—	—	356,271
Short-Term Investments		—	17,242,065	—	17,242,065

		$794,101,017	$17,242,065	$—	$811,343,082

Micro Cap Value Fund
Assets
Common Stocks		$237,233,920	$—	$—	$237,233,920
Convertible Preferred Stocks		—	—	1,888,331	1,888,331
Limited Liability Company Membership Interest		—	—	17,685	17,685
Short-Term Investments		—	11,437,026	—	11,437,026

		$237,233,920	$11,437,026	$1,906,016	$250,576,962

Small Cap Growth Fund
Assets
Common Stocks		$2,433,766,395	$—	$—	$2,433,766,395
Limited Partnership Interest		—	—	217,878	217,878
Preferred Stocks		—	—	10,132,225	10,132,225
Short-Term Investments		—	43,083,458	—	43,083,458

		$2,433,766,395	$43,083,458	$10,350,103	$2,487,199,956

Small Cap Value Fund
Assets
Common Stocks		$985,058,858	$—	$—	$985,058,858
Short-Term Investments		—	14,809,933	—	14,809,933

		$985,058,858	$14,809,933	$—	$999,868,791

SEPTEMBER 30, 2020

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2020
Ultra Growth Fund
Assets
Common Stocks		$1,938,259,390	$—	$—	$1,938,259,390
Limited Partnership Interest		—	—	202,952	202,952
Preferred Stocks		—	—	228,601	228,601
Short-Term Investments		—	144,864,879	—	144,864,879

		$1,938,259,390	$144,864,879	$431,553	$2,083,555,822

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$536,537,820	$—	$536,537,820
Short-Term Investments		—	8,559,652	—	8,559,652

		$—	$545,097,472	$—	$545,097,472

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

There was a transfer of $3,007,812 in the Micro Cap Fund from Level 3 to Level 1 due to a change in pricing technique on a private company that became public. This transfer amount represents the beginning of the period value for IM Cannabis Corp., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers of $14,841,216 in the Micro Cap Fund, $16,980,008 in the Small Cap Growth Fund and $3,820,500 in the Ultra Growth Fund from Level 3 to Level 1 due to a change in pricing technique on a private company that became public. This transfer amount represents the beginning of the period value for Medallia, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward of the Micro Cap Fund that is shown below and Small Cap Growth Fund, the Ultra Growth Fund is presented on the next page.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2020:

Fund	Market Value Beginning Balance 9/30/2019	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2020
Emerging Markets Small Cap Fund
Common Stocks	$16,608	$—	$—	$—	$—	$188	$—	$—	$16,796	$188

	$16,608	$—	$—	$—	$—	$188	$—	$—	$16,796	$188

International Opportunities Fund
Common Stocks	$7,747	$—	$—	$—	$—	$383	$—	$—	$8,130	$383

	$7,747	$—	$—	$—	$—	$383	$—	$—	$8,130	$383

Micro Cap Fund
Common Stocks	$17,849,029	$—	$—	$—	$—	$—	$—	$(17,849,029)	$—	$—

	$17,849,029	$—	$—	$—	$—	$—	$—	$(17,849,029)	$—	$—

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Market Value Beginning Balance 9/30/2019	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2020
Micro Cap Value Fund
Common Stocks	$20,211	$—	$—	$—	$—	$(2,526)	$—	$—	$17,685	$(2,526)
Preferred Stocks	1,956,197	121,753	—	—	—	(189,619)	—	—	1,888,331	(189,619)
Warrants	28,900	—	(79,198)	—	(195,484)	245,782	—	—	—	(2,500)
Rights	391,628	—	—	—	—	(391,628)	—	—	—	—

	$2,396,936	$121,753	$(79,198)	$—	$(195,484)	$(337,991)	$—	$—	$1,906,016	$(194,645)

Small Cap Growth Fund
Common Stocks	$16,980,008	$—	$—	$—	$—	$—	$—	$(16,980,008)	$—	$—
Preferred Stocks	11,141,900	—	—	—	—	(1,009,675)	—	—	10,132,225	(1,009,674)
Limited Partnership Interest	2,552,478	—	(1,210,000)	—	—	(1,124,600)	—	—	217,878	(1,124,600)
Seller’s Note	1,728,000	—	(1,728,000)	363,859	—	(363,859)	—	—	—	—

	$32,402,386	$—	$(2,938,000)	$363,859	$—	$(2,498,134)	$—	$(16,980,008)	$10,350,103	$(2,134,274)

Ultra Growth Fund
Common Stocks	$3,820,500	$—	$—	$—	$—	$—	$—	$(3,820,500)	$—	$—
Preferred Stocks	377,919	—	—	—	—	(149,318)	—	—	228,601	(149,318)
Limited Partnership Interest	2,391,055	—	(1,140,000)	—	—	(1,048,103)	—	—	202,952	(1,048,103)
Seller’s Note	132,000	—	(132,000)	28,207	—	(28,207)	—	—	—	—

	$6,721,474	$—	$(1,272,000)	$28,207	$—	$(1,225,628)	$—	$(3,820,500)	$431,553	$(1,197,421)

Quantitative Information About Level 3 Fair Value Measurements

Fund	Description	Fair Value at 9/30/2020	Valuation Technique	Unobservable Input	Range (Average)
Micro Cap Value Fund	Convertible Preferred Stocks: Oil & Gas Refining & Marketing	$1,888,331	Market comparable companies	Par multiple	0.98 - 1.05 (1.00)
				Discount for lack of marketability, lower debt seniority & lower credit quality	10%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$914,401	Market comparable companies	EV/R* multiple	0.5 - 20.1 (8.4)
				Discount for lack of marketability	20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$9,217,824	Market comparable companies	EV/R* multiple	1.6 - 24.1 (10.7)
				Discount for lack of marketability	20%
Small Cap Growth Fund	Limited Partnership Interest: Asset Management & Custody Banks	$217,878	Discount to NAV	Discount to NAV	25%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$228,601	Market comparable companies	EV/R* multiple	0.5 - 20.1 (8.4)
				Discount for lack of marketability	20%
Ultra Growth Fund	Limited Partnership Interest: Asset Management & Custody Banks	$202,952	Discount to NAV	Discount to NAV	25%

*	Enterprise-Value-To-Revenue Multiple (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

SEPTEMBER 30, 2020

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Other information regarding the Funds is available in the Funds’ most recent Prospectus and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2020:

Repurchase Agreements

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$28,439,862	$—	$(28,439,862)	$—
Emerging India Fund	Fixed Income Clearing Corp.	6,008,474	—	(6,008,474)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	381,249	—	(381,249)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	5,440,477	—	(5,440,477)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	105,576	—	(105,576)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	720,290	—	(720,290)	—
Global Select Fund	Fixed Income Clearing Corp.	538,556	—	(538,556)	—
Global Value Fund	Fixed Income Clearing Corp.	948,033	—	(948,033)	—
International Growth Fund	Fixed Income Clearing Corp.	40,358,435	—	(40,358,435)	—
International Opportunities Fund	Fixed Income Clearing Corp.	21,877,750	—	(21,877,750)	—
International Select Fund	Fixed Income Clearing Corp.	153,091	—	(153,091)	—
Micro Cap Fund	Fixed Income Clearing Corp.	17,242,065	—	(17,242,065)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	11,437,026	—	(11,437,026)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	43,083,458	—	(43,083,458)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	14,809,933	—	(14,809,933)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	144,864,879	—	(144,864,879)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	8,559,652	—	(8,559,652)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3—Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. REVISION OF PRIOR YEAR FINANCIAL STATEMENTS

During the preparation of the September 30, 2020 financial statements, it was determined that certain amounts reported in the September 30, 2018 and September 30, 2019 financial statements for the Global Value Fund were incorrect due to an error in accounting for the Fund’s reorganization in 2018. The error resulted in a $3,407,882 overstatement of paid-in capital in excess of par and a $3,407,882 understatement of distributable earnings (accumulated loss) on the Statement of Assets and Liabilities for the periods ended September 30, 2018 and September 30, 2019. The adjustment had no impact on the Fund’s net assets or NAV at September 30, 2020 and had no impact on the Fund’s assets and liabilities, Statement of Operations, Statement of Changes in Net Assets or Financial Highlights for the years ended September 30, 2018 and September 30, 2019. Management evaluated the impact of the error on the current and prior year financial statements and determined that the previously issued financial statements were not materially misstated; therefore the adjustment was corrected in these financial statements.

15. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds	SEPTEMBER 30, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wasatch Funds Trust and Shareholders of each of the seventeen funds listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Wasatch Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Wasatch Core Growth Fund® (1)	Wasatch Emerging India Fund® (2)
Wasatch Emerging Markets Select Fund® (1)	Wasatch Emerging Markets Small Cap Fund® (2)
Wasatch Frontier Emerging Small Countries Fund® (2)	Wasatch Global Opportunities Fund® (2)
Wasatch Global Select Fund® (3)	Wasatch Global Value Fund® (1)
Wasatch International Growth Fund® (2)	Wasatch International Opportunities Fund® (2)
Wasatch International Select Fund® (3)	Wasatch Micro Cap Fund® (2)
Wasatch Micro Cap Value Fund® (2)	Wasatch Small Cap Growth Fund® (2)
Wasatch Small Cap Value Fund® (1)	Wasatch Ultra Growth Fund® (2)
Wasatch-Hoisington U.S. Treasury Fund® (1)

1.

Statement of operations for the year ended September 30, 2020, statement of changes in net assets for the years ended September 30, 2020 and 2019 and financial highlights for the years ended September 30, 2020, 2019, 2018, 2017 and 2016

2.

Statement of operations for the year ended September 30, 2020, statement of changes in net assets for the years ended September 30, 2020 and 2019 and financial highlights for each of the periods indicated therein

3.	Statement of operations, statement of changes in net assets and financial highlights for the period October 1, 2019 (inception) through September 30, 2020

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 19, 2020

We have served as the auditor of one or more investment companies in Wasatch Funds Trust since 2002.

Wasatch Funds	SEPTEMBER 30, 2020

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees. Each of the Independent Trustees was elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chair of the Board	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	17	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 76	Trustee and former Chair of the Board	Indefinite Served as Chair of the Board from 2004 to 2019 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	17	Trustee, Northern Lights Fund Trust III (38 portfolios) since 2012.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) from January 2017 to present.	17	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	17

Director, Youth Sports Alliance since 2015.

Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012.

Director Emeritus, Utah Symphony/Utah Opera since September 2017.

Director, Utah Symphony/Utah Opera from 2005 to 2017.

Mark Robinson[3] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 61	Trustee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	17	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

3.	Effective April 1, 2020, Mr. Robinson was appointed as a Trustee of the Trust.

Wasatch Funds

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 54	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 52	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 38	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 47	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 37	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 37	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

SEPTEMBER 30, 2020

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at wasatchglobal.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August  31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a Fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A Fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of each Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Fund can be found within the Prospectus.

Wasatch Funds	SEPTEMBER 30, 2020

Service Providers

Investment Advisor

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

WASATCHGLOBAL.COM ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

Item 2.   Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.   Audit Committee Financial Expert.

(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial experts are Miriam M. Allison and Kristen Fletcher. Each is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.   Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2020 and 2019 were $497,528 and $418,480, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2020 and 2019, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2020 and 2019, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2020 and 2019 were $106,275 and $146,642, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns.

During the fiscal years ended September 30, 2020 and 2019, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2020 and 2019 were $0 and $0, respectively.

During the fiscal years ended September 30, 2020 and 2019, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)      Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)      There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2020 and 2019, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.   Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.   Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 1, 2020

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 1, 2020